Filed with the Securities and Exchange Commission on April 5, 2018
REGISTRATION NO. 333-184541
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 11
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 166
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2018 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY
Flexible Premium Deferred Annuity
PROSPECTUS: April 30, 2018
This prospectus describes a flexible premium deferred annuity off ered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”), which we refer to as the Prudential Defined Income Variable Annuity (“Annuity”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. The Annuity will be offered as an individual annuity contract. Financial professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may impose restrictions (e.g., maximum issue age). Please speak to your financial professional for further details. Certain features may not be available in all states. The guarantees provided by the variable annuity contract described in this prospectus are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
THE SUB-ACCOUNT
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-account are held. Currently only one Sub-account is available under the Annuity. The Sub-account offered in connection with the Annuity of the Pruco Life Flexible Premium Variable Annuity Account invests in the AST Multi-Sector Fixed Income Portfolio, a series of the Advanced Series Trust mutual fund.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual fund. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
When delivered in connection with the potential purchase of a new Annuity, t his prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Income Growth Rate and Income Percentage Rates. Also, the Defined Income Benefit is neither optional nor revocable.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

PDIPROS

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
www.prudentialannuities.com

Prospectus Dated: April 30, 2018	Statement of Additional Information Dated: April 30, 2018
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

(i)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-account on any Valuation Day.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
First Death: The first of the Spousal Designated Lives to die.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guaranteed Income Amount (“GIA”): This is the annual amount of income you are eligible to receive for life under the Guaranteed Income Amount Option described in the section of the Prospectus entitled “Defined Income Benefit.” The initial Guaranteed Income Amount is determined by multiplying the applicable Income Percentage by the Account Value on the Issue Date.
Income Growth Rate: The Income Growth Rate is the guaranteed compounded rate of return credited to your Guaranteed Income Amount up until your first Lifetime Withdrawal. The Income Growth Rate is set at Annuity issue, and will not change for the life of your Annuity.
Income Percentage: The Income Percentage is used to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives on the date each Purchase Payment is allocated to the annuity. The Income Percentages are set at Annuity issue and will not change for the life of your Annuity.
Investment Option: The Sub-account as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.

Lifetime Withdrawal: Any withdrawal of assets from your Annuity that you do not designate as a Non-Lifetime Withdrawal under the Guaranteed Income Amount. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals will be deemed to be Lifetime Withdrawals.
Non-Lifetime Withdrawal: A withdrawal of assets from your Annuity that you elect and designate as such by you.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.
Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Remaining Designated Life: A natural person who must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life upon the earlier of the First Death or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Separate Account: Referred to as the “Variable Separate Account” in your Annuity, this is the variable Separate Account(s) shown in the Annuity.
Single Designated Life: The natural person who is the measuring life for the Defined Income Benefit that is designated at purchase of the annuity and cannot be changed for the life of the contract.
Spousal Designated Lives: The natural persons who are the measuring lives for the Defined Income Benefit that are designated at purchase of the annuity and cannot be changed for the life of the contract.
Sub-account: A division of the Separate account.
Surrender Value: The Account Value, less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
Traditional Annuity Payment: A payment under an Annuity Payout Option other than the Guaranteed Income Amount option.
Unit: A share of participation in the Sub-account used to calculate your Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity.
The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, or take a partial withdrawal. State premium taxes also may be deducted. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.

ANNUITY OWNER TRANSACTION EXPENSES
Contingent Deferred Sales Charge (CDSC) [1]
Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 year old or older, but not yet 3 years old	6.0%
3 year old or older, but not yet 4 years old	6.0%
4 year old or older, but not yet 5 years old	5.0%
5 year old or older, but not yet 6 years old	5.0%
6 year old or older, but not yet 7 years old	5.0%
7 years old or older	0.0%

State Premium Tax Charge	0% to 3.50%

1
The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

The following table describes the fees and charges that you will pay periodically during the time that you own your Annuity, not including the underlying portfolio annual fees and expenses.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Account Value)

Annual Maintenance Fee [2]	Lesser of $50 or 2% of Account Value

ANNUALIZED INSURANCE FEES/CHARGES (assessed daily as a percentage of the Sub-account)
	MAXIMUM	CURRENT
Mortality & Expense Risk Charge	0.95%	0.95%
Administration Charge	0.15%	0.15%
Defined Income Benefit Charge [3,4]	1.50%	0.80%
Total Insurance Charge	2.60%	1.90%

2	Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

3
The charge for the Defined Income Benefit covers the Guaranteed Income Amount Option and will continue to apply until the Annuity is fully surrendered, a death benefit is payable, or Traditional Annuity Payments begin.

4
The Defined Income Benefit Charge may be increased one or more times on or after the 7th anniversary of the Issue Date up to the maximum annual rate of 1.50%. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
The next item shows the total annual operating expenses charged by the Portfolio for the year ended December 31, 2017 and do not necessarily reflect the fees you may incur. There is only one Portfolio offered in the Annuity. The “Total Annual Portfolio Operating Expenses” reflect the combination of the Portfolio’s investment management fee, other expenses, 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the Portfolio’s average daily net assets. See the prospectus or statement of additional information of the Portfolio for further details. The current prospectus and statement of additional information for the Portfolio can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

Total Annual Underlying Portfolio Operating Expenses	0.75%*
*This expense does not include the impact of any applicable contractual waivers or fee reimbursements.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2017
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Multi-Sector Fixed Income Portfolio	0.49%	0.01%	0.25%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in this Annuity with the cost of investing in other variable annuity contracts. Below are examples showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges as described in “Summary of Contract Fees and Charges.”

▪	Maximum Total Insurance Charge

▪	Contingent Deferred Sales Charge (if applicable)

▪	Annual Maintenance Fee
The examples also assume the following for the period shown:

▪	Investment of Account Value in the Sub-account, with the total annual portfolio operating expenses (before any fee waiver or expense reimbursement) remaining the same each year.

▪	You make no withdrawals of your Account Value.

▪	No tax charge applies.
Amounts shown in the examples are rounded to the nearest dollar.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIO.

	Assuming Total Annual Portfolio Operating Expenses of the Available Portfolio
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,092	$1,786	$2,494	$4,080
If you annuitize your annuity at the end of the applicable time period: [1]	$392	$1,186	$1,994	$4,080
If you do not surrender your annuity:	$392	$1,186	$1,994	$4,080
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

ACCUMULATION UNIT VALUES
Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the Annuity.
Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in an underlying Portfolio.
Generally speaking, variable annuities are investments designed to be held for the long term. Working with your financial professional, you should carefully consider whether a variable annuity is appropriate for you, given your life expectancy, need for income, and other pertinent factors.
Investment Option: The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the AST Multi-Sector Fixed Income Portfolio, an underlying mutual fund of Advanced Series Trust. The underlying mutual fund is described in its own prospectus, which you should read before investing. There is no assurance that the Investment Option will meet its investment objective.
Please note that the Annuity has only the one Investment Option; the AST Multi-Sector Fixed Income Portfolio, which seeks to maximize total return consistent with the preservation of capital. Unlike many other annuity contracts, the Annuity does not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks.
Please see “Investment Option” for information.
Living Benefit: The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee you the ability to take an annual withdrawal amount until the death of a certain designated life (or lives) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. Payments are available as an income option (the “Guaranteed Income Option”). The Defined Income Benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount, subject to its terms.
While the Defined Income Benefit is in effect, a change in the Owner/Annuitant designations may cause the Defined Income Benefit to terminate, and you would lose all associated benefits. You should carefully consider whether to purchase the Annuity if you anticipate changing the Owner/Annuitant designations. Please see “Change of Owner, Annuitant and Beneficiary Designations” and “Termination of Benefits” for more information. The Defined Income Benefit is neither optional nor revocable. Please speak to your financial professional for further details.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Minimum Age for Initial Purchase	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
45	85	$25,000
We limit additional Purchase Payments to the first Annuity Year, however at any time during this year, with prior notice to you, we may further limit your right to add additional Purchase Payments to the Annuity. If we exercise this right, your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guaranteed Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans.
The “Minimum Age for Initial Purchase” applies to the age of the Designated Life or youngest age of the Spousal Designated Lives, and the “Maximum Age for Initial Purchase” applies to the age of the Designated Life or oldest of the Spousal Designated Lives as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing The Annuity” for more detail.
Access To Your Money: You can receive income by taking withdrawals or electing Traditional Annuity Payments. Withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below).
If you elect to receive Traditional Annuity Payments, you convert your Account Value into a stream of future payments. This means you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs as described in “Annuity Options” later in this prospectus.

Death Benefit: During the Accumulation Period, you may name a Beneficiary(ies) to receive the proceeds of your Annuity upon your death provided you still have an Account Value. Your Death Benefit must be distributed within the time period required by the tax laws.
Please see “Death Benefit” for more information.
Fees and Charges: The Annuity, including the living benefit, is subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolio.
What does it mean that your Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the Defined Income Benefit and the opportunity to annuitize the contract which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Other Information: Please see the section entitled “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying fund.

INVESTMENT OPTION
The AST Multi-Sector Fixed Income Portfolio is the only Investment Option available under the Annuity. The Sub-account invests in the underlying Portfolio whose share price generally fluctuates each Valuation Day. You bear the investment risk for amounts allocated to the Sub-account. If in the future we make two or more Investment Options available under the Annuity, we may allow transfer privileges and we may impose transfer restrictions and transfer fees. In addition, if we make more than one Investment Option available with the Annuity, we may impose investment restrictions and/or conditions on Purchase Payments or allocations to one or more Investment Options.
Because one Investment Option is currently available under the Annuity, an investment in the Annuity involves certain additional limitations and risks. For example, the Annuity does not provide a diverse set of investment choices providing the option to allocate your Purchase Payments or Account Value among a variety of investment choices with different investment styles, objectives, strategies and risks. The performance of your Account Value will depend entirely on the performance of the one underlying Portfolio. The Annuity currently does not offer certain standard investment product features such as portfolio rebalancing, dollar-cost-averaging or transfer privileges. An investment in the Annuity, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor's overall portfolio of investments. The Annuity may not be suitable for all investors. You may want to consult with your financial professional to determine if this Annuity is suitable for you.
Variable Investment Option: The Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). The Sub-account invests exclusively in the AST Multi-Sector Fixed Income Portfolio. You should carefully read the prospectus for the AST Multi-Sector Fixed Income Portfolio.
The Portfolio is not a publicly traded mutual fund. The Portfolio is only available as an Investment Option in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. Details about the investment objective, policies, risks, costs and management of the Portfolio are found in the prospectus for the Portfolio. There is no guarantee that the Portfolio will meet its investment objective. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.
The investment objective and name of the advisor/sub-advisor for the Portfolio appears in the table below.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Multi-Sector Fixed Income Portfolio	Seeks to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
PGIM Fixed Income is a business unit of PGIM, Inc.
The Portfolio is a series of the Advanced Series Trust and is managed by PGIM Fixed Income, a business unit of PGIM Inc. which is an affiliate of Pruco Life. Pruco Life and companies with which it is affiliated (the "Affiliated Companies") receive fees and payments from the Portfolio, which may be greater than the fees and payments Pruco Life would receive if we offered Portfolios provided by companies not affiliated with Pruco Life (the “Unaffiliated Companies”). Because of the potential for greater revenue earned by Pruco Life and its Affiliated Companies with respect to the Portfolio, we have an incentive to offer the Portfolio over other Portfolios sponsored and advised by Unaffiliated Companies. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is an Affiliated Company or because the subadviser provides payments or support, including distribution and marketing support, to Pruco Life or an Affiliated Company. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the Sub-accounts that invest in these Portfolios. Allocations made to the Portfolio benefit us financially. Pruco Life has selected the Portfolio for inclusion as an investment option under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider whether the Portfolio’s objectives and investment strategy create additional risk to us in light of any guaranteed benefits provided by the Annuity.

DEFINED INCOME BENEFIT
The Defined Income Benefit is a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Single Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”). Generally, if your Account Value is reduced to zero and you meet certain requirements, we pay a remaining value based on the “Guaranteed Income Amount.” This benefit also provides for a death benefit equal to the greater of the Account Value and the Return of Purchase Payments Amount (described below), subject to the terms of the benefit. The Defined Income Benefit is part of your Annuity and is not an optional benefit and may not be revoked. You may not terminate the Defined Income Benefit. The Defined Income Benefit will terminate only upon specified events (see “Termination of the Benefit,” below).
When you purchase the Annuity, you must make a permanent decision whether you wish to own the Single or Spousal version of the Defined Income Benefit. Based upon your decision, the Defined Income Benefit guarantees the ability to withdraw the Guaranteed Income Amount. Each Annuity Year, you may withdraw this amount until the death of the Single Designated Life or Remaining Designated Life regardless of the impact of Sub-account performance on the Account Value. The Defined Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Please see below under “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”
The Defined Income Benefit’s Rate Sheet Prospectus Supplement
The current Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount under the Guaranteed Income Amount Option are disclosed in the Rate Sheet Prospectus Supplement. The applicable Rate Sheet Prospectus Supplement is attached to the prospectus you receive at the time you purchase your Annuity. Rates and effective dates reflected in the Rate Sheet Prospectus Supplement each month replace and supersede those reflected in any prior month’s Rate Sheet Prospectus Supplement. Please refer to the dates on the Rate Sheet Prospectus Supplement at the time you purchase the annuity. If the dates on the Rate Sheet Prospectus Supplement have expired, we will deliver the current Rate Sheet Prospectus Supplement to you.
Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your application must be signed and received by us in Good Order within the stated time period during which such rates will be applicable. The rates applicable to your Annuity will not change for the life of your Annuity. This means that the Income Growth Rate and Income Percentages for your Annuity will not change once established. Rates reflected in any Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your Annuity application and the date we receive it in Good Order will not apply to your Annuity. You should not purchase the Annuity without first obtaining the applicable Rate Sheet Prospectus Supplement, containing the available Income Growth Rate and Income Percentages applicable at the time.
Please see Appendix C to this prospectus for examples demonstrating how the Guaranteed Income Amount is calculated using various assumed Income Growth Rates and Income Percentages. The examples are purely hypothetical and are intended to illustrate how we would determine the Guaranteed Income Amount for an Annuity. Your Guaranteed Income Amount would be different than the examples in the Appendix depending on the Income Growth Rate and Income Percentages effective at the time you signed your application, your age at the time the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or the spousal version of the Defined Income Benefit. For more information about currently available Income Percentages and Income Growth Rates, please see the current Rate Sheet Prospectus Supplement.
The Guaranteed Income Amount Option
This option is available for both nonqualified and qualified annuities.
You are guaranteed to be able to withdraw the Guaranteed Income Amount for the lifetime of the designated life (or lives) provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Living Benefit – Owner, Annuitant and Beneficiary Designations” below for details regarding the designated life (or lives).) Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Guaranteed Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit (and the Death Benefit would not be payable upon death). In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
Please note that your Account Value is not guaranteed, can fluctuate and may lose value.

Guaranteed Income Amount
The initial Guaranteed Income Amount is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. The applicable Income Percentage is based on the age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the Issue Date.
On each Valuation Day thereafter, until the date of the first Lifetime Withdrawal, the Guaranteed Income Amount is equal to:

▪
the Guaranteed Income Amount on the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of the Income Growth Rate for each calendar day between the Prior Valuation Day and the Current Valuation Day,

▪
reduced for any Non-Lifetime Withdrawals and increased for any Purchase Payments, if any, made on the Current Valuation Day, as described in the “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payments(s)” sections below.

Once you have taken the first Lifetime Withdrawal, in any Annuity Year, the remaining Guaranteed Income Amount for that Annuity Year is reduced for Lifetime Withdrawals and increased for Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below. However, once you have made the first Lifetime Withdrawal, the Guaranteed Income Amount will no longer increase based on the Income Growth Rate and will not increase due to fluctuations in your Account Value. On each anniversary of the Issue Date, your remaining Guaranteed Income Amount is increased to equal your then current Guarantee Income Amount. Lifetime Withdrawals that exceed the Guaranteed Income Amount in an Annuity Year will be considered Excess Income and will proportionally reduce the Guaranteed Income Amount available for future Annuity Years.
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, as specified in the applicable Rate Sheet Prospectus Supplement.
If you are receiving this prospectus as a current Owner of the Annuity, for the Income Growth Rate and Income Percentages that apply to your Annuity, please refer to your Annuity contract. Also, we maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.
Additional Purchase Payment(s):
You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during that year, with prior notice to you, we may further limit your right to add additional Purchase Payments. Additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Purchase Payment we accept by the applicable Income Percentage. The applicable Income Percentage is based on the attained age of the Single Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. If this Defined Income Benefit has been issued on a Spousal Designated Lives basis, and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.
Please see “Purchasing Your Annuity – Purchase Payment Limitation” below.
Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals as a Non-Lifetime Withdrawal before you take your first Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. Non-Lifetime Withdrawals that are not Required Minimum Distribution amounts are subject to any applicable Contingent Deferred Sales Charge. There is no limit on the number of Non-Lifetime Withdrawals that you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.
Impact of Lifetime Withdrawals on the Guaranteed Income Amount: If you have elected the Guaranteed Income Amount Option, any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Guaranteed Income Amount, they will not reduce your Guaranteed Income Amount in subsequent Annuity Years and you cannot carry over the unused portion of the Guaranteed Income Amount to subsequent Annuity Years. Such withdrawals are not subject to Contingent Deferred Sales Charges, are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.
All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Annuity Year to exceed the Guaranteed Income Amount for that Annuity Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Annuity Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately subsequent to the withdrawal of any Guaranteed Income Amount and prior to the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request). Each withdrawal of Excess Income is subject to any applicable Contingent Deferred Sales Charge.
In general, withdrawals made from the Annuity during an Annuity Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section.
For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled “Examples of Withdrawals Under the Guaranteed Income Amount Option.”

Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not increased in subsequent Annuity Years if you decide not to take a Lifetime Withdrawal in an Annuity Year or take Lifetime Withdrawals in an Annuity Year that, in total, are less than the Guaranteed Income Amount.
You may use the systematic withdrawal program to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit).
The Guaranteed Income Amount Option does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value (see “Surrender Value” below for more detail). Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.
Please note that there is a possibility you may pass away before receiving lifetime payments from the Defined Income Benefit, or may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit. However when you pass away, your beneficiaries may receive a death benefit as described in this prospectus. Please see “Death Benefit” in the prospectus. If you purchased the spousal version of this Annuity, then your spousal designated life will have the option to continue the Annuity provided he/she is the sole primary beneficiary and opts to receive the Guaranteed Income Amount.
Account Value is Reduced to Zero under the Guaranteed Income Amount Option
To the extent that your Account Value was reduced to zero as a result of withdrawals in an Annuity Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Guaranteed Income Amount for the Annuity Year. Thus, in that scenario, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make annuity payments that equal the Guaranteed Income Amount as described in this section. We will make payments until the death of the Single Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of the Remaining Designated Life, as applicable. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. If you take a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) that reduces your Account Value to zero or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity terminates and we will pay no additional amounts to you .
Unless you request an alternate mode of payment we make available, we make such Guarantee Payments once each Annuity Year.
We will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Annuity Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

▪	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

▪	a single life fixed annuity if there is a Remaining Designated Life under this Rider, or if the Defined Income Benefit was issued with a Single Designated Life.
We use the same basis that is used to calculate the guaranteed annuity rates in the Annuity.
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. If your Account Value is reduced to zero due to withdrawals of Excess Income or annuitization, any Death Benefit value, including the Return of Purchase Payments Amount, will terminate and no Death Benefit amount is payable. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Guaranteed Income Amount or less than or equal to, your Guaranteed Income Amount. (See “Death Benefits” for more information.)
In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments and a Death Benefit. Please see the “Annuity Options – Annuity Payments under the Defined Income Benefit” section below for a description of annuity options that apply under the Defined Income Benefit. Please see the “Death Benefit – Return of Purchase Payments Death Benefit” section below for a description of the Return of Purchase Payments Death Benefit that applies under the Defined Income Benefit.
Example of Withdrawals Under the Guaranteed Income Amount Option
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

▪	The Issue Date is November 1st

▪	The first withdrawal is a Lifetime Withdrawal under the Guaranteed Income Amount Option

▪	On October 24th of the following calendar year, $2,500 is withdrawn from the Annuity

▪	On October 29th of the same year, $5,000 is also withdrawn from the Annuity,
Example of dollar-for-dollar reductions
On October 24th, Guaranteed Income Amount is $6,000. The Return of Purchase Payment Death Benefit Amount is $115,420. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Annuity Year (up to and including October 31st) is $3,500 and the

Return of Purchase Payment Death Benefit Amount is $112,920. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500) and the Return of Purchase Payment Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of proportional reductions
Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Annuity Year to $0 and the Return of Purchase Payment Death Benefit Amount to $109,420 ($112,920 less $3,500 = $109,420). The remaining withdrawal amount of $1,500 reduces the Guaranteed Income Amount in future Annuity Years and the Return of Purchase Payment Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Guaranteed Income Amount and the Return of Purchase Payment Death Benefit Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio	1.31%
Guaranteed Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Guaranteed Income Amount for future Annuity Years	$5,921.40
Return of Purchase Payment Death Benefit Amount after “non” Excess Income	$109,420.00
Less ratio of 1.31%	$1,433.40
Return of Purchase Payment Death Benefit Amount after Excess Income	$107,986.60
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3rd

▪	On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000, the Return of Purchase Payment Death Benefit Amount is $115,420, and the Account Value is $120,000.

▪	Also on that same October 3rd, $15,000 is withdrawn from the Annuity and is designated as a Non-Lifetime Withdrawal.
All guarantees associated with the Annuity will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$6,000.00
Less ratio of 12.5%	$750.00
Guaranteed Income Amount for future Annuity Years	$5,250.00
Return of Purchase Payment Death Benefit Amount before Non-Lifetime withdrawal	$115,420.00
Less ratio of 12.5%	$14,427.50
Return of Purchase Payment Death Benefit Amount after Non-Lifetime withdrawal	$100,992.50
When you make a partial withdrawal that is subject to a CDSC and/or tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the CDSC and/or tax withholding, to determine whether your withdrawal has exceeded the Guaranteed Income Amount. When you take a partial withdrawal, you may request a “gross” withdrawal amount (e.g., $2,000) but then have any CDSC and/or tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Guaranteed Income Amount (if any) would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years. Alternatively, you may request that a “net” withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any CDSC and/or tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any CDSC and/or tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the CDSC and/or tax withholding) that exceeds your Guaranteed Income Amount will be treated as Excess Income – thereby reducing your Guaranteed Income Amount in subsequent years. You should carefully consider whether you should take a net withdrawal because it may negatively impact your Defined Income Benefit. Net withdrawals are not available for withdrawals of your Guaranteed Income Amount through our systematic withdrawal program.
Other Important Considerations

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after you purchase the Annuity, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
The current annualized charge for the Defined Income Benefit is 0.80% of the daily net assets of the Sub-account. You will begin paying this charge on the Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. We may increase the Defined Income Benefit Charge one or more times at any time on or after the 7 th anniversary of your Issue Date. The maximum annualized charge for the Defined Income Benefit is 1.50% of the daily net assets of the Sub-account. We will notify you in advance of any change in the charge and will be given an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Guaranteed Income Amount will be reduced as of the next anniversary of your Issue Date. Please see “Fees, Charges and Deductions” later in this prospectus for more information on the “opt out” process.

Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Single Designated Life, at least one of the Spousal Designated Lives, or the Remaining Designated Life is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Single Designated Life, at least one of the Spousal Designated Lives or the Remaining Designated Life. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.
Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Single Designated Life or the Remaining Designated Life.
Termination of the Defined Income Benefit
You may not elect to cancel the Defined Income Benefit.
The benefit automatically terminates upon the first to occur of the following:

(i)	your surrender of the Annuity;

(ii)	when annuity payments begin (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(iii)	our receipt of Due Proof of Death of the First Death who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;

(iv)
our receipt of Due Proof of Death of the Owner (or the Annuitant, if the Annuity is entity owned) and there is still an Account Value available in the Annuity and the surviving Spouse is not eligible to continue the benefit because such Spouse is not a Spousal Designated Life;

(v)	the date of receipt of Due Proof of Death of the Single Designated Life or the Remaining Designated Life if a Death Benefit is payable under the Defined Income Benefit;

(vi)	the date of death of the Single Designated Life or the Remaining Designated Life when Account Value is reduced to zero as of the date of death;

(vii)	both the Account Value and Guaranteed Income Amount equal zero; and

(viii)
we process a request to change the Annuitant, Owner or Beneficiary in the certain situations that would cause termination, as discussed in the “Change of Owner, Annuitant, and Beneficiary Designations” section of this prospectus. (Subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States.)

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

PURCHASING YOUR ANNUITY
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of the Annuity and/or acceptance of Purchase Payments. The current conditions are described below. We may change these conditions in the future.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, while the Single Designated Life or Spousal Designated Lives, each, are not younger than 45 or older than age 85. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $25,000.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers (if applicable), partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Additional Purchase Payments: You may make additional purchase payments to the Annuity during the first Annuity Year provided the Account Value has not been reduced to zero, however at any time during this year, with prior notice to you, we may limit your right to allocate additional Purchase Payments to the Annuity. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date. We may limit, restrict, suspend or reject any Purchase Payment, but would do so only on a non-discriminatory basis. See “Purchase Payment Limitation,” below, for more information.
During the time you are permitted to make additional Purchase Payments to the Annuity, on a non-discriminatory basis, we may limit, restrict, suspend or reject any Purchase Payment: (i) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount is being increased in an unintended fashion. A factor we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s); and (ii) if the Income Percentages and/or Income Growth Rates have changed for new purchasers of the Annuity.
If we exercise this right to limit your Purchase Payment(s), your ability to invest in your Annuity, increase your Account Value and, consequently, increase your Guarantee Income Amount or death benefit will be limited. This would also impact your ability to make annual contributions to certain qualified plans. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
While the Annuity is offered in tax-qualified markets that have annual contribution limits under the Code, please note that this Annuity does not allow for additional Purchase Payments after the first Annuity Year. Please see the Tax Considerations section for additional information on these contribution limits.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. Further, please be aware that we do not provide administrative services for employer sponsored plans, and may limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your financial professional’s broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
SETTING UP YOUR ANNUITY
If you elect the Single version of the Defined Income Benefit:
Single Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Single Designated Life. If the Owner is an entity that we permit, the Annuitant must be the Single Designated Life. You may not name multiple Owners if a Single Designated Life is listed in the Schedule Supplement.
If you elect the Spousal version of the Defined Income Benefit:
Spousal Designated Lives: Such persons must be each other’s Spouse on the Issue Date. If the Owner is a natural person, he/she must be the Annuitant, and one of the Spousal Designated Lives. The sole primary Beneficiary must be the other Spousal Designated Life for as long as the first Spousal Designated Life Owner is alive. If two Owners are named, each must be a Spousal Designated Life. No additional Owners may be named. While both Spousal Designated Lives are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, the Annuitant must be a Spousal Designated Life, and the Annuitant’s Spouse must be the other Spousal Designated Life. This benefit cannot be utilized when the Owner is an entity unless we allow for the continuation of the Annuity and the Defined Income Benefit by the Remaining Designated Life after the First Death.
Remaining Designated Life
A Remaining Designated Life must be a natural person and must have been listed as one of the Spousal Designated Lives on the Issue Date. A Spousal Designated Life will become the Remaining Designated Life on the earlier of the First Death, or divorce from the other Spousal Designated Life while the Defined Income Benefit is in effect. In the event of the divorce of the Spousal Designated Lives, and the resulting removal of one of the Spousal Designated Lives as an Owner, Annuitant or Beneficiary under the Annuity, the other Spousal Designated Life will become the Remaining Designated Life under the Defined Income Benefit if we receive notice of the divorce, and any other documentation we require, in Good Order, at our Service Office. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.
General Information Regarding Owner, Annuitant and Beneficiary Designations: The selections you make for these designations are dependent upon your decision to purchase lifetime income for your life or your and your spouse’s lives.

▪
Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners, we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for additional information regarding the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

▪
Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Please see “Tax Considerations” for information on the effect of applicable law if you are in a civil union, domestic partnership or same-sex marriage.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
Subject to the limitations described below, in general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. As of the Valuation Day we receive an ownership change, including an assignment, any withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office.
While the Defined Income Benefit is in Effect
If you have the Single version of the Defined Income Benefit, any change of the Annuitant under the Annuity will result in the cancellation of the Defined Income Benefit. Similarly, any change of Owner will result in cancellation of the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Spousal version of the Defined Income Benefit, a change to the Owner or Annuitant will result in the cancellation of the Defined Income Benefit in all cases, except as follows: (a) if one Owner dies and the Remaining Designated Life assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the First Death. If the Spousal Designated Lives divorce, the Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage.
If the Defined Income Benefit Terminates
If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus the ability to withdraw the Guaranteed Income Amount and receive the Death Benefit with the Return of Purchase Payments Amount. We will cease to deduct the Defined Income Benefit charge after the Benefit terminates. However we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will not be able to re-elect the benefit later. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization. You should carefully consider purchasing the Annuity if you anticipate changing the Owner/Annuitant designations. You may name a new Beneficiary(ies), subject to the other limitations on Beneficiary designations noted above with respect to Spousal Designated Lives and a Remaining Designated Life. However, such new Beneficiary(ies) will not be a Spousal Designated Life, and would therefore result in the Defined Income Benefit terminating at the death of the Remaining Designated Life.
In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only. We will reject the following proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity:

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

▪
a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
We will also reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame.
Spousal Designations
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity.
See “Death Benefits – Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account.

ACCESS TO YOUR ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. The minimum amount for each partial withdrawal is $100. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. Cumulative Lifetime Withdrawals within an Annuity Year that are less than or equal to the Guaranteed Income Amount are not subject to a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, and any Tax Charge that applies. Each of these types of distributions is described more fully below.
SYSTEMATIC WITHDRAWALS FROM YOUR ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals are made from your Account Value. Systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you elect to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

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If you have or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount available in future Annuity Years and may also reduce the value of your Death Benefit. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount will further increase the impact on your future Guaranteed Income Amount and Death Benefit value. Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.

▪	Non-Lifetime Withdrawals may not be taken as systematic withdrawals.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 ½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) will be subject to a CDSC if they exceed the Guaranteed Income Amount under the Defined Income Benefit. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 ½ that are not subject to the 10% penalty.
Please note that if a withdrawal under Sections 72(t) or 72(q) was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on December 28th or on the last Valuation Day prior to December 28th of that year.

REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions (“RMDs”) are a type of partial withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. RMDs for this Annuity must generally be taken by April 1 st in the year following the date you turn age 70 ½ and by December 31 st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
Unless designated as a Non-Lifetime Withdrawal, an RMD is considered a Lifetime Withdrawal from the Annuity. The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.
For purposes of this provision, in relation to any Annuity Year, the “Second Calendar Year” is the calendar year following the calendar year in which the Annuity Year began.
In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

(1)	the remaining Guaranteed Income Amount for that Annuity Year, and

(2)
the Second Calendar Year’s remaining RMD amount less the Guaranteed Income Amount. If the Guaranteed Income Amount is greater than the Second Calendar Year’s remaining RMD amount, then (2) shall be equal to zero, or $0.

Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.
If, in any Annuity Year, your RMD amount is not greater than the Guaranteed Income Amount, any withdrawals in excess of the Guaranteed Income Amount will be treated as Excess Income. RMD taken as systematic withdrawals will be considered Lifetime Withdrawals.
Please see hypothetical examples below for details.
If you do not comply with the rules described above, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.
For purposes of this provision, RMDs are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the RMD rules. We require three (3) days advance written notice to calculate and process the amount of your withdrawals. You must elect to have RMDs paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly RMDs but does not apply to RMDs taken out on a quarterly, semi-annual or annual basis.
In any year in which the requirement to take RMDs is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as an RMD if not for the suspension as eligible for treatment under this provision. Please note that if an RMD was scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the RMD on December 28 or on the last Valuation Day prior to December 28th of that year.
The following applies in the event the Defined Income Benefit terminates: We do not assess a CDSC (if applicable) on RMDs from your Annuity if you are required by law to take such RMDs from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the RMD rules in relation to other savings or investment plans under other qualified retirement plans.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the RMD rules under the Code.
See “Tax Considerations” for a further discussion of RMDs.
Example
The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.
Assumptions:
RMD Calendar Year 01/01/2018 to 12/31/2018
Annuity Year 06/01/2017 to 05/31/2018
Guaranteed Income Amount and RMD Amount = $5,000
Remaining Guaranteed Income Amount as of 1/3/2018 = $3,000 (a $2,000 withdrawal was taken on 7/1/2017)
RMD Amount for Calendar Year 2018 = $6,000
The amount you may withdraw in the current Annuity Year (between 1/3/2018 and 5/31/2018) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 – $5,000) = $4,000.

I f the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2018), the remaining Guaranteed Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2018 (when your Guaranteed Income Amount is reset to $5,000).
If you had chosen to not take any additional withdrawals until on or after 6/1/2018, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
We require a minimum Surrender Value of $2,000 after any Partial Withdrawal. We waive this requirement while the Defined Income Benefit is in effect, if you are withdrawing the Guaranteed Income Amount, provided you do not take a withdrawal of Excess Income. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. Please note, this applies to either owner if you elected the spousal version of the benefit and named both spouses as joint owners.
If you request a full surrender, the amount payable will be your Account Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences – see the Tax Considerations section of this prospectus.
We waive any applicable CDSC only if:

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the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	we receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and/or

▪	no additional Purchase Payments can be made to the Annuity.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

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first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

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first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not available in the states of California, Connecticut and Massachusetts.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin any payment upon death is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the Defined Income Benefit (unless you have annuitized or began payments under one of the payment options under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant. If the initial monthly annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under the Defined Income Benefit (unless you have annuitized under that benefit) or the Death Benefit described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option)
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is a Guaranteed Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)
apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described below); or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Single Designated Life or the Remaining Designated Life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments as:

▪	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s Spouse on the date annual annuity payments would begin, or

▪	as a single life fixed annuity if there is a Remaining Designated Life, or this Rider was issued with a Single Designated Life.
In addition, each of the payments above will consist of ten payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of the future Guaranteed Income Amount payments; and

(2)	the Account Value.
Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
Traditional Annuity Payment Options
If annuity payments are to begin under the terms of your Annuity, you can elect to apply your Account Value less any applicable tax charges to one of the following two options. Annuity Options 1 and 2 will always be available for election.
Please note that you may not annuitize under the Traditional Annuity Options described below within the first three Annuity Years (except as otherwise specified by applicable law).

Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

DEATH BENEFIT
DEATH BENEFIT UNDER THE DEFINED INCOME BENEFIT
If you elected the Single version of the Defined Income Benefit on the Issue Date, and while it is in effect, the Death Benefit payable upon the death of the Single Designated Life is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however if any of the following have occurred:

•	Guarantee Payments (under the Guaranteed Income Amount Option);

•	Traditional Annuity Payments
If you elected the Spousal version of the Defined Income Benefit on the Issue Date, while it is in effect, the Death Benefit payable upon the First Death is the Account Value. The Death Benefit payable upon the death of the Remaining Designated Life, is the Return of Purchase Payments Death Benefit. No Death Benefit is payable, however if any of the following have occurred:

•	Guarantee Payments (under the Guaranteed Income Amount Option); or

•	Traditional Annuity Payments
The Return of Purchase Payments Death Benefit is equal to the greater of:

•	the Account Value, or

•	the Return of Purchase Payments Amount described below.
If we do not receive Due Proof of Death within one year of the death of the Owner (Annuitant if the Annuity is owned by an entity in the case of a Single Designated Life) or the death of the Remaining Designated Life in the case of Spousal Designated Lives, the Death Benefit payable is the Account Value. We reserve the right to waive or extend, on a non-discriminatory basis, our right to enforce the one year deadline for Due Proof of Death. This right will only apply for purposes of determining the amount payable as a Death Benefit, and in no way restricts when a claim may be filed.
All other provisions applicable to Death Benefits under your Annuity will continue to apply.
Return of Purchase Payments Amount
On the Issue Date, the Return of Purchase Payments Amount is equal to your Account Value. On each subsequent Valuation Day, until the date we receive Due Proof of Death of the Single Designated Life or the Remaining Designated Life, as applicable, the Return of Purchase Payments Amount is:

▪	increased by any Purchase Payments made on the current Valuation Day, and

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
A Non-Lifetime Withdrawal will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income, including Required Minimum Distributions, will reduce the Return of Purchase Payments Amount by the amount of the withdrawal. (For more information about the impact of RMDs, please see “Required Minimum Distributions” section.) All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Return of Purchase Payments Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Death Benefit described above is available only while the Defined Income Benefit is in effect, and then only until your Account Value is reduced to zero. Once your Account Value reduces to zero, the Death Benefit feature of the Defined Income Benefit terminates.
DEATH BENEFIT UPON TERMINATION OF THE DEFINED INCOME BENEFIT
If you have taken actions that have caused the Defined Income Benefit to be terminated, then the Death Benefit is equal to the Account Value, and payable:

1)	If the Annuity is owned by one or more natural persons, upon the death of the Owner (or the first to die, if there are multiple Owners).

2)
If an Annuity is owned by an entity, upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death.

You should carefully consider any possible actions by you that would cause the Defined Income Benefit to be terminated, as it will impact the value payable as a Death Benefit.
GENERAL DEATH BENEFIT PROVISIONS
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).

No Death Benefit will be payable if the Annuity terminates or your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under the Defined Income Benefit).
Any Death Benefit amount not paid in full on the date of Due Proof of Death is subject to fluctuation in value due to the investment performance of the Sub-account until the Death Benefit is paid out in full.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is subject to fluctuation in value due to the investment performance of the Sub-account. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
SPOUSAL CONTINUATION OF YOUR ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the effective date of a spousal continuation will be subject to all provisions of the Annuity, including the CDSC when applicable.
If you elected the Single version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death, if your spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.
If you elected the Spousal version of the Defined Income Benefit on the Issue Date and it is in effect on the date of Due Proof of Death of the First Death,

▪	If the Remaining Designated Life chooses to continue the Annuity, the Defined Income Benefit will remain in force.

▪
If a Death Benefit is not payable (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the Defined Income Benefit will remain in force unless we are instructed otherwise.

▪
Upon death of the Remaining Designated Life, if their spouse chooses to continue ownership of the Annuity the Account Value is increased, if necessary, to equal the Return of Purchase Payments Amount, and the Defined Income Benefit will terminate.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.
See “Managing Your Annuity – Spousal Designations” for information regarding a same sex surviving spouse’s ability to continue ownership of the Annuity. Please consult your tax or legal advisor for more information.
Your Annuity may only be continued under the spousal continuation provision once.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated With Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 year deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death (the “Qualified five-year deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified five-year deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 ½, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪
If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified five-year deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified five-year deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪
If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-account, please note that such charges are assessed through a reduction to the Unit Value of your investment in the Sub-account, and in that way reduce your Account Value.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-account. The Insurance Charge is the combination of the Mortality & Expense Risk Charge, the Administration Charge, and the Defined Income Benefit Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons to whom we guarantee annuity payments will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. The charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Finally, the charge compensates Pruco Life for providing the insurance benefits provided under the Defined Income Benefit, Guarantee Payments, and the Return of Purchase Payments Death Benefit.
The Defined Income Benefit Charge: As described in the “Summary of Contract Fees and Charges,” the Defined Income Benefit Charge can be increased one or more times at any time on or after the 7th anniversary of your Issue Date up to the maximum amount reflected therein. We will notify you in advance of any change in the Charge. You will have the option of refusing any charge increase.
If you elect to opt-out of the charge increase, your Guaranteed Income Amount will be permanently reduced by 5% on the next anniversary of your Issue Date, and the Defined Income Benefit Charge will continue at the present rate.
If you wish to opt-out, you must notify us within the stated time period described in our notice to you. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% Guaranteed Income Amount reduction. If, at that time, you would still like to elect the opt-out, you must sign and return the form to us at our Service Office in Good Order. Please keep in mind that opting out of the charge increase will have a negative impact to your Guaranteed Income Amount. You may want to consult with your financial professional to determine whether opting out is in your best interest.
Also, please keep in mind that while you are receiving your Guaranteed Income Amount its value remains constant, however the amount deducted from your Account Value for the Insurance Charge may vary due to fluctuations of your Account Value.
If you are receiving this prospectus as a current owner having purchased the Annuity prior to April 28, 2014, the ability to opt-out of a charge increase is not provided for in your contract. For these contracts, the fee shall not be increased unless and until an amended rider is provided to the contract owner. Notwithstanding this, if we decide to increase the charge, we will make the opt-out available to contract owners who purchased prior to April 28, 2014.
The Defined Income Benefit is neither optional nor revocable. However, if the Defined Income Benefit terminates according to the terms of the benefit, then the Defined Income Benefit Charge component of the Insurance Charge will no longer be assessed. We will not refund any charges you have paid.
Fees and Expenses Incurred by the Portfolio: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are reflected daily by the Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectus for the Portfolio.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken from the Sub-account. The Annual Maintenance Fee is only deducted if the sum of the Purchase

Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that partial withdrawals are taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains). The CDSC calculation is applied to the Purchase Payments as they are being withdrawn. For example, assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity. Also assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you take a Non-Lifetime Withdrawal of $50,000. The $50,000 Non-Lifetime Withdrawal would be taken from your $75,000 Purchase Payment and the CDSC would be assessed against the same amount - $50,000 x 0.06 = $3,000. If the Non-Lifetime Withdrawal had exceeded the available Purchase Payments, any remaining withdrawal amounts would have been taken from gains. CDSC is not assessed against Lifetime Withdrawals, as described below.
You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually received is reduced by any applicable CDSC or tax withholding. Therefore you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. To illustrate, after taking the $50,000 withdrawal described in the example above, and without considering any CDSC or tax withholding, $25,000 would remain of your initial Purchase Payment. But due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $3,000 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $3,000 CDSC plus any applicable tax withholding from your Account Value.
Under the Defined Income Benefit, Non-Lifetime Withdrawals, excluding those designated as Required Minimum Distributions, are subject to any applicable CDSC, as described above. Lifetime Withdrawals in an Annuity Year that, in total, do not exceed the Guaranteed Income Amount are not subject to a CDSC. However, each withdrawal of Excess Income under the Defined Income Benefit is subject to any applicable CDSC. Withdrawals of Excess Income will reduce the benefits under the Defined Income Benefit. (Please see the “Defined Income Benefit” and “Death Benefit” sections of this prospectus for information on the impact of withdrawals of Excess Income.) Please be aware that under the Defined Income Benefit: (a) for a gross withdrawal, if the amount requested exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Guaranteed Income Amount, the excess portion will be treated as Excess Income.
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Tax Charge: Some states, municipalities and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-account equal to any taxes which may be imposed upon the Separate Account. “Surrender Value” refers to the Account Value less any applicable CDSC, any applicable tax charges, and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

TRADITIONAL ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option in the section of this prospectus entitled “Traditional Annuity Payment Options,” upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNT
Currently only one Sub-account is available with the Annuity. When you allocate Account Value to the Sub-account, you are purchasing Units of the Sub-account. The Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolio. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of the Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-account. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be different Unit Prices for the Sub-account to reflect possible variations in charges for the Defined Income Benefit. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days that the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payment: We are required to allocate your initial Purchase Payment to the Sub-account within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, we must promptly return your funds at your request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. You will not be credited with any interest earned on amounts held in that suspense account. Also, the amounts held will not be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments we accept on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus.
Scheduled Transactions: Scheduled transactions include transfers under systematic withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
I f you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date
You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer exchange or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an Annuity Payout Option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2018 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $55,000 in 2018, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2018, this limit is $275,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,500 in 2018 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. However, recharacterizations of 2017 Roth IRA conversions may be allowed up until October 15, 2018. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,500 in 2018. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request.

Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in the Defined Income Benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference.
Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2017, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute an underlying portfolio, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available. While we can limit your ability to make any additional Purchase Payments to your Annuity, as discussed above in this prospectus, should we offer more than one Investment Option we may limit your right to make additional Purchase Payments to any one or more of such Investment Options.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2017, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.18 to approximately $210,320.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING FUND
The underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolio are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolio to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis.

PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2017) received compensation with respect to our annuity business generally during 2017 (or as to which a payment amount was accrued during 2017). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2017 retrospective depiction. During 2017, non-cash compensation received by Firms and Entities ranged from $30.00 to $702,164.00. During 2017, cash compensation received by Firms ranged from $1.20 to $16,846,603.71.
All of the Firms and Entities listed below received non-cash compensation during 2017. In addition, Firms in bold also received cash compensation during 2017.

1st Global Capital Corp.	First Citizens Bank	Parkland Securities
Advisor Group	First Financial Services	People's Securities
Aegon Transamerica	First Heartland Capital, Inc.	PEPCO Holdings
AFS Brokerage, Inc.	First Protective Insurance Group	PIMCO
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PlanMember Securities Corp.
Afore Met Life	Foresters Equity Services Inc.	PNC Investments, LLC
AIG Advisor Group	Fortune Financial Services, Inc.	PNC Bank
Alliance Bernstein L.P.	Founders Financial Securities, LLC	Presidential Brokerage

Allianz	Franklin Square Capital Partners	Principal Financial Group
Allegheny Investments LTD.	Franklin Templeton	ProEquities
Allegis Insurance Agency, Inc.	FSC Securities Corp.	Prospera Financial Services, Inc.
Allen & Company of Florida, Inc.	Garden State Securities, Inc.	Prudential Annuities
Allstate Financial Srvcs, LLC	GCG Financial	Purshe Kaplan Sterling Investments
ALPS Distribtors, Inc.	Geneos Wealth Management, Inc.	Questar Capital Corporation
AMERICAN PORTFOLIO FIN SVCS INC	Goldman Sachs & Co.	Raymond James Financial Svcs
Ameritas Investment Corp.	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
Anchor Bay Securities, LLC	H. Beck, Inc.	RCM&D Inc.
Annuity Partners	H.D. Vest Investment	Resource Horizon Group, LLC
AON	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
AQR Capital Management	Harbour Investment, Inc.	RNR Securities, L.L.C.
Arete Wealth Management	Hornor, Townsend & Kent, Inc.	Robert W. Baird & Co., Inc.
Arlington Securities, Inc.	HSBC	Royal Alliance Associates
Astoria Federal Savings	Independent Financial Grp, LLC	SAGEPOINT FINANCIAL, INC.
AXA Advisors, LLC	Individual Client	Sammons Securities Co., LLC
BBVA Compass Investment Solutions, Inc.	Infinex Financial Group	Santander
Ballew Investments	Insured Retirement Institute	Saxony Securities, Inc.
Bank of Oklahoma	Intervest International	Schroders Investment Management
Bank of the West	Invest Financial Corporation	Scott & Stringfellow
BB&T Investment Services, Inc.	Investacorp	SEAF
BCG Securities, Inc.	Investment Centers of America	Securian Financial Svcs, Inc.
Berthel Fisher & Company	Investment Professionals	Securities America, Inc.
BlackRock Financial Management Inc.	J.J.B. Hilliard Lyons, Inc.	Securities Service Network
BOSC, Inc.	J.P. Morgan	Sigma Financial Corporation
Broker Dealer Financial Services	J.W. Cole Financial, Inc.	Signator Investors, Inc.
Brokers International	Janney Montgomery Scott, LLC.	SII Investments, Inc.
Cadaret, Grant & Co., Inc.	Jennison Associates, LLC	Sorrento Pacific Financial LLC
Calton & Associates, Inc	Jennison Dryden Mutual Funds	Specialized Schedulers
Cambridge Advisory Group	John Hancock	Sterling Monroe Securities, LLC
Cambridge Investment Research, Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
CAPE SECURITIES, INC.	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Capital Analysts	KMS Financial Services, Inc.	Strategic Advisors, Inc.
Capital Financial Services	Kovack Securities, Inc.	STRATEGIC FIN ALLIANCE INC
Capital Investment Group, Inc.	LANC	Summit Brokerage Services, Inc
Capital One Investment Services, LLC	LaSalle St. Securities, LLC	Sunbelt Business Advisors
Capitol Securities Management, Inc.	LAX-Prudential	Sunbelt Securities, Inc.
Castle Rock Investment Company	Leigh Baldwin & Company, LLC	Sunset Financial Services, Inc
Centaurus Financial, Inc.	Legg Mason	SunTrust Investment Services, Inc.
Cetera Advisor Network LLC	Lewis Financial Group, L.C.	SWBC Investment Services
Cetera Financial Group LLC	Lincoln Financial Advisors	T. Rowe Price Group, Inc.
Cetera Investment Services	Lincoln Financial Securities Corporation	TFS Securities, Inc.
CFD Investments, Inc.	Lincoln Investment Planning	The Investment Center
CHAR	Lion Street	The O.N. Equity Sales Co.
Citigroup Global Markets Inc.	LPL Financial Corporation	The Prudential Insurance Company of America
Citizens Bank and Trust Company	M and T Bank Corporation	The Strategic Financial Alliance Inc.
Citizens Securities, Inc.	M Holdings Securities, Inc	Touchstone Investments
Client One Securities LLC	Mass Mutual Financial Group	TransAmerica Financial Advisors, Inc.
CMDA	Merrill Lynch, P,F,S	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MFS	Trustmont Financial Group, Inc.
Commonwealth Financial Network	MML Investors Services, Inc.	UBS Financial Services, Inc.
Comprehensive Asset Management	Money Concepts Capital Corp.	Umpqua Investments
Coordinated Capital Securities Inc	Morgan Stanley Smith Barney	United Planners Fin. Serv.
COPA	Mountain Development	US Bank
Country Financial	Mutual of Omaha Bank	USA Financial Securities Corp.

Craig Schubert	National Planning Corporation	VALIC Financial Advisors, Inc
Creative Capital	National Securities Corp.	VOYA Financial Advisors
Crescent Securities Group	Neuberger Berman	WADDELL & REED INC.
Crown Capital Securities, L.P.	Newbridge Securities Corp.	WAYNE HUMMER INVESTMENTS LLC
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	Wellington Asset Mgt.
CUSO Financial Services, L.P.	NFP (National Financial Partners Corporation)	Wells Fargo Advisors LLC
David Lerner and Associates	NOCA	WELLS FARGO ADVISORS LLC - WEALTH
Eaton Vance	North Ridge Securities Corp.	Wells Fargo Investments LLC
Edward Jones & Co.	Omnivest, Inc.	WFG Investments, Inc.
Equity Services, Inc.	OneAmerica Securities, Inc.	Wintrust Financial Corporation
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
Fifth Third Securities, Inc.	Pacific Life Insurance Company	World Equity Group, Inc.
Financial Planning Consultants	Packerland Brokerage Svcs,Inc
Financial Security Management, Inc.	Park Avenue Securities, LLC
The Firms listed below received cash compensation during 2017 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
BB&T Investment Services, Inc.
Capital One Investment Services, LLC
Investment Centers of America
M Holdings Securities, Inc
Mutual Service Corporation
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Historical Income Growth Rates and Income Percentages

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
The following tables show the accumulation Unit Values and the number of outstanding units for the variable investment option under the Annuity on the last business day of the periods shown. The Unit Values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge which may include other annuities offered.

PRUDENTIAL DEFINED INCOME
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
04/29/2013* to 12/31/2013	$9.99909	$9.92508	0
01/01/2014 to 12/31/2014	$9.92508	$9.81573	0
01/01/2015 to 12/31/2015	$9.81573	$9.70745	0
01/01/2016 to 12/31/2016	$9.70745	$9.60132	0
01/01/2017 to 12/31/2017	$9.60132	$9.52833	0
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99909	$9.57903	0
01/01/2014 to 12/31/2014	$9.57903	$10.53178	72,391
01/01/2015 to 12/31/2015	$10.53178	$10.09622	112,008
01/01/2016 to 12/31/2016	$10.09622	$10.87675	190,877
01/01/2017 to 12/31/2017	$10.87675	$11.69575	200,990
*Denotes the start date of these sub-accounts

PRUDENTIAL DEFINED INCOME
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Defined Income Benefit - Single and Spousal Designated Lives (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
04/29/2013* to 12/31/2013	$9.99842	$9.87017	28,057
01/01/2014 to 12/31/2014	$9.87017	$9.68266	293,181
01/01/2015 to 12/31/2015	$9.68266	$9.49871	254,929
01/01/2016 to 12/31/2016	$9.49871	$9.31875	242,440
01/01/2017 to 12/31/2017	$9.31875	$9.17318	299,466
AST Multi-Sector Fixed Income Portfolio
02/25/2013 to 12/31/2013	$9.99842	$9.51265	73,129,351
01/01/2014 to 12/31/2014	$9.51265	$10.37423	233,324,604
01/01/2015 to 12/31/2015	$10.37423	$9.86464	412,192,755
01/01/2016 to 12/31/2016	$9.86464	$10.54150	655,186,639
01/01/2017 to 12/31/2017	$10.54150	$11.24396	774,914,916
*Denotes the start date of these sub-accounts

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES
ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below.

State	State Variation
California
Contingent Deferred Sales Charge is referred to as Surrender Charge.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no restriction on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.
In the "Surrenders" section of this prospectus under "Medically-Related Surrenders," Medically-Related Surrenders are not available.

Connecticut
In the “Surrenders” section of this prospectus under “Medically-Related Surrenders.” Medically-Related Surrenders are not available.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes only applies if the proposed new owner is a structured settlement company or institutional investor.

Florida
In the “Annuity Options” section of the prospectus, there is a one Year waiting period for annuitization.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no restriction on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.
With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Massachusetts
In the “Annuity Options” section of the prospectus, the Annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under annuity option or any lifetime withdrawal option benefit.
In the “Surrenders” section of this prospectus under “Medically-Related Surrenders,” Medically-Related Surrenders are not available.

Montana
In the “Annuity Options” section of this prospectus, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.

New Jersey
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes and assignments only applies if the proposed new owner is a structure settlement company or institutional investor.
In the “Annuity Options” section of this prospectus, the minimum annuity payment and minimum surrender value at the time of annuitization is not applicable

New Mexico	In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in New Mexico
North Carolina	In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in North Carolina
Oregon
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Oregon.
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity

Pennsylvania
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Pennsylvania. In the event that a premium tax becomes applicable, we will notify you of the amount of the tax and its effect upon any payments to be made

Texas
In the “Managing Your Annuity” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.
In the “Fees, Charges and Deductions” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Texas.
In the “Annuity Options” section of this prospectus, the minimum annuity payment is $20 per month

B-1

APPENDIX C – DEFINED INCOME BENEFIT SAMPLE CALCULATIONS
The initial Guaranteed Income Amount (GIA) is determined on the Issue Date. It is determined by applying the applicable Income Percentage to the Account Value on the Issue Date. Additional Purchase Payments will increase the GIA by applying the amount of the Purchase Payment to the applicable Income Percentage (based on the attained age of the youngest Designated Life) on the date the Purchase Payment is allocated to your Annuity.
For the applicable Income Percentage rates associated with any additional Purchase Payments made after the Issue Date, please see the rates disclosed in the applicable Rate Sheet Prospectus Supplement, or contact us or your financial professional. You may make additional Purchase Payments to your Annuity at any time within the first Annuity Year, however at any time during this year, with prior notice to you, we may limit your right to add additional Purchase Payments.
The following examples are purely hypothetical and are for illustrative purposes only. They are intended to provide examples of how we would calculate the Guaranteed Income Amount based on the Income Percentages and Income Growth Rate provided in the prospectus or a Rate Sheet Prospectus Supplement. They also assume that the application was signed, received, and funded within the parameters disclosed in the prospectus or on the Rate Sheet Prospectus Supplement. The hypothetical examples are also designed to show how the Rate Sheet Prospectus Supplement may change from month to month for newly issued Annuities. Please note that once your Annuity is issued, the assigned rates will not change. Please also note, your GIA would be different than the examples shown below depending on the Income Percentage and Income Growth Rate effective at the time you sign your application, your age at the time of the initial Purchase Payment is applied, the amount of your initial Purchase Payment, and whether you have elected the single or spousal version.
Hypothetical Rate Sheet Prospectus Supplement Examples:
Rate Sheet Prospectus Supplement effective between June 1, and June 30

Attained Age	Income Percentage	Income Growth Rate
60	4.50%	5.00% (for all ages)
61	4.60%
62	4.70%
63	4.80%
64	4.90%
65	5.00%
Scenario 1, calculating the GIA based on a single Purchase Payment:
Application Signed Date: June 24
Issue Date: July 5 of the same calendar year in which the application was signed
Purchase Payment Received: $100,000
Age: 62
The Income Percentages and Income Growth Rate are set based on the rates effective between June 1 and June 30. As a result, the initial Income Percentage will be 4.70% and the Income Growth Rate assigned to the Annuity will be 5.00%. The initial Guaranteed Income Amount is $4,700, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the applicable Income Percentage (4.70%).
Rate Sheet Prospectus Supplement effective between July 1 and July 31

Attained Age	Income Percentage	Income Growth Rate
60	4.70%	5.50% (for all ages)
61	4.80%
62	4.90%
63	5.00%
64	5.10%
65	5.20%
Scenario 2, calculating the GIA based on a single Purchase Payment, and one additional Purchase Payment:
Application Signed Date: July 15
Issue Date: July 17 of the same calendar year in which the application was signed
Purchase Payments Received:

▪	$100,000 on the Issue Date

▪	Additional Purchase Payment of $10,000 on November 17 of the same calendar year

C-1

Age on the Issue Date: 62
The Income Percentages and Income Growth Rate are set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 4.90% and the Income Growth Rate assigned to the annuity will be 5.50%.
The initial Guaranteed Income Amount will be $4,900, which is determined by multiplying Account Value on the Issue Date ($100,000) by the Income Percentage (4.90%).
When the additional Purchase Payment of $10,000 is deposited exactly four months later, the Designated Life is now age 63. The increase to the GIA will continue to be based on the Rate Sheet Prospectus Supplement effective between July 1 and July 31. In this scenario, the current GIA would be increased by $500 since the Income Percentage assigned to the $10,000 additional Purchase Payment was 5% based on the attained age of 63.
To calculate the new GIA for the Annuity after the additional Purchase Payment, we would first take the current GIA of $4,989.21 (the initial $4,900 GIA that has increased by 5.5% Income Growth Rate for four months). We would then add the $500 GIA increase that was applicable to the additional Purchase Payment, resulting in a new total GIA of $5,489.21.
Scenario 3, calculating the GIA based on a single Purchase Payment, where the Designated Life has attained a new age between the date the application was signed and subsequently issued:
Application Signed Date: July 1
Issue Date: July 12 of the same calendar year in which the application was signed
Purchase Payment(s) Received: $100,000
Age: 64 on the application signed date, turning age 65 prior to the Issue Date
The Income Percentage and Income Growth Rate are set based on the rates effective between July 1 and July 31. As a result, the initial Income Percentage will be 5.20% and the Income Growth Rate assigned to the annuity will be 5.50%.
The initial Guaranteed Income Amount will be $5,200, which is determined by multiplying the Account Value on the Issue Date ($100,000) by the Income Percentage (5.20%).
Scenario 4, your application was either received or funded beyond the time frames disclosed on your Rate Sheet Prospectus Supplement: The Annuity would not be issued as the application was either not received in Good Order or the Annuity was not funded within the time frames disclosed on your Rate Sheet Prospectus Supplement. As a result, you would need to submit additional paperwork if you still wish to purchase the Annuity. Your Annuity would be eligible to receive the then current rates that are being offered on the Rate Sheet Prospectus Supplement (as of the date you signed the form), which could be higher or lower than the rates on the date you had first signed the Annuity application.

C-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (APRIL 30, 2018)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

PDIPROS

PDIPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2018
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Defined Income Variable Annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $25,000 or more. Subject to certain restrictions, you can make additional purchase payments of not less than $100 at any time during the accumulation phase.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Defined Income Variable Annuity prospectus dated April 30, 2018. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.
TABLE OF CONTENTS

PAGE
Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	2
Determination of Accumulation Unit Values	3
Historical Income Growth Rates and Income Percentages	4
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2017 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $633,385,857.43, $708,725,705.69 and $697,921,302.44 in 2017, 2016, and 2015, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2017) received payment with respect to annuity business during 2017 (or as to which a payment amount was accrued during 2017). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2017, non-cash compensation received by Firms and Entities ranged from $30.00 to $702,164.00. During 2017, cash compensation received by Firms ranged from $1.20 to $16,846,603.71.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

3

HISTORICAL INCOME GROWTH RATES AND INCOME PERCENTAGES

The rates below apply for applications signed between March 15, 2018 and April 14, 2018.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after April 15, 2018 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.85%	3.35%	66	6.05%	5.55%
46	4.00%	3.50%	67	6.10%	5.60%
47	4.10%	3.60%	68	6.10%	5.60%
48	4.25%	3.75%	69	6.15%	5.65%
49	4.40%	3.90%	70	6.20%	5.70%
50	4.45%	3.95%	71	6.30%	5.80%
51	4.55%	4.05%	72	6.35%	5.85%
52	4.65%	4.15%	73	6.45%	5.95%
53	4.80%	4.30%	74	6.50%	6.00%
54	4.90%	4.40%	75	6.60%	6.10%
55	5.00%	4.50%	76	6.65%	6.15%
56	5.10%	4.60%	77	6.70%	6.20%
57	5.20%	4.70%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.85%	6.35%
59	5.35%	4.85%	80	6.90%	6.40%
60	5.45%	4.95%	81	7.00%	6.50%
61	5.55%	5.05%	82	7.10%	6.60%
62	5.65%	5.15%	83	7.20%	6.70%
63	5.80%	5.30%	84	7.30%	6.80%
64	5.90%	5.40%	85+	7.40%	6.90%
65	6.00%	5.50%

The rates below apply for applications signed between February 15, 2017 and March 14, 2018.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after March 15, 2018 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

4

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.60%	3.10%	66	5.80%	5.30%
46	3.75%	3.25%	67	5.85%	5.35%
47	3.85%	3.35%	68	5.85%	5.35%
48	4.00%	3.50%	69	5.90%	5.40%
49	4.15%	3.65%	70	5.95%	5.45%
50	4.20%	3.70%	71	6.05%	5.55%
51	4.30%	3.80%	72	6.10%	5.60%
52	4.40%	3.90%	73	6.20%	5.70%
53	4.55%	4.05%	74	6.25%	5.75%
54	4.65%	4.15%	75	6.35%	5.85%
55	4.75%	4.25%	76	6.40%	5.90%
56	4.85%	4.35%	77	6.45%	5.95%
57	4.95%	4.45%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.60%	6.10%
59	5.10%	4.60%	80	6.65%	6.15%
60	5.20%	4.70%	81	6.75%	6.25%
61	5.30%	4.80%	82	6.85%	6.35%
62	5.40%	4.90%	83	6.95%	6.45%
63	5.55%	5.05%	84	7.05%	6.55%
64	5.65%	5.15%	85+	7.15%	6.65%
65	5.75%	5.25%

5

The rates below apply for applications signed between December 15, 2016 and February14, 2017.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after February 15, 2017. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.35%	2.85%	66	5.55%	5.05%
46	3.50%	3.00%	67	5.60%	5.10%
47	3.60%	3.10%	68	5.60%	5.10%
48	3.75%	3.25%	69	5.65%	5.15%
49	3.90%	3.40%	70	5.70%	5.20%
50	3.95%	3.45%	71	5.80%	5.30%
51	4.05%	3.55%	72	5.85%	5.35%
52	4.15%	3.65%	73	5.95%	5.45%
53	4.30%	3.80%	74	6.00%	5.50%
54	4.40%	3.90%	75	6.10%	5.60%
55	4.50%	4.00%	76	6.15%	5.65%
56	4.60%	4.10%	77	6.20%	5.70%
57	4.70%	4.20%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.35%	5.85%
59	4.85%	4.35%	80	6.40%	5.90%
60	4.95%	4.45%	81	6.50%	6.00%
61	5.05%	4.55%	82	6.60%	6.10%
62	5.15%	4.65%	83	6.70%	6.20%
63	5.30%	4.80%	84	6.80%	6.30%
64	5.40%	4.90%	85+	6.90%	6.40%
65	5.50%	5.00%

6

The rates below apply for applications signed between September 15, 2016 and December 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after December 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.00%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.45%	4.95%
46	3.40%	2.90%	67	5.50%	5.00%
47	3.50%	3.00%	68	5.50%	5.00%
48	3.65%	3.15%	69	5.55%	5.05%
49	3.80%	3.30%	70	5.60%	5.10%
50	3.85%	3.35%	71	5.70%	5.20%
51	3.95%	3.45%	72	5.75%	5.25%
52	4.05%	3.55%	73	5.85%	5.35%
53	4.20%	3.70%	74	5.90%	5.40%
54	4.30%	3.80%	75	6.00%	5.50%
55	4.40%	3.90%	76	6.05%	5.55%
56	4.50%	4.00%	77	6.10%	5.60%
57	4.60%	4.10%	78	6.20%	5.70%
58	4.65%	4.15%	79	6.25%	5.75%
59	4.75%	4.25%	80	6.30%	5.80%
60	4.85%	4.35%	81	6.40%	5.90%
61	4.95%	4.45%	82	6.50%	6.00%
62	5.05%	4.55%	83	6.60%	6.10%
63	5.20%	4.70%	84	6.70%	6.20%
64	5.30%	4.80%	85+	6.80%	6.30%
65	5.40%	4.90%

7

The rates below apply for applications signed between June 15, 2016 and September 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after September 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
5.75%
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.20%	5.70%
53	4.25%	3.75%	74	6.25%	5.75%
54	4.40%	3.90%	75	6.30%	5.80%
55	4.55%	4.05%	76	6.40%	5.90%
56	4.65%	4.15%	77	6.50%	6.00%
57	4.80%	4.30%	78	6.60%	6.10%
58	4.95%	4.45%	79	6.70%	6.20%
59	5.05%	4.55%	80	6.80%	6.30%
60	5.15%	4.65%	81	6.90%	6.40%
61	5.25%	4.75%	82	7.00%	6.50%
62	5.35%	4.85%	83	7.10%	6.60%
63	5.45%	4.95%	84	7.20%	6.70%
64	5.55%	5.05%	85+	7.30%	6.80%
65	5.75%	5.25%

8

The rates below apply for applications signed between March 15, 2016 and June 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after June 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

9

The rates below apply for applications signed between February 15, 2016 and March 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after March 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%
10

The rates below apply for applications signed between January 15, 2016 and February 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after February 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

11

The rates below apply for applications signed between December 15, 2015 and January 14, 2016.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after January 15, 2016. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
6.00%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

12

The rates below apply for applications signed between November 15, 2015 and December 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after December 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

13

The rates below apply for applications signed between October 15, 2015 and November 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after November 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

14

The rates below apply for applications signed between September 15, 2015 and October 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after October 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

15

The rates below apply for applications signed between August 15, 2015 and September 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after September 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

16

The rates below apply for applications signed between July 15, 2015 and August 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after August 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

17

The rates below apply for applications signed between June 15, 2015 and July 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after July 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

18

The rates below apply for applications signed between May 15, 2015 and June 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after June 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

19

The rates below apply for applications signed between April 27, 2015 and May 14, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after May 15, 2015.  Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

INCOME GROWTH RATE:
5.50%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

20

The rates below apply for applications signed between April 15, 2015 and April 26, 2015.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after April 27, 2015.   Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

21

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2015 AND APRIL 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after APRIL 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

22

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2015 AND MARCH 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MARCH 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

23

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND FEBRUARY 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

24

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 15, 2014 AND JANUARY 14, 2015.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JANUARY 15, 2015. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.25%	2.75%	66	5.80%	5.30%
46	3.40%	2.90%	67	5.85%	5.35%
47	3.50%	3.00%	68	5.90%	5.40%
48	3.65%	3.15%	69	5.95%	5.45%
49	3.80%	3.30%	70	6.00%	5.50%
50	3.90%	3.40%	71	6.05%	5.55%
51	4.05%	3.55%	72	6.10%	5.60%
52	4.20%	3.70%	73	6.15%	5.65%
53	4.30%	3.80%	74	6.20%	5.70%
54	4.45%	3.95%	75	6.25%	5.75%
55	4.60%	4.10%	76	6.35%	5.85%
56	4.70%	4.20%	77	6.45%	5.95%
57	4.85%	4.35%	78	6.55%	6.05%
58	5.00%	4.50%	79	6.65%	6.15%
59	5.10%	4.60%	80	6.75%	6.25%
60	5.25%	4.75%	81	6.85%	6.35%
61	5.35%	4.85%	82	6.95%	6.45%
62	5.45%	4.95%	83	7.05%	6.55%
63	5.55%	5.05%	84	7.15%	6.65%
64	5.65%	5.15%	85+	7.25%	6.75%
65	5.75%	5.25%

25

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 15, 2014 AND MAY 14, 2014.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after MAY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates:

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.40%	2.90%	66	5.95%	5.45%
46	3.55%	3.05%	67	6.00%	5.50%
47	3.65%	3.15%	68	6.05%	5.55%
48	3.80%	3.30%	69	6.10%	5.60%
49	3.95%	3.45%	70	6.15%	5.65%
50	4.05%	3.55%	71	6.20%	5.70%
51	4.20%	3.70%	72	6.25%	5.75%
52	4.35%	3.85%	73	6.30%	5.80%
53	4.45%	3.95%	74	6.35%	5.85%
54	4.60%	4.10%	75	6.40%	5.90%
55	4.75%	4.25%	76	6.50%	6.00%
56	4.85%	4.35%	77	6.60%	6.10%
57	5.00%	4.50%	78	6.70%	6.20%
58	5.15%	4.65%	79	6.80%	6.30%
59	5.25%	4.75%	80	6.90%	6.40%
60	5.40%	4.90%	81	7.00%	6.50%
61	5.50%	5.00%	82	7.10%	6.60%
62	5.60%	5.10%	83	7.20%	6.70%
63	5.70%	5.20%	84	7.30%	6.80%
64	5.80%	5.30%	85+	7.40%	6.90%
65	5.90%	5.40%

26

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2013 AND FEBRUARY 14, 2014.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after FEBRUARY 15, 2014. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.40%	5.90%
53	4.55%	4.05%	74	6.45%	5.95%
54	4.70%	4.20%	75	6.50%	6.00%
55	4.85%	4.35%	76	6.60%	6.10%
56	4.95%	4.45%	77	6.70%	6.20%
57	5.10%	4.60%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.90%	6.40%
59	5.35%	4.90%	80	7.00%	6.50%
60	5.50%	5.00%	81	7.10%	6.60%
61	5.60%	5.10%	82	7.20%	6.70%
62	5.70%	5.20%	83	7.30%	6.80%
63	5.80%	5.30%	84	7.40%	6.90%
64	5.90%	5.40%	85+	7.50%	7.00%
65	6.00%	5.50%

27

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 1, 2013 AND OCTOBER 14, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after October 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.35%	2.85%	66	5.90%	5.40%
46	3.50%	3.00%	67	5.95%	5.45%
47	3.60%	3.10%	68	6.00%	5.50%
48	3.75%	3.25%	69	6.05%	5.55%
49	3.90%	3.40%	70	6.10%	5.60%
50	4.00%	3.50%	71	6.15%	5.65%
51	4.15%	3.65%	72	6.20%	5.70%
52	4.30%	3.80%	73	6.25%	5.75%
53	4.40%	3.90%	74	6.30%	5.80%
54	4.55%	4.05%	75	6.35%	5.85%
55	4.70%	4.20%	76	6.45%	5.95%
56	4.80%	4.30%	77	6.55%	6.05%
57	4.95%	4.45%	78	6.65%	6.15%
58	5.10%	4.60%	79	6.75%	6.25%
59	5.20%	4.70%	80	6.85%	6.35%
60	5.35%	4.85%	81	6.95%	6.45%
61	5.45%	4.95%	82	7.05%	6.55%
62	5.55%	5.05%	83	7.15%	6.65%
63	5.65%	5.15%	84	7.25%	6.75%
64	5.75%	5.25%	85+	7.35%	6.85%
65	5.85%	5.35%

28

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2013 AND AUGUST 31, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after SEPTEMBER 1, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
6.00%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.15%	2.65%	66	5.70%	5.20%
46	3.30%	2.80%	67	5.75%	5.25%
47	3.40%	2.90%	68	5.80%	5.30%
48	3.55%	3.05%	69	5.85%	5.35%
49	3.70%	3.20%	70	5.90%	5.40%
50	3.80%	3.30%	71	5.95%	5.45%
51	3.95%	3.45%	72	6.00%	5.50%
52	4.10%	3.60%	73	6.05%	5.55%
53	4.20%	3.70%	74	6.10%	5.60%
54	4.35%	3.85%	75	6.15%	5.65%
55	4.50%	4.00%	76	6.25%	5.75%
56	4.60%	4.10%	77	6.35%	5.85%
57	4.75%	4.25%	78	6.45%	5.95%
58	4.90%	4.40%	79	6.55%	6.05%
59	5.00%	4.50%	80	6.65%	6.15%
60	5.15%	4.65%	81	6.75%	6.25%
61	5.25%	4.75%	82	6.85%	6.35%
62	5.35%	4.85%	83	6.95%	6.45%
63	5.45%	4.95%	84	7.05%	6.55%
64	5.55%	5.05%	85+	7.15%	6.65%
65	5.65%	5.15%

29

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 17, 2013 AND JULY 14, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JULY 15, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.55%	5.05%
46	3.15%	2.65%	67	5.60%	5.10%
47	3.25%	2.75%	68	5.65%	5.15%
48	3.40%	2.90%	69	5.70%	5.20%
49	3.55%	3.05%	70	5.75%	5.25%
50	3.65%	3.15%	71	5.80%	5.30%
51	3.80%	3.30%	72	5.85%	5.35%
52	3.95%	3.45%	73	5.90%	5.40%
53	4.05%	3.55%	74	5.95%	5.45%
54	4.20%	3.70%	75	6.00%	5.50%
55	4.35%	3.85%	76	6.10%	5.60%
56	4.45%	3.95%	77	6.20%	5.70%
57	4.60%	4.10%	78	6.30%	5.80%
58	4.75%	4.25%	79	6.40%	5.90%
59	4.85%	4.35%	80	6.50%	6.00%
60	5.00%	4.50%	81	6.60%	6.10%
61	5.10%	4.60%	82	6.70%	6.20%
62	5.20%	4.70%	83	6.80%	6.30%
63	5.30%	4.80%	84	6.90%	6.40%
64	5.40%	4.90%	85+	7.00%	6.0%
65	5.50%	5.00%
30

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 1, 2013 AND JUNE 16, 2013.
The Income Growth Rate and Income Percentages may be different than those listed below for Applications signed on or after JUNE 17, 2013. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

INCOME GROWTH RATE:
5.50%

INCOME PERCENTAGES
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.00%	2.50%	66	5.10%	4.60%
46	3.10%	2.60%	67	5.20%	4.70%
47	3.20%	2.70%	68	5.30%	4.80%
48	3.30%	2.80%	69	5.40%	4.90%
49	3.40%	2.90%	70	5.50%	5.00%
50	3.50%	3.00%	71	5.60%	5.10%
51	3.60%	3.10%	72	5.70%	5.20%
52	3.70%	3.20%	73	5.80%	5.30%
53	3.80%	3.30%	74	5.90%	5.40%
54	3.90%	3.40%	75	600%	5.50%
55	4.00%	3.50%	76	6.10%	5.60%
56	4.10%	3.60%	77	6.20%	5.70%
57	4.20%	3.70%	78	6.30%	5.80%
58	4.30%	3.80%	79	6.40%	5.90%
59	4.40%	3.90%	80	6.50%	6.00%
60	4.50%	4.00%	81	6.60%	6.10%
61	4.60%	4.10%	82	6.70%	6.20%
62	4.70%	4.20%	83	6.80%	6.30%
63	4.80%	4.30%	84	6.90%	6.40%
64	4.90%	4.40%	85+	7.00%	6.00%
65	5.00%	4.50%

31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718
Net Assets	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

NET ASSETS, representing:
Accumulation units	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718
	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

Units outstanding	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398

Portfolio shares held	8,240,947	10,713,835	3,429,538	371,769	515,080
Portfolio net asset value per share	$10.00	$13.14	$51.52	$29.88	$27.17
Investment in portfolio shares, at cost	$82,409,467	$119,526,039	$92,905,224	$6,511,806	$8,100,999

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$493,105	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,310,248	2,029,768	2,472,650	156,582	196,127
NET INVESTMENT INCOME (LOSS)	(817,143)	(2,029,768)	(2,472,650)	(156,582)	(196,127)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,399,863	10,677,880	741,076	788,883
Net change in unrealized gain (loss) on investments	—	7,510,627	28,525,225	828,466	861,437
NET GAIN (LOSS) ON INVESTMENTS	—	9,910,490	39,203,105	1,569,542	1,650,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(817,143)	$7,880,722	$36,730,455	$1,412,960	$1,454,193

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667
Net Assets	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

NET ASSETS, representing:
Accumulation units	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667
	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

Units outstanding	69,321,450	28,650,342	617,613	79,672,113	20,166,766

Portfolio shares held	7,403,159	27,468,677	121,846	4,829,868	1,666,754
Portfolio net asset value per share	$31.68	$5.17	$26.84	$59.38	$34.33
Investment in portfolio shares, at cost	$141,180,415	$144,509,827	$4,120,449	$174,993,689	$32,922,146

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$8,957,680	$—	$4,461,386	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,482,600	2,207,109	44,760	4,126,607	818,469
NET INVESTMENT INCOME (LOSS)	(3,482,600)	6,750,571	(44,760)	334,779	(818,469)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	5,583,184	—
Net realized gain (loss) on shares redeemed	11,791,555	(119,244)	(195,987)	15,207,011	2,964,435
Net change in unrealized gain (loss) on investments	24,492,699	2,312,788	152,315	29,290,647	9,283,954
NET GAIN (LOSS) ON INVESTMENTS	36,284,254	2,193,544	(43,672)	50,080,842	12,248,389

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$32,801,654	$8,944,115	$(88,432)	$50,415,621	$11,429,920

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593
Net Assets	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

NET ASSETS, representing:
Accumulation units	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593
	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

Units outstanding	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824

Portfolio shares held	4,772,838	1,534,592	1,180,555	2,229,296	1,942,854
Portfolio net asset value per share	$61.69	$38.51	$17.35	$29.27	$36.72
Investment in portfolio shares, at cost	$111,224,885	$26,735,450	$16,256,561	$49,602,835	$52,379,475

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$213,902	$1,121,694	$739,264

EXPENSES
Charges for mortality and expense risk, and
for administration	4,023,907	809,779	269,115	907,867	1,004,373
NET INVESTMENT INCOME (LOSS)	(4,023,907)	(809,779)	(55,213)	213,827	(265,109)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	788,060	6,152,334	3,702,967
Net realized gain (loss) on shares redeemed	22,999,497	4,663,485	545,919	3,122,094	2,490,492
Net change in unrealized gain (loss) on investments	62,663,467	2,445,307	3,138,800	(663,373)	2,001,707
NET GAIN (LOSS) ON INVESTMENTS	85,662,964	7,108,792	4,472,779	8,611,055	8,195,166

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,639,057	$6,299,013	$4,417,566	$8,824,882	$7,930,057

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917
Net Assets	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

NET ASSETS, representing:
Accumulation units	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917
	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

Units outstanding	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168

Portfolio shares held	1,511,129	1,877,961	618,914	1,244,598	2,344,239
Portfolio net asset value per share	$36.51	$31.98	$29.50	$48.90	$11.21
Investment in portfolio shares, at cost	$41,833,425	$60,031,304	$12,819,208	$33,867,429	$16,879,679

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$208,323	$955,998	$242,472	$59,925	$436,701

EXPENSES
Charges for mortality and expense risk, and
for administration	743,973	807,819	249,095	806,079	369,940
NET INVESTMENT INCOME (LOSS)	(535,650)	148,179	(6,623)	(746,154)	66,761

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	507,673	—	1,190,916	2,267,601	—
Net realized gain (loss) on shares redeemed	1,316,228	(678,594)	765,604	3,231,502	1,301,104
Net change in unrealized gain (loss) on investments	11,006,265	15,183,765	1,550,280	10,079,985	471,952
NET GAIN (LOSS) ON INVESTMENTS	12,830,166	14,505,171	3,506,800	15,579,088	1,773,056

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,294,516	$14,653,350	$3,500,177	$14,832,934	$1,839,817

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381
Net Assets	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

NET ASSETS, representing:
Accumulation units	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381
	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

Units outstanding	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843

Portfolio shares held	1,348,449	1,436,110	2,529,882	162,315	3,449,635
Portfolio net asset value per share	$17.83	$31.19	$10.19	$53.70	$26.32
Investment in portfolio shares, at cost	$27,302,017	$18,946,814	$26,751,488	$6,230,675	$43,610,420

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$184,840	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	326,887	598,257	346,103	109,082	1,422,576
NET INVESTMENT INCOME (LOSS)	(326,887)	(598,257)	(161,263)	(109,082)	(1,422,576)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,290,653	—	2,056,341	464,092	—
Net realized gain (loss) on shares redeemed	(590,393)	3,739,964	(182,512)	386,377	6,986,933
Net change in unrealized gain (loss) on investments	2,832,896	7,574,729	3,024,799	1,255,477	3,317,092
NET GAIN (LOSS) ON INVESTMENTS	4,533,156	11,314,693	4,898,628	2,105,946	10,304,025

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,206,269	$10,716,436	$4,737,365	$1,996,864	$8,881,449

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462
Net Assets	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

NET ASSETS, representing:
Accumulation units	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462
	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

Units outstanding	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393

Portfolio shares held	289,396	7,160,673	4,012,053	20,807,044	21,065,295
Portfolio net asset value per share	$35.68	$14.79	$8.04	$31.08	$11.57
Investment in portfolio shares, at cost	$7,039,737	$52,556,509	$24,835,420	$511,493,324	$192,699,002

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$23,987	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	162,329	1,643,114	490,551	8,474,733	3,762,148
NET INVESTMENT INCOME (LOSS)	(138,342)	(1,643,114)	(490,551)	(8,474,733)	(3,762,148)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	95,594	—	—	—	—
Net realized gain (loss) on shares redeemed	316,513	6,819,562	670,861	12,503,854	7,519,542
Net change in unrealized gain (loss) on investments	1,944,720	14,022,323	8,538,555	42,845,304	7,137,267
NET GAIN (LOSS) ON INVESTMENTS	2,356,827	20,841,885	9,209,416	55,349,158	14,656,809

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,218,485	$19,198,771	$8,718,865	$46,874,425	$10,894,661

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144
Net Assets	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

NET ASSETS, representing:
Accumulation units	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144
	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

Units outstanding	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598

Portfolio shares held	81,807,672	8,874,963	21,776,263	9,159,416	4,621,262
Portfolio net asset value per share	$19.12	$15.14	$10.07	$19.83	$25.78
Investment in portfolio shares, at cost	$1,159,810,080	$97,971,751	$181,929,981	$117,736,428	$80,604,246

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	24,995,774	1,930,750	3,164,791	2,531,018	1,787,640
NET INVESTMENT INCOME (LOSS)	(24,995,774)	(1,930,750)	(3,164,791)	(2,531,018)	(1,787,640)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,416,310	3,999,417	5,683,455	8,370,365	5,764,446
Net change in unrealized gain (loss) on investments	141,018,459	14,802,635	9,422,707	30,927,180	13,495,431
NET GAIN (LOSS) ON INVESTMENTS	175,434,769	18,802,052	15,106,162	39,297,545	19,259,877

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$150,438,995	$16,871,302	$11,941,371	$36,766,527	$17,472,237

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553
Net Assets	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

NET ASSETS, representing:
Accumulation units	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553
	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

Units outstanding	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717

Portfolio shares held	5,044,703	64,535,199	15,714,446	54,435,543	9,347,555
Portfolio net asset value per share	$28.64	$9.43	$29.75	$12.64	$49.87
Investment in portfolio shares, at cost	$105,178,575	$450,993,021	$281,811,336	$639,208,159	$274,449,201

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,199,770	8,797,407	5,410,817	9,047,467	6,854,314
NET INVESTMENT INCOME (LOSS)	(2,199,770)	(8,797,407)	(5,410,817)	(9,047,467)	(6,854,314)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,096,352	15,485,648	22,318,307	3,378,533	32,318,034
Net change in unrealized gain (loss) on investments	693,018	118,481,783	54,936,586	18,655,400	93,180,513
NET GAIN (LOSS) ON INVESTMENTS	9,789,370	133,967,431	77,254,893	22,033,933	125,498,547

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,589,600	$125,170,024	$71,844,076	$12,986,466	$118,644,233

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483
Net Assets	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

NET ASSETS, representing:
Accumulation units	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483
	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

Units outstanding	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624

Portfolio shares held	7,184,230	10,936,883	15,356,096	9,012,063	12,333,585
Portfolio net asset value per share	$23.71	$34.91	$10.74	$30.55	$23.12
Investment in portfolio shares, at cost	$111,554,275	$262,581,734	$161,910,410	$186,964,864	$245,598,739

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,186,111	5,753,065	2,522,132	3,814,472	4,355,827
NET INVESTMENT INCOME (LOSS)	(2,186,111)	(5,753,065)	(2,522,132)	(3,814,472)	(4,355,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,339,251	14,686,284	675,713	12,048,621	2,854,502
Net change in unrealized gain (loss) on investments	31,751,714	32,150,415	2,110,710	39,193,962	24,255,155
NET GAIN (LOSS) ON INVESTMENTS	40,090,965	46,836,699	2,786,423	51,242,583	27,109,657

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,904,854	$41,083,634	$264,291	$47,428,111	$22,753,830

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446
Net Assets	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

NET ASSETS, representing:
Accumulation units	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446
	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

Units outstanding	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539

Portfolio shares held	399,047,478	21,828,672	7,952,618	17,109,502	106,954,599
Portfolio net asset value per share	$29.29	$20.52	$30.80	$11.00	$15.21
Investment in portfolio shares, at cost	$8,288,143,354	$313,793,478	$184,451,779	$185,598,600	$1,218,347,897

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	176,978,676	6,158,132	3,497,130	2,346,352	25,180,186
NET INVESTMENT INCOME (LOSS)	(176,978,676)	(6,158,132)	(3,497,130)	(2,346,352)	(25,180,186)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	199,558,327	14,277,562	5,030,315	467,202	31,702,455
Net change in unrealized gain (loss) on investments	1,402,620,972	72,216,608	49,715,969	2,920,202	168,469,134
NET GAIN (LOSS) ON INVESTMENTS	1,602,179,299	86,494,170	54,746,284	3,387,404	200,171,589

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,425,200,623	$80,336,038	$51,249,154	$1,041,052	$174,991,403

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797
Net Assets	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

NET ASSETS, representing:
Accumulation units	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797
	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

Units outstanding	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091

Portfolio shares held	477,519,422	220,736,619	429,079,929	284,884,564	251,653,454
Portfolio net asset value per share	$18.98	$15.12	$18.04	$16.20	$14.85
Investment in portfolio shares, at cost	$5,991,960,804	$2,553,474,340	$5,184,101,746	$3,524,606,678	$2,695,865,448
STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	138,189,100	54,850,471	116,995,442	73,694,953	56,238,173
NET INVESTMENT INCOME (LOSS)	(138,189,100)	(54,850,471)	(116,995,442)	(73,694,953)	(56,238,173)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	181,555,004	69,810,708	194,137,316	120,360,779	66,050,393
Net change in unrealized gain (loss) on investments	1,210,544,411	313,234,522	837,950,941	311,469,275	474,565,143
NET GAIN (LOSS) ON INVESTMENTS	1,392,099,415	383,045,230	1,032,088,257	431,830,054	540,615,536

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,253,910,315	$328,194,759	$915,092,815	$358,135,101	$484,377,363

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993
Net Assets	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

NET ASSETS, representing:
Accumulation units	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993
	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

Units outstanding	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190

Portfolio shares held	871,269,723	360,899,465	24,066,962	200,272,575	5,751,224
Portfolio net asset value per share	$16.59	$18.86	$34.65	$1.00	$44.51
Investment in portfolio shares, at cost	$11,606,581,362	$4,510,303,354	$488,221,322	$200,272,575	$168,728,479

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$697,136	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	189,687,791	103,205,489	11,557,206	3,155,571	3,655,765
NET INVESTMENT INCOME (LOSS)	(189,687,791)	(103,205,489)	(11,557,206)	(2,458,435)	(3,655,765)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,699,652	151,763,120	42,582,216	—	10,902,475
Net change in unrealized gain (loss) on investments	1,628,456,662	865,611,604	188,363,892	—	38,659,102
NET GAIN (LOSS) ON INVESTMENTS	1,761,156,314	1,017,374,724	230,946,108	—	49,561,577

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,571,468,523	$914,169,235	$219,388,902	$(2,458,435)	$45,905,812

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148
Net Assets	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

NET ASSETS, representing:
Accumulation units	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148
	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

Units outstanding	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935

Portfolio shares held	125,924,635	6,939,792	15,035,628	166,717,215	56,469,254
Portfolio net asset value per share	$13.64	$21.32	$17.93	$7.50	$12.81
Investment in portfolio shares, at cost	$1,566,557,290	$120,404,147	$192,154,209	$1,219,059,887	$646,799,762

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	27,063,367	2,025,361	2,777,815	33,151,053	11,118,562
NET INVESTMENT INCOME (LOSS)	(27,063,367)	(2,025,361)	(2,777,815)	(33,151,053)	(11,118,562)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,119,726	2,357,181	9,937,723	20,223,486	6,817,878
Net change in unrealized gain (loss) on investments	59,621,413	25,020,362	60,000,996	73,276,762	33,920,306
NET GAIN (LOSS) ON INVESTMENTS	71,741,139	27,377,543	69,938,719	93,500,248	40,738,184

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,677,772	$25,352,182	$67,160,904	$60,349,195	$29,619,622

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516
Net Assets	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

NET ASSETS, representing:
Accumulation units	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516
	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

Units outstanding	7,832,879	754,700	4,913,350	21,865,500	15,520,221

Portfolio shares held	6,923,221	836,225	6,264,839	23,770,399	14,938,674
Portfolio net asset value per share	$12.73	$10.61	$12.53	$10.11	$23.75
Investment in portfolio shares, at cost	$85,499,552	$8,768,057	$64,893,721	$197,787,651	$232,775,919

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,372,913	229,802	1,209,492	3,443,264	5,205,145
NET INVESTMENT INCOME (LOSS)	(1,372,913)	(229,802)	(1,209,492)	(3,443,264)	(5,205,145)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	748,241	82,444	1,548,728	3,222,992	15,972,862
Net change in unrealized gain (loss) on investments	(350,682)	16,149	6,211,818	44,707,417	23,261,770
NET GAIN (LOSS) ON INVESTMENTS	397,559	98,593	7,760,546	47,930,409	39,234,632

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(975,354)	$(131,209)	$6,551,054	$44,487,145	$34,029,487

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960
Net Assets	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

NET ASSETS, representing:
Accumulation units	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960
	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

Units outstanding	—	304,321,037	164,997,779	176,871,835	19,232

Portfolio shares held	—	297,140,776	158,349,434	166,252,950	7,133
Portfolio net asset value per share	$—	$14.68	$16.28	$14.17	$72.89
Investment in portfolio shares, at cost	$—	$3,251,032,213	$1,837,189,924	$1,898,895,403	$437,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	28,263,240	64,052,981	37,706,532	33,577,929	5,719
NET INVESTMENT INCOME (LOSS)	(28,263,240)	(64,052,981)	(37,706,532)	(33,577,929)	(5,719)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,014,897,665	63,773,804	38,412,419	29,624,224	23,380
Net change in unrealized gain (loss) on investments	(773,872,702)	560,314,925	336,068,961	216,531,951	59,743
NET GAIN (LOSS) ON INVESTMENTS	241,024,963	624,088,729	374,481,380	246,156,175	83,123

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$212,761,723	$560,035,748	$336,774,848	$212,578,246	$77,404

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$778,998	$1,251,528	$1,872,043	$809,242	$645,325
Net Assets	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

NET ASSETS, representing:
Accumulation units	$778,998	$1,251,528	$1,872,043	$809,242	$645,325
	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

Units outstanding	38,135	86,950	76,049	38,141	31,590

Portfolio shares held	11,762	29,869	25,546	9,700	13,546
Portfolio net asset value per share	$66.23	$41.90	$73.28	$83.43	$47.64
Investment in portfolio shares, at cost	$702,808	$985,187	$1,507,827	$652,061	$592,309

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$9,343	$4,006	$—	$1,154	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,776	14,338	24,686	6,497	9,040
NET INVESTMENT INCOME (LOSS)	(1,433)	(10,332)	(24,686)	(5,343)	(9,040)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	10,895	—	111,608	—	59,461
Net realized gain (loss) on shares redeemed	25,563	55,712	98,215	30,062	11,741
Net change in unrealized gain (loss) on investments	65,670	127,809	131,949	89,582	36,937
NET GAIN (LOSS) ON INVESTMENTS	102,128	183,521	341,772	119,644	108,139

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$100,695	$173,189	$317,086	$114,301	$99,099

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
ASSETS
Investment in the portfolios, at fair value	$470,276	$251,258	$809,194	$354,388	$124,325
Net Assets	$470,276	$251,258	$809,194	$354,388	$124,325

NET ASSETS, representing:
Accumulation units	$470,276	$251,258	$809,194	$354,388	$124,325
	$470,276	$251,258	$809,194	$354,388	$124,325

Units outstanding	24,601	17,211	34,934	17,004	9,446

Portfolio shares held	10,090	3,769	20,569	7,050	3,500
Portfolio net asset value per share	$46.61	$66.66	$39.34	$50.27	$35.52
Investment in portfolio shares, at cost	$408,035	$232,871	$744,411	$295,657	$125,567

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$1,438	$2,548	$—	$65	$5,655

EXPENSES
Charges for mortality and expense risk, and
for administration	6,242	4,631	7,873	3,488	1,627
NET INVESTMENT INCOME (LOSS)	(4,804)	(2,083)	(7,873)	(3,423)	4,028

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	28,467	14,895	66,426	3,030	6,945
Net realized gain (loss) on shares redeemed	19,329	35,761	22,044	12,934	14,854
Net change in unrealized gain (loss) on investments	(3,391)	(29,504)	7,137	18,733	(30,239)
NET GAIN (LOSS) ON INVESTMENTS	44,405	21,152	95,607	34,697	(8,440)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$39,601	$19,069	$87,734	$31,274	$(4,412)

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$574,517	$1,024,783	$880,891	$—	$230,077,993
Net Assets	$574,517	$1,024,783	$880,891	$—	$230,077,993

NET ASSETS, representing:
Accumulation units	$574,517	$1,024,783	$880,891	$—	$230,077,993
	$574,517	$1,024,783	$880,891	$—	$230,077,993

Units outstanding	34,751	49,439	55,706	—	9,566,333

Portfolio shares held	12,585	14,803	18,891	—	7,409,919
Portfolio net asset value per share	$45.65	$69.23	$46.63	$—	$31.05
Investment in portfolio shares, at cost	$524,045	$731,427	$635,299	$—	$154,231,107

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

INVESTMENT INCOME
Dividend income	$12,902	$—	$9,002	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	7,051	15,192	12,300	486,104	3,038,701
NET INVESTMENT INCOME (LOSS)	5,851	(15,192)	(3,298)	(486,104)	(3,038,701)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	21,138	43,678	—	—	—
Net realized gain (loss) on shares redeemed	46,050	79,033	41,917	23,505,324	9,625,807
Net change in unrealized gain (loss) on investments	(14,236)	116,982	61,713	(19,824,682)	50,606,197
NET GAIN (LOSS) ON INVESTMENTS	52,952	239,693	103,630	3,680,642	60,232,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$58,803	$224,501	$100,332	$3,194,538	$57,193,303

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160
Net Assets	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

NET ASSETS, representing:
Accumulation units	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160
	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

Units outstanding	754,695	171,110	4,013,063	14,521	229,819

Portfolio shares held	1,316,942	151,413	3,314,787	52,385	32,017
Portfolio net asset value per share	$6.84	$12.32	$14.79	$5.34	$28.99
Investment in portfolio shares, at cost	$8,694,737	$1,812,016	$46,400,093	$245,957	$726,097

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$7,980	$2,049

EXPENSES
Charges for mortality and expense risk, and
for administration	317,248	1,117,957	1,485,950	4,161	14,138
NET INVESTMENT INCOME (LOSS)	(317,248)	(1,117,957)	(1,485,950)	3,819	(12,089)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	26,140
Net realized gain (loss) on shares redeemed	403,753	2,047,979	1,514,115	1,111	9,951
Net change in unrealized gain (loss) on investments	(202,397)	(1,589,239)	(354,439)	48,321	213,821
NET GAIN (LOSS) ON INVESTMENTS	201,356	458,740	1,159,676	49,432	249,912

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(115,892)	$(659,217)	$(326,274)	$53,251	$237,823

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611
Net Assets	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

NET ASSETS, representing:
Accumulation units	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611
	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

Units outstanding	18,280	3,124,606	74,247,266	156,449,299	73,402

Portfolio shares held	38,652	2,657,525	66,079,746	140,701,281	58,063
Portfolio net asset value per share	$10.43	$13.60	$16.70	$14.02	$27.05
Investment in portfolio shares, at cost	$304,025	$34,772,288	$831,870,766	$1,509,930,758	$1,127,585

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$13,871

EXPENSES
Charges for mortality and expense risk, and
for administration	6,961	1,060,063	14,316,078	29,906,023	25,395
NET INVESTMENT INCOME (LOSS)	(6,961)	(1,060,063)	(14,316,078)	(29,906,023)	(11,524)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	12,059	—	—	—	121,631
Net realized gain (loss) on shares redeemed	14,271	827,043	19,713,127	33,719,973	31,845
Net change in unrealized gain (loss) on investments	66,439	87,832	144,158,672	190,871,692	111,527
NET GAIN (LOSS) ON INVESTMENTS	92,769	914,875	163,871,799	224,591,665	265,003

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,808	$(145,188)	$149,555,721	$194,685,642	$253,479

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991
Net Assets	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

NET ASSETS, representing:
Accumulation units	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991
	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

Units outstanding	26,114,211	709,309	44,909,145	660,627	9,129,599

Portfolio shares held	23,974,936	626,931	40,653,849	629,223	8,279,502
Portfolio net asset value per share	$12.30	$11.40	$15.47	$11.40	$20.10
Investment in portfolio shares, at cost	$271,412,309	$6,491,578	$491,558,746	$6,655,105	$135,551,666

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,634,909	195,165	8,828,667	56,082	2,103,527
NET INVESTMENT INCOME (LOSS)	(3,634,909)	(195,165)	(8,828,667)	(56,082)	(2,103,527)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,701,692	(23,310)	8,496,379	86,116	3,372,517
Net change in unrealized gain (loss) on investments	13,123,383	234,314	79,911,376	400,652	19,305,307
NET GAIN (LOSS) ON INVESTMENTS	14,825,075	211,004	88,407,755	486,768	22,677,824

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,190,166	$15,839	$79,579,088	$430,686	$20,574,297
The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039
Net Assets	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

NET ASSETS, representing:
Accumulation units	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039
	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

Units outstanding	1,613,958	2,206,091	8,768,798	—	775,115,905

Portfolio shares held	1,450,591	2,128,703	8,079,102	—	706,277,394
Portfolio net asset value per share	$10.88	$12.82	$17.63	$—	$12.34
Investment in portfolio shares, at cost	$15,579,083	$23,265,255	$113,730,945	$—	$7,672,663,123

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	136,143	164,139	2,009,457	15,448	148,497,444
NET INVESTMENT INCOME (LOSS)	(136,143)	(164,139)	(2,009,457)	(15,448)	(148,497,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	62,561	314,013	4,074,766	393,653	2,365,382
Net change in unrealized gain (loss) on investments	(59,435)	4,026,088	17,949,390	207,125	647,191,220
NET GAIN (LOSS) ON INVESTMENTS	3,126	4,340,101	22,024,156	600,778	649,556,602

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(133,017)	$4,175,962	$20,014,699	$585,330	$501,059,158

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$—	$—	$17,609,476	$12,959,602	$5,080,781
Net Assets	$—	$—	$17,609,476	$12,959,602	$5,080,781

NET ASSETS, representing:
Accumulation units	$—	$—	$17,609,476	$12,959,602	$5,080,781
	$—	$—	$17,609,476	$12,959,602	$5,080,781

Units outstanding	—	—	1,066,271	758,443	456,931

Portfolio shares held	—	—	961,216	696,753	414,758
Portfolio net asset value per share	$—	$—	$18.32	$18.60	$12.25
Investment in portfolio shares, at cost	$—	$—	$13,960,748	$10,276,152	$4,937,958

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	4/28/2017**	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,685,205	1,868,174	138,737	96,778	164,250
NET INVESTMENT INCOME (LOSS)	(1,685,205)	(1,868,174)	(138,737)	(96,778)	(164,250)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,682,564	24,840,641	216,732	255,008	284,564
Net change in unrealized gain (loss) on investments	(21,823,812)	(15,214,461)	2,614,664	1,905,150	(85,016)
NET GAIN (LOSS) ON INVESTMENTS	13,858,752	9,626,180	2,831,396	2,160,158	199,548

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,173,547	$7,758,006	$2,692,659	$2,063,380	$35,298

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647
Net Assets	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

NET ASSETS, representing:
Accumulation units	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647
	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

Units outstanding	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477

Portfolio shares held	94,155,457	2,261,511	3,911,444	5,397,863	3,441,090
Portfolio net asset value per share	$13.75	$12.57	$13.22	$13.31	$10.87
Investment in portfolio shares, at cost	$1,069,942,099	$24,054,573	$43,170,069	$59,878,112	$34,745,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,459,146	157,964	268,975	379,869	215,082
NET INVESTMENT INCOME (LOSS)	(14,459,146)	(157,964)	(268,975)	(379,869)	(215,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,114,442	190,703	335,549	399,229	192,220
Net change in unrealized gain (loss) on investments	179,391,992	3,574,051	6,873,069	9,303,221	1,679,691
NET GAIN (LOSS) ON INVESTMENTS	181,506,434	3,764,754	7,208,618	9,702,450	1,871,911

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$167,047,288	$3,606,790	$6,939,643	$9,322,581	$1,656,829

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040
Net Assets	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

NET ASSETS, representing:
Accumulation units	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040
	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

Units outstanding	1,742,753	2,236,025	2,831,694	233,518	431,093

Portfolio shares held	1,717,750	2,188,469	2,768,425	230,632	422,512
Portfolio net asset value per share	$10.31	$13.30	$10.66	$10.26	$12.04
Investment in portfolio shares, at cost	$16,593,569	$23,684,946	$28,380,260	$2,349,149	$4,441,811

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	92,875	136,195	168,797	15,275	24,512
NET INVESTMENT INCOME (LOSS)	(92,875)	(136,195)	(168,797)	(15,275)	(24,512)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	40,905	204,484	120,725	78,643	28,040
Net change in unrealized gain (loss) on investments	1,044,132	4,719,954	851,972	(146,068)	645,387
NET GAIN (LOSS) ON INVESTMENTS	1,085,037	4,924,438	972,697	(67,425)	673,427

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$992,162	$4,788,243	$803,900	$(82,700)	$648,915

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849
Net Assets	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

NET ASSETS, representing:
Accumulation units	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849
	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

Units outstanding	498,240	25,240,844	8,158,465	278,107	116,503

Portfolio shares held	490,281	24,163,893	7,650,881	273,472	114,552
Portfolio net asset value per share	$9.62	$12.32	$10.58	$10.87	$10.71
Investment in portfolio shares, at cost	$4,725,787	$258,451,752	$80,990,262	$2,921,582	$1,199,837

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	27,491	3,277,165	2,067,649	13,263	6,002
NET INVESTMENT INCOME (LOSS)	(27,491)	(3,277,165)	(2,067,649)	(13,263)	(6,002)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,569	463,554	(1,036,255)	14,807	1,587
Net change in unrealized gain (loss) on investments	(24,499)	30,942,451	4,496,268	30,315	18,577
NET GAIN (LOSS) ON INVESTMENTS	(16,930)	31,406,005	3,460,013	45,122	20,164

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(44,421)	$28,128,840	$1,392,364	$31,859	$14,162

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158
Net Assets	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

NET ASSETS, representing:
Accumulation units	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158
	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

Units outstanding	143,741	147,412	271,371	199,251	583,227

Portfolio shares held	141,924	145,069	268,832	198,579	531,884
Portfolio net asset value per share	$9.20	$10.65	$11.19	$9.21	$12.77
Investment in portfolio shares, at cost	$1,307,122	$1,512,506	$2,710,100	$1,816,932	$6,091,473

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,943	8,330	14,148	10,827	21,115
NET INVESTMENT INCOME (LOSS)	(6,943)	(8,330)	(14,148)	(10,827)	(21,115)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	188	3,773	10,198	(775)	42,851
Net change in unrealized gain (loss) on investments	725	29,521	270,524	22,824	668,563
NET GAIN (LOSS) ON INVESTMENTS	913	33,294	280,722	22,049	711,414

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,030)	$24,964	$266,574	$11,222	$690,299

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075
Net Assets	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

NET ASSETS, representing:
Accumulation units	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075
	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

Units outstanding	608,538	319,062	1,096,903	2,990,540	790,486

Portfolio shares held	601,616	315,607	1,084,201	2,342,734	871,664
Portfolio net asset value per share	$10.02	$11.51	$12.02	$14.84	$10.62
Investment in portfolio shares, at cost	$5,873,204	$3,289,433	$11,504,475	$32,285,351	$8,934,423

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$405,065	$311,244

EXPENSES
Charges for mortality and expense risk, and
for administration	31,273	15,207	69,155	165,425	46,553
NET INVESTMENT INCOME (LOSS)	(31,273)	(15,207)	(69,155)	239,640	264,691

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	398,334	75,947
Net realized gain (loss) on shares redeemed	11,733	27,094	143,451	172,253	139,864
Net change in unrealized gain (loss) on investments	102,568	303,867	1,292,402	2,415,679	289,511
NET GAIN (LOSS) ON INVESTMENTS	114,301	330,961	1,435,853	2,986,266	505,322

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$83,028	$315,754	$1,366,698	$3,225,906	$770,013

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
ASSETS
Investment in the portfolios, at fair value	$87,630,525	$7,380,531	$2,218,951
Net Assets	$87,630,525	$7,380,531	$2,218,951

NET ASSETS, representing:
Accumulation units	$87,630,525	$7,380,531	$2,218,951
	$87,630,525	$7,380,531	$2,218,951

Units outstanding	8,867,501	546,577	222,276

Portfolio shares held	8,483,110	547,517	217,118
Portfolio net asset value per share	$10.33	$13.48	$10.22
Investment in portfolio shares, at cost	$88,194,278	$5,622,258	$2,224,174

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/3/2017*
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$65,421	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,293,782	112,615	13,436
NET INVESTMENT INCOME (LOSS)	(2,293,782)	(47,194)	(13,436)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,371,158)	227,247	92
Net change in unrealized gain (loss) on investments	6,472,532	1,994,121	(5,224)
NET GAIN (LOSS) ON INVESTMENTS	4,101,374	2,221,368	(5,132)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,807,592	$2,174,174	$(18,568)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(817,143)	$(2,029,768)	$(2,472,650)	$(156,582)	$(196,127)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,399,863	10,677,880	741,076	788,883
Net change in unrealized gain (loss) on investments	—	7,510,627	28,525,225	828,466	861,437
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(817,143)	7,880,722	36,730,455	1,412,960	1,454,193

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,066	341,031	492,862	68,666	69,763
Annuity payments	(1,076,236)	(2,176,595)	(1,214,522)	(384,542)	(335,940)
Surrenders, withdrawals and death benefits	(19,503,983)	(16,301,868)	(17,387,948)	(1,360,306)	(1,535,491)
Net transfers between other subaccounts
or fixed rate option	6,596,978	2,531,075	(4,051,691)	92,843	23,343
Miscellaneous transactions	4,378	2,647	(3,398)	383	(495)
Other charges	(117,487)	(46,474)	(146,525)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,184,284)	(15,650,184)	(22,311,222)	(1,582,956)	(1,778,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,001,427)	(7,769,462)	14,419,233	(169,996)	(324,627)

NET ASSETS
Beginning of period	96,410,894	148,549,257	162,270,550	11,278,451	14,319,345
End of period	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

Beginning units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901
Units issued	12,977,307	481,695	190,275	75,541	25,732
Units redeemed	(25,134,419)	(6,317,640)	(6,964,887)	(576,797)	(652,235)
Ending units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(3,482,600)	$6,750,571	$(44,760)	$334,779	$(818,469)
Capital gains distributions received	—	—	—	5,583,184	—
Net realized gain (loss) on shares redeemed	11,791,555	(119,244)	(195,987)	15,207,011	2,964,435
Net change in unrealized gain (loss) on investments	24,492,699	2,312,788	152,315	29,290,647	9,283,954
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,801,654	8,944,115	(88,432)	50,415,621	11,429,920

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	587,589	314,931	36,562	1,045,606	231,906
Annuity payments	(1,172,572)	(927,777)	(15,432)	(2,471,544)	(311,606)
Surrenders, withdrawals and death benefits	(24,155,666)	(15,465,175)	(371,642)	(32,874,980)	(5,113,940)
Net transfers between other subaccounts
or fixed rate option	(4,995,821)	551,974	44,791	(2,077,540)	(1,023,451)
Miscellaneous transactions	(4,859)	(2,013)	(18)	(6,385)	178
Other charges	(331,350)	(206,483)	—	(321,074)	(66,645)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,072,679)	(15,734,543)	(305,739)	(36,705,917)	(6,283,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,728,975	(6,790,428)	(394,171)	13,709,704	5,146,362

NET ASSETS
Beginning of period	231,803,088	148,803,486	3,664,511	273,087,884	52,073,305
End of period	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

Beginning units	78,961,808	31,833,690	681,242	91,196,336	22,600,017
Units issued	308,804	206,413	34,543	1,074,038	373,446
Units redeemed	(9,949,162)	(3,389,761)	(98,172)	(12,598,261)	(2,806,697)
Ending units	69,321,450	28,650,342	617,613	79,672,113	20,166,766

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,023,907)	$(809,779)	$(55,213)	$213,827	$(265,109)
Capital gains distributions received	—	—	788,060	6,152,334	3,702,967
Net realized gain (loss) on shares redeemed	22,999,497	4,663,485	545,919	3,122,094	2,490,492
Net change in unrealized gain (loss) on investments	62,663,467	2,445,307	3,138,800	(663,373)	2,001,707
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,639,057	6,299,013	4,417,566	8,824,882	7,930,057

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	641,262	67,835	28,827	90,048	135,174
Annuity payments	(1,601,512)	(430,268)	(158,184)	(583,048)	(587,979)
Surrenders, withdrawals and death benefits	(25,927,652)	(6,211,313)	(1,669,632)	(7,284,223)	(6,712,761)
Net transfers between other subaccounts
or fixed rate option	(7,311,666)	(155,632)	604,018	(1,896,063)	(1,009,752)
Miscellaneous transactions	1,734	(3,567)	66	(93)	(1,549)
Other charges	(243,956)	(10,820)	(4,100)	(13,547)	(21,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(34,441,790)	(6,743,765)	(1,199,005)	(9,686,926)	(8,198,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,197,267	(444,752)	3,218,561	(862,044)	(268,334)

NET ASSETS
Beginning of period	247,239,107	59,541,895	17,264,077	66,113,540	71,609,927
End of period	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

Beginning units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185
Units issued	458,568	290,527	804,981	75,537	25,502
Units redeemed	(10,006,751)	(1,478,554)	(1,452,002)	(2,672,516)	(2,826,863)
Ending units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824
The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(535,650)	$148,179	$(6,623)	$(746,154)	$66,761
Capital gains distributions received	507,673	—	1,190,916	2,267,601	—
Net realized gain (loss) on shares redeemed	1,316,228	(678,594)	765,604	3,231,502	1,301,104
Net change in unrealized gain (loss) on investments	11,006,265	15,183,765	1,550,280	10,079,985	471,952
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,294,516	14,653,350	3,500,177	14,832,934	1,839,817

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117,778	108,105	18,974	127,034	33,877
Annuity payments	(620,480)	(372,313)	(277,971)	(240,578)	(162,747)
Surrenders, withdrawals and death benefits	(4,911,180)	(4,517,789)	(1,727,910)	(5,340,569)	(2,418,235)
Net transfers between other subaccounts
or fixed rate option	(1,403,218)	(1,838,241)	(229,163)	(849,582)	(516,984)
Miscellaneous transactions	(672)	1,095	(250)	(103)	(407)
Other charges	(16,741)	(16,370)	(4,907)	(16,412)	(5,521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,834,513)	(6,635,513)	(2,221,227)	(6,320,210)	(3,070,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,460,003	8,017,837	1,278,950	8,512,724	(1,230,200)

NET ASSETS
Beginning of period	49,711,304	52,039,355	16,979,027	52,348,094	27,509,117
End of period	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

Beginning units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353
Units issued	140,457	48,227	75,097	221,007	147,550
Units redeemed	(2,431,216)	(2,068,648)	(770,881)	(2,035,311)	(971,735)
Ending units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(326,887)	$(598,257)	$(161,263)	$(109,082)	$(1,422,576)
Capital gains distributions received	2,290,653	—	2,056,341	464,092	—
Net realized gain (loss) on shares redeemed	(590,393)	3,739,964	(182,512)	386,377	6,986,933
Net change in unrealized gain (loss) on investments	2,832,896	7,574,729	3,024,799	1,255,477	3,317,092
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,206,269	10,716,436	4,737,365	1,996,864	8,881,449

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,413	43,830	53,496	3,652	209,585
Annuity payments	(113,659)	(429,197)	(116,775)	(25,698)	(286,255)
Surrenders, withdrawals and death benefits	(2,082,500)	(4,379,273)	(2,266,484)	(502,884)	(8,983,196)
Net transfers between other subaccounts
or fixed rate option	(175,903)	(1,414,815)	(699,713)	530,372	(2,306,912)
Miscellaneous transactions	(87)	(587)	(417)	17	(1,484)
Other charges	(6,070)	(9,930)	(5,075)	(1,459)	(225,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,362,806)	(6,189,972)	(3,034,968)	4,000	(11,593,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,843,463	4,526,464	1,702,397	2,000,864	(2,711,924)

NET ASSETS
Beginning of period	22,199,378	40,265,813	24,077,097	6,715,446	93,506,305
End of period	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

Beginning units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785
Units issued	142,902	107,491	53,304	997,029	526,194
Units redeemed	(914,449)	(2,202,623)	(1,621,744)	(1,000,082)	(4,234,136)
Ending units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,342)	$(1,643,114)	$(490,551)	$(8,474,733)	$(3,762,148)
Capital gains distributions received	95,594	—	—	—	—
Net realized gain (loss) on shares redeemed	316,513	6,819,562	670,861	12,503,854	7,519,542
Net change in unrealized gain (loss) on investments	1,944,720	14,022,323	8,538,555	42,845,304	7,137,267
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,218,485	19,198,771	8,718,865	46,874,425	10,894,661

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,242	237,659	87,089	7,962,991	9,178,695
Annuity payments	(123,965)	(546,956)	(270,849)	(348,582)	(164,177)
Surrenders, withdrawals and death benefits	(830,952)	(11,078,177)	(2,988,265)	(31,685,530)	(12,918,452)
Net transfers between other subaccounts
or fixed rate option	(27,563)	(324,598)	(399,586)	97,640,448	(676,864)
Miscellaneous transactions	71	206	(1,568)	(48,508)	(1,445)
Other charges	(28,577)	(263,335)	(76,529)	(5,901,034)	(2,102,084)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(959,744)	(11,975,201)	(3,649,708)	67,619,785	(6,684,327)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,258,741	7,223,570	5,069,157	114,494,210	4,210,334

NET ASSETS
Beginning of period	9,066,913	98,682,778	27,187,752	532,188,733	239,515,128
End of period	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

Beginning units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924
Units issued	87,146	452,255	558,429	7,564,942	1,762,372
Units redeemed	(593,217)	(4,334,633)	(2,589,727)	(3,833,003)	(2,016,903)
Ending units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(24,995,774)	$(1,930,750)	$(3,164,791)	$(2,531,018)	$(1,787,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,416,310	3,999,417	5,683,455	8,370,365	5,764,446
Net change in unrealized gain (loss) on investments	141,018,459	14,802,635	9,422,707	30,927,180	13,495,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	150,438,995	16,871,302	11,941,371	36,766,527	17,472,237

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,914,889	5,420,299	14,278,591	5,184,798	2,335,913
Annuity payments	(919,232)	(110,380)	(142,319)	(299,122)	(164,611)
Surrenders, withdrawals and death benefits	(77,449,024)	(5,631,625)	(14,261,303)	(9,612,589)	(6,807,487)
Net transfers between other subaccounts
or fixed rate option	(12,726,040)	5,400,883	6,806,851	9,943,154	975,600
Miscellaneous transactions	2,257	(1,104)	138	(2,151)	408
Other charges	(15,866,502)	(1,070,769)	(1,589,870)	(1,492,897)	(992,873)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,043,652)	4,007,304	5,092,088	3,721,193	(4,653,050)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,395,343	20,878,606	17,033,459	40,487,720	12,819,187

NET ASSETS
Beginning of period	1,487,767,353	113,488,338	202,253,508	141,143,501	106,316,957
End of period	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

Beginning units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838
Units issued	4,729,941	1,389,576	2,856,078	1,585,621	808,592
Units redeemed	(9,866,617)	(1,086,672)	(2,448,039)	(1,360,071)	(1,016,832)
Ending units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,199,770)	$(8,797,407)	$(5,410,817)	$(9,047,467)	$(6,854,314)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,096,352	15,485,648	22,318,307	3,378,533	32,318,034
Net change in unrealized gain (loss) on investments	693,018	118,481,783	54,936,586	18,655,400	93,180,513
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,589,600	125,170,024	71,844,076	12,986,466	118,644,233

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,593,808	14,006,157	11,092,329	12,846,064	7,748,406
Annuity payments	(112,706)	(511,018)	(158,550)	(237,516)	(304,138)
Surrenders, withdrawals and death benefits	(8,348,912)	(30,833,460)	(22,026,937)	(37,382,586)	(26,553,208)
Net transfers between other subaccounts
or fixed rate option	969,495	9,088,318	273,401	58,808,189	(19,665,931)
Miscellaneous transactions	4,738	861	(1,635)	(1,346)	(2,222)
Other charges	(1,175,667)	(5,231,085)	(4,581,053)	(7,168,822)	(3,930,944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,069,244)	(13,480,227)	(15,402,445)	26,863,983	(42,708,037)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,520,356	111,689,797	56,441,631	39,850,449	75,936,196

NET ASSETS
Beginning of period	139,959,945	496,877,131	411,063,140	648,214,818	390,226,357
End of period	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

Beginning units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608
Units issued	1,746,805	3,489,160	2,744,786	7,182,199	2,146,402
Units redeemed	(1,893,103)	(4,034,824)	(3,535,893)	(4,896,735)	(3,896,293)
Ending units	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,186,111)	$(5,753,065)	$(2,522,132)	$(3,814,472)	$(4,355,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,339,251	14,686,284	675,713	12,048,621	2,854,502
Net change in unrealized gain (loss) on investments	31,751,714	32,150,415	2,110,710	39,193,962	24,255,155
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,904,854	41,083,634	264,291	47,428,111	22,753,830

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,464,434	15,392,484	12,596,291	13,651,525	4,691,421
Annuity payments	(256,547)	(273,034)	(1,701,957)	(124,748)	(336,533)
Surrenders, withdrawals and death benefits	(9,015,521)	(19,908,922)	(19,513,195)	(15,488,730)	(15,766,812)
Net transfers between other subaccounts
or fixed rate option	4,794,955	14,683,951	12,865,397	9,055,395	10,972,234
Miscellaneous transactions	(631)	(4,911)	554	(1,200)	(13,975)
Other charges	(1,370,136)	(3,173,945)	(1,149,050)	(2,164,059)	(2,411,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,616,554	6,715,623	3,098,040	4,928,183	(2,864,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,521,408	47,799,257	3,362,331	52,356,294	19,889,016

NET ASSETS
Beginning of period	127,816,684	334,007,338	161,562,136	222,962,239	265,263,467
End of period	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

Beginning units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163
Units issued	1,559,032	2,877,262	4,671,615	2,361,074	4,757,881
Units redeemed	(1,305,586)	(2,437,175)	(4,337,063)	(2,036,796)	(4,972,420)
Ending units	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(176,978,676)	$(6,158,132)	$(3,497,130)	$(2,346,352)	$(25,180,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	199,558,327	14,277,562	5,030,315	467,202	31,702,455
Net change in unrealized gain (loss) on investments	1,402,620,972	72,216,608	49,715,969	2,920,202	168,469,134
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,425,200,623	80,336,038	51,249,154	1,041,052	174,991,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	281,106,012	14,153,039	1,587,207	8,476,562	39,381,977
Annuity payments	(3,215,494)	(285,442)	(73,913)	(20,753)	(1,912,946)
Surrenders, withdrawals and death benefits	(516,125,486)	(22,118,441)	(11,859,887)	(8,965,819)	(76,256,411)
Net transfers between other subaccounts
or fixed rate option	24,165,484	19,287,837	27,904,881	17,265,300	(2,937,310)
Miscellaneous transactions	12,681	1,598	(1,785)	(66)	(314)
Other charges	(122,392,756)	(3,794,443)	(1,988,661)	(1,861,488)	(17,448,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(336,449,559)	7,244,148	15,567,842	14,893,736	(59,173,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,088,751,064	87,580,186	66,816,996	15,934,788	115,817,604

NET ASSETS
Beginning of period	10,599,349,559	360,344,162	178,123,623	172,269,737	1,510,961,842
End of period	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

Beginning units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258
Units issued	20,485,535	3,603,684	3,411,678	3,264,096	5,516,626
Units redeemed	(39,115,411)	(3,109,504)	(2,157,355)	(1,789,009)	(10,090,345)
Ending units	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,189,100)	$(54,850,471)	$(116,995,442)	$(73,694,953)	$(56,238,173)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	181,555,004	69,810,708	194,137,316	120,360,779	66,050,393
Net change in unrealized gain (loss) on investments	1,210,544,411	313,234,522	837,950,941	311,469,275	474,565,143
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,253,910,315	328,194,759	915,092,815	358,135,101	484,377,363

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	287,028,278	30,337,194	229,549,662	96,337,878	116,944,324
Annuity payments	(2,116,872)	(1,517,091)	(6,468,348)	(3,843,650)	(985,007)
Surrenders, withdrawals and death benefits	(396,176,382)	(171,368,817)	(392,084,709)	(297,829,155)	(163,955,730)
Net transfers between other subaccounts
or fixed rate option	247,336,469	82,693,460	(15,727,870)	266,752,861	2,570,020
Miscellaneous transactions	(20,884)	(13,854)	(22,470)	52,388	(4,956)
Other charges	(83,690,433)	(30,490,399)	(72,618,671)	(43,002,110)	(38,624,501)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,360,176	(90,359,507)	(257,372,406)	18,468,212	(84,055,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,306,270,491	237,835,252	657,720,409	376,603,313	400,321,513

NET ASSETS
Beginning of period	7,757,048,134	3,099,702,431	7,082,881,507	4,238,526,630	3,336,732,284
End of period	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

Beginning units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644
Units issued	36,644,204	18,804,117	19,178,570	40,822,330	11,068,531
Units redeemed	(30,446,911)	(25,657,409)	(33,974,503)	(36,574,069)	(16,063,084)
Ending units	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(189,687,791)	$(103,205,489)	$(11,557,206)	$(2,458,435)	$(3,655,765)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,699,652	151,763,120	42,582,216	—	10,902,475
Net change in unrealized gain (loss) on investments	1,628,456,662	865,611,604	188,363,892	—	38,659,102
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,571,468,523	914,169,235	219,388,902	(2,458,435)	45,905,812

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	292,796,780	128,817,569	30,432,585	30,041,556	8,031,442
Annuity payments	(1,993,143)	(2,547,634)	(615,646)	(266,776)	(99,201)
Surrenders, withdrawals and death benefits	(540,086,363)	(303,762,527)	(46,416,656)	(718,641,336)	(14,313,672)
Net transfers between other subaccounts
or fixed rate option	5,636,569,975	(27,207,938)	35,858,162	663,327,255	12,676,322
Miscellaneous transactions	(3,386)	(13,369)	(4,713)	(10,073)	(890)
Other charges	(131,232,696)	(69,920,100)	(6,265,903)	(1,250,200)	(1,913,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,256,051,167	(274,633,999)	12,987,829	(26,799,574)	4,380,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,827,519,690	639,535,236	232,376,731	(29,258,009)	50,286,794

NET ASSETS
Beginning of period	7,626,845,023	6,167,028,676	601,543,518	229,530,584	205,700,199
End of period	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

Beginning units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718
Units issued	388,634,766	10,203,154	5,456,765	34,561,190	2,058,145
Units redeemed	(45,400,230)	(26,350,525)	(4,557,267)	(37,605,910)	(1,783,673)
Ending units	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,063,367)	$(2,025,361)	$(2,777,815)	$(33,151,053)	$(11,118,562)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,119,726	2,357,181	9,937,723	20,223,486	6,817,878
Net change in unrealized gain (loss) on investments	59,621,413	25,020,362	60,000,996	73,276,762	33,920,306
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,677,772	25,352,182	67,160,904	60,349,195	29,619,622

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,488,253	5,390,732	8,061,493	22,795	13,683,028
Annuity payments	(1,745,034)	(72,222)	(33,761)	(221,771)	(1,752,418)
Surrenders, withdrawals and death benefits	(108,112,964)	(8,394,158)	(10,653,724)	(99,836,724)	(49,469,516)
Net transfers between other subaccounts
or fixed rate option	156,359,671	6,917,503	10,830,196	(1,649,859,719)	122,377,493
Miscellaneous transactions	317	704	(1,437)	14,412	(4,990)
Other charges	(15,463,880)	(1,026,001)	(2,726,610)	(23,484,631)	(6,371,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,526,363	2,816,558	5,476,157	(1,773,365,638)	78,461,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,204,135	28,168,740	72,637,061	(1,713,016,443)	108,081,608

NET ASSETS
Beginning of period	1,625,407,883	119,787,625	196,951,749	2,963,395,558	615,289,540
End of period	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

Beginning units	143,733,741	11,324,340	17,977,289	229,222,428	50,539,798
Units issued	17,467,858	1,797,172	3,449,678	63,062,195	12,529,102
Units redeemed	(13,269,432)	(1,638,524)	(3,209,040)	(200,341,806)	(6,216,965)
Ending units	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,372,913)	$(229,802)	$(1,209,492)	$(3,443,264)	$(5,205,145)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	748,241	82,444	1,548,728	3,222,992	15,972,862
Net change in unrealized gain (loss) on investments	(350,682)	16,149	6,211,818	44,707,417	23,261,770
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(975,354)	(131,209)	6,551,054	44,487,145	34,029,487

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,464,603	2,261,311	12,304,928
Annuity payments	—	—	(10,021)	(152,969)	(296,650)
Surrenders, withdrawals and death benefits	(13,640,372)	(1,924,320)	(4,371,975)	(10,405,248)	(18,540,187)
Net transfers between other subaccounts
or fixed rate option	42,427,435	(1,161,241)	3,569,374	33,834,595	16,056,922
Miscellaneous transactions	(672)	(105)	208	(499)	(1,387)
Other charges	(35,053)	(4,938)	(688,991)	(2,165,194)	(3,074,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,751,338	(3,090,604)	(36,802)	23,371,996	6,448,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,775,984	(3,221,813)	6,514,252	67,859,141	40,478,208

NET ASSETS
Beginning of period	60,356,622	12,094,158	71,984,180	172,459,595	314,315,308
End of period	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

Beginning units	5,248,240	1,014,457	4,912,337	19,509,330	15,081,499
Units issued	4,019,012	50,827	818,933	5,540,527	2,924,140
Units redeemed	(1,434,373)	(310,584)	(817,920)	(3,184,357)	(2,485,418)
Ending units	7,832,879	754,700	4,913,350	21,865,500	15,520,221

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(28,263,240)	$(64,052,981)	$(37,706,532)	$(33,577,929)	$(5,719)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,014,897,665	63,773,804	38,412,419	29,624,224	23,380
Net change in unrealized gain (loss) on investments	(773,872,702)	560,314,925	336,068,961	216,531,951	59,743
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	212,761,723	560,035,748	336,774,848	212,578,246	77,404

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	35,523,128	106,644,068	105,687,953	67,152,085	—
Annuity payments	(363,070)	(671,902)	(307,720)	(577,223)	—
Surrenders, withdrawals and death benefits	(73,112,976)	(182,571,367)	(95,198,072)	(98,075,414)	(61,090)
Net transfers between other subaccounts
or fixed rate option	(5,437,687,414)	25,693,821	50,262,713	380,487,920	(59,691)
Miscellaneous transactions	(1,894)	1,108	(1,316)	125	—
Other charges	(19,677,589)	(47,912,483)	(26,811,579)	(24,903,159)	(3,215)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,495,319,815)	(98,816,755)	33,631,979	324,084,334	(123,996)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,282,558,092)	461,218,993	370,406,827	536,662,580	(46,592)

NET ASSETS
Beginning of period	5,282,558,092	3,900,807,598	2,207,521,959	1,819,141,720	566,552
End of period	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

Beginning units	371,620,414	310,670,767	161,567,047	149,330,877	24,640
Units issued	6,701,396	11,754,372	11,796,909	39,063,757	6,257
Units redeemed	(378,321,810)	(18,104,102)	(8,366,177)	(11,522,799)	(11,665)
Ending units	—	304,321,037	164,997,779	176,871,835	19,232

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,433)	$(10,332)	$(24,686)	$(5,343)	$(9,040)
Capital gains distributions received	10,895	—	111,608	—	59,461
Net realized gain (loss) on shares redeemed	25,563	55,712	98,215	30,062	11,741
Net change in unrealized gain (loss) on investments	65,670	127,809	131,949	89,582	36,937
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,695	173,189	317,086	114,301	99,099

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,545	15,677	11,980	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,719)	(153,578)	(159,337)	(13,685)	(73,872)
Net transfers between other subaccounts
or fixed rate option	(171,291)	395,341	15,674	301,832	68,377
Miscellaneous transactions	(589)	(62)	(396)	—	—
Other charges	(7,122)	(9,185)	(14,277)	(4,584)	(5,344)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(199,721)	244,061	(142,659)	295,543	(10,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,026)	417,250	174,427	409,844	88,260

NET ASSETS
Beginning of period	878,024	834,278	1,697,616	399,398	557,065
End of period	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

Beginning units	48,679	70,169	82,182	23,130	31,628
Units issued	9,600	44,691	14,512	24,235	7,799
Units redeemed	(20,144)	(27,910)	(20,645)	(9,224)	(7,837)
Ending units	38,135	86,950	76,049	38,141	31,590

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,804)	$(2,083)	$(7,873)	$(3,423)	$4,028
Capital gains distributions received	28,467	14,895	66,426	3,030	6,945
Net realized gain (loss) on shares redeemed	19,329	35,761	22,044	12,934	14,854
Net change in unrealized gain (loss) on investments	(3,391)	(29,504)	7,137	18,733	(30,239)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	39,601	19,069	87,734	31,274	(4,412)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	31,451	12,600	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,122)	(179,180)	(128,244)	(91,522)	(13,659)
Net transfers between other subaccounts
or fixed rate option	(22,559)	(32,153)	(1,237)	164,495	(105,165)
Miscellaneous transactions	(3)	(252)	—	—	52
Other charges	(3,818)	(2,271)	(5,743)	(2,653)	(812)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(56,502)	(213,856)	(103,773)	82,920	(119,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,901)	(194,787)	(16,039)	114,194	(123,996)

NET ASSETS
Beginning of period	487,177	446,045	825,233	240,194	248,321
End of period	$470,276	$251,258	$809,194	$354,388	$124,325

Beginning units	27,501	32,649	39,140	13,026	15,850
Units issued	12,066	13,914	11,554	12,144	2,923
Units redeemed	(14,966)	(29,352)	(15,760)	(8,166)	(9,327)
Ending units	24,601	17,211	34,934	17,004	9,446

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

OPERATIONS
Net investment income (loss)	$5,851	$(15,192)	$(3,298)	$(486,104)	$(3,038,701)
Capital gains distributions received	21,138	43,678	—	—	—
Net realized gain (loss) on shares redeemed	46,050	79,033	41,917	23,505,324	9,625,807
Net change in unrealized gain (loss) on investments	(14,236)	116,982	61,713	(19,824,682)	50,606,197
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	58,803	224,501	100,332	3,194,538	57,193,303

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,000	—	—	1,213,985	8,274,558
Annuity payments	—	—	—	(5,168)	(345,690)
Surrenders, withdrawals and death benefits	(45,591)	(124,159)	(17,776)	(1,693,720)	(11,575,011)
Net transfers between other subaccounts
or fixed rate option	(246,495)	(85,186)	(137,310)	(90,912,840)	14,315,422
Miscellaneous transactions	(508)	(1)	(1)	497	(3,057)
Other charges	(4,705)	(7,994)	(6,831)	(272,968)	(1,810,313)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(291,299)	(217,340)	(161,918)	(91,670,214)	8,855,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,496)	7,161	(61,586)	(88,475,676)	66,049,212

NET ASSETS
Beginning of period	807,013	1,017,622	942,477	88,475,676	164,028,781
End of period	$574,517	$1,024,783	$880,891	$—	$230,077,993

Beginning units	51,008	60,211	65,291	5,536,066	9,078,252
Units issued	6,623	8,033	3,713	496,638	2,070,861
Units redeemed	(22,880)	(18,805)	(13,298)	(6,032,704)	(1,582,780)
Ending units	34,751	49,439	55,706	—	9,566,333

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(317,248)	$(1,117,957)	$(1,485,950)	$3,819	$(12,089)
Capital gains distributions received	—	—	—	—	26,140
Net realized gain (loss) on shares redeemed	403,753	2,047,979	1,514,115	1,111	9,951
Net change in unrealized gain (loss) on investments	(202,397)	(1,589,239)	(354,439)	48,321	213,821
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(115,892)	(659,217)	(326,274)	53,251	237,823

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	3,000	—
Annuity payments	—	(14,513)	(33,678)	—	—
Surrenders, withdrawals and death benefits	(2,344,884)	(4,187,133)	(8,057,083)	(14,035)	(22,974)
Net transfers between other subaccounts
or fixed rate option	(7,349,245)	(63,669,240)	(19,462,714)	734	(34,494)
Miscellaneous transactions	49	1,086	620	—	25
Other charges	(6,140)	(37,628)	(41,298)	(703)	(2,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,700,220)	(67,907,428)	(27,594,153)	(11,004)	(60,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,816,112)	(68,566,645)	(27,920,427)	42,247	177,769

NET ASSETS
Beginning of period	18,823,994	70,432,053	76,946,121	237,488	750,391
End of period	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

Beginning units	1,552,462	6,458,633	6,205,994	15,163	246,748
Units issued	28,948	17,646	235,224	455	649
Units redeemed	(826,715)	(6,305,169)	(2,428,155)	(1,097)	(17,578)
Ending units	754,695	171,110	4,013,063	14,521	229,819

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(6,961)	$(1,060,063)	$(14,316,078)	$(29,906,023)	$(11,524)
Capital gains distributions received	12,059	—	—	—	121,631
Net realized gain (loss) on shares redeemed	14,271	827,043	19,713,127	33,719,973	31,845
Net change in unrealized gain (loss) on investments	66,439	87,832	144,158,672	190,871,692	111,527
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	85,808	(145,188)	149,555,721	194,685,642	253,479

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	136,830,186	81,135,592	—
Annuity payments	—	—	(27,072)	(2,364,147)	—
Surrenders, withdrawals and death benefits	(49,272)	(4,649,056)	(72,041,861)	(96,595,882)	(78,310)
Net transfers between other subaccounts
or fixed rate option	(22,302)	(21,254,990)	23,381,130	2,245,325	(21,778)
Miscellaneous transactions	(22)	(552)	66,262	10,417	—
Other charges	(466)	(35,600)	(1,525,220)	(19,289,580)	(2,119)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(72,062)	(25,940,198)	86,683,425	(34,858,275)	(102,207)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,746	(26,085,386)	236,239,146	159,827,367	151,272

NET ASSETS
Beginning of period	389,391	62,227,719	867,292,614	1,812,804,594	1,419,339
End of period	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

Beginning units	21,863	5,334,309	67,998,532	159,342,936	78,706
Units issued	17	245,725	11,052,777	8,631,650	124
Units redeemed	(3,600)	(2,455,428)	(4,804,043)	(11,525,287)	(5,428)
Ending units	18,280	3,124,606	74,247,266	156,449,299	73,402

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(3,634,909)	$(195,165)	$(8,828,667)	$(56,082)	$(2,103,527)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,701,692	(23,310)	8,496,379	86,116	3,372,517
Net change in unrealized gain (loss) on investments	13,123,383	234,314	79,911,376	400,652	19,305,307
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,190,166	15,839	79,579,088	430,686	20,574,297

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,715,147	—	37,385,895	1,428,481	10,143,173
Annuity payments	(86,078)	—	(91,395)	—	(13,172)
Surrenders, withdrawals and death benefits	(17,135,037)	(1,602,361)	(28,350,582)	(376,624)	(8,083,074)
Net transfers between other subaccounts
or fixed rate option	40,559,167	(4,161,916)	20,478,342	948,498	30,571,496
Miscellaneous transactions	(186)	—	(4,078)	(24)	(487)
Other charges	(2,865,706)	(5,272)	(6,977,840)	(19,514)	(1,199,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	33,187,307	(5,769,549)	22,440,342	1,980,817	31,418,467

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,377,473	(5,753,710)	102,019,430	2,411,503	51,992,764

NET ASSETS
Beginning of period	250,514,242	12,900,729	526,895,616	4,761,643	114,425,227
End of period	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

Beginning units	23,109,898	1,278,693	43,064,173	477,807	7,262,169
Units issued	5,945,802	77,911	5,273,008	297,682	3,267,174
Units redeemed	(2,941,489)	(647,295)	(3,428,036)	(114,862)	(1,399,744)
Ending units	26,114,211	709,309	44,909,145	660,627	9,129,599

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

OPERATIONS
Net investment income (loss)	$(136,143)	$(164,139)	$(2,009,457)	$(15,448)	$(148,497,444)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	62,561	314,013	4,074,766	393,653	2,365,382
Net change in unrealized gain (loss) on investments	(59,435)	4,026,088	17,949,390	207,125	647,191,220
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(133,017)	4,175,962	20,014,699	585,330	501,059,158

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	5,515,643	6,655,837	354,253	1,700,066,752
Annuity payments	—	—	(87,335)	—	(295,518)
Surrenders, withdrawals and death benefits	(3,558,735)	(1,119,991)	(8,197,774)	(227,038)	(408,496,632)
Net transfers between other subaccounts
or fixed rate option	17,192,057	12,912,362	13,597,030	(5,117,256)	15,375,182
Miscellaneous transactions	16	400	1,647	99	81,261
Other charges	(1,846)	(59,852)	(1,129,100)	(5,861)	(1,053,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,631,492	17,248,562	10,840,305	(4,995,803)	1,305,677,809

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,498,475	21,424,524	30,855,004	(4,410,473)	1,806,736,967

NET ASSETS
Beginning of period	2,283,950	5,865,446	111,579,556	4,410,473	6,908,726,072
End of period	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

Beginning units	231,276	636,365	8,006,604	523,530	655,377,516
Units issued	1,767,421	1,835,897	2,579,500	96,117	123,913,254
Units redeemed	(384,739)	(266,171)	(1,817,306)	(619,647)	(4,174,865)
Ending units	1,613,958	2,206,091	8,768,798	—	775,115,905

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	4/28/2017**	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,685,205)	$(1,868,174)	$(138,737)	$(96,778)	$(164,250)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,682,564	24,840,641	216,732	255,008	284,564
Net change in unrealized gain (loss) on investments	(21,823,812)	(15,214,461)	2,614,664	1,905,150	(85,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,173,547	7,758,006	2,692,659	2,063,380	35,298

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,047,330	9,374,837	4,515,307	2,143,963	—
Annuity payments	(69,481)	(120,163)	—	—	—
Surrenders, withdrawals and death benefits	(4,247,249)	(13,963,427)	(430,681)	(413,322)	(2,060,077)
Net transfers between other subaccounts
or fixed rate option	(350,561,929)	(383,803,859)	1,000,943	659,789	(4,384,282)
Miscellaneous transactions	(72)	1,715	(10,124)	(20,097)	(2,114)
Other charges	(1,407,215)	(1,457,606)	(45,309)	(41,552)	(2,826)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(341,238,616)	(389,968,503)	5,030,136	2,328,781	(6,449,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(329,065,069)	(382,210,497)	7,722,795	4,392,161	(6,414,001)

NET ASSETS
Beginning of period	329,065,069	382,210,497	9,886,681	8,567,441	11,494,782
End of period	$—	$—	$17,609,476	$12,959,602	$5,080,781

Beginning units	29,655,807	37,614,800	711,832	603,848	1,025,175
Units issued	2,222,322	1,833,454	436,963	261,405	237,486
Units redeemed	(31,878,129)	(39,448,254)	(82,524)	(106,810)	(805,730)
Ending units	—	—	1,066,271	758,443	456,931

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,459,146)	$(157,964)	$(268,975)	$(379,869)	$(215,082)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,114,442	190,703	335,549	399,229	192,220
Net change in unrealized gain (loss) on investments	179,391,992	3,574,051	6,873,069	9,303,221	1,679,691
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	167,047,288	3,606,790	6,939,643	9,322,581	1,656,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	288,333,981	3,718,648	9,501,690	12,470,665	7,518,431
Annuity payments	(27,497)	—	—	—	—
Surrenders, withdrawals and death benefits	(19,466,413)	(789,823)	(1,438,142)	(1,914,815)	(1,662,711)
Net transfers between other subaccounts
or fixed rate option	96,864,453	927,055	1,835,432	(7,002)	384,338
Miscellaneous transactions	3,367	(707)	753	(9)	610
Other charges	(13,103,167)	(147,544)	(250,192)	(356,225)	(207,025)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	352,604,724	3,707,629	9,649,541	10,192,614	6,033,643

TOTAL INCREASE (DECREASE) IN NET ASSETS	519,652,012	7,314,419	16,589,184	19,515,195	7,690,472

NET ASSETS
Beginning of period	774,985,523	21,112,773	35,120,107	52,330,363	29,714,175
End of period	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

Beginning units	70,774,574	1,991,749	3,210,941	4,706,386	2,927,748
Units issued	29,871,443	473,781	1,037,037	1,159,013	925,540
Units redeemed	(1,082,368)	(153,561)	(238,196)	(307,186)	(358,811)
Ending units	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(92,875)	$(136,195)	$(168,797)	$(15,275)	$(24,512)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	40,905	204,484	120,725	78,643	28,040
Net change in unrealized gain (loss) on investments	1,044,132	4,719,954	851,972	(146,068)	645,387
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	992,162	4,788,243	803,900	(82,700)	648,915

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,392,264	6,318,210	6,491,049	595,879	1,608,324
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(863,555)	(805,175)	(1,770,577)	(90,139)	(154,609)
Net transfers between other subaccounts
or fixed rate option	852,383	1,106,707	700,147	(1,119,337)	(22,484)
Miscellaneous transactions	103	(3,561)	1,315	(131)	—
Other charges	(89,807)	(125,858)	(163,355)	(14,422)	(22,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,291,388	6,490,323	5,258,579	(628,150)	1,409,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,283,550	11,278,566	6,062,479	(710,850)	2,057,940

NET ASSETS
Beginning of period	13,426,454	17,828,074	23,448,932	3,077,138	3,029,100
End of period	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

Beginning units	1,414,258	1,691,227	2,323,837	293,242	303,282
Units issued	446,078	672,734	873,428	81,289	174,716
Units redeemed	(117,583)	(127,936)	(365,571)	(141,013)	(46,905)
Ending units	1,742,753	2,236,025	2,831,694	233,518	431,093

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,491)	$(3,277,165)	$(2,067,649)	$(13,263)	$(6,002)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,569	463,554	(1,036,255)	14,807	1,587
Net change in unrealized gain (loss) on investments	(24,499)	30,942,451	4,496,268	30,315	18,577
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(44,421)	28,128,840	1,392,364	31,859	14,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,196,415	83,559,430	—	2,152,069	366,971
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(266,332)	(2,985,098)	(12,721,274)	(119,248)	(18,413)
Net transfers between other subaccounts
or fixed rate option	(263,359)	24,194,251	(30,169,454)	(538,437)	73,656
Miscellaneous transactions	59	1,039	950	(102)	141
Other charges	(26,220)	(3,001,402)	(38,237)	(11,690)	(5,654)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	640,563	101,768,220	(42,928,015)	1,482,592	416,701

TOTAL INCREASE (DECREASE) IN NET ASSETS	596,142	129,897,060	(41,535,651)	1,514,451	430,863

NET ASSETS
Beginning of period	4,120,360	167,802,105	122,481,970	1,458,188	795,986
End of period	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

Beginning units	432,120	16,089,536	12,369,597	139,053	76,718
Units issued	178,691	9,528,461	5,291,798	246,441	51,175
Units redeemed	(112,571)	(377,153)	(9,502,930)	(107,387)	(11,390)
Ending units	498,240	25,240,844	8,158,465	278,107	116,503

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(6,943)	$(8,330)	$(14,148)	$(10,827)	$(21,115)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	188	3,773	10,198	(775)	42,851
Net change in unrealized gain (loss) on investments	725	29,521	270,524	22,824	668,563
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,030)	24,964	266,574	11,222	690,299

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,632	258,179	911,545	436,410	3,690,139
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35,959)	(64,129)	(63,649)	(61,578)	(97,514)
Net transfers between other subaccounts
or fixed rate option	122,097	(88,110)	423,266	126,941	731,276
Miscellaneous transactions	83	959	43	(18)	(513)
Other charges	(6,547)	(7,594)	(12,424)	(10,036)	(18,591)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	421,306	99,305	1,258,781	491,719	4,304,797

TOTAL INCREASE (DECREASE) IN NET ASSETS	415,276	124,269	1,525,355	502,941	4,995,096

NET ASSETS
Beginning of period	890,428	1,420,711	1,482,879	1,325,975	1,797,062
End of period	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

Beginning units	97,386	137,880	150,555	145,299	191,377
Units issued	56,849	47,345	136,147	75,949	434,577
Units redeemed	(10,494)	(37,813)	(15,331)	(21,997)	(42,727)
Ending units	143,741	147,412	271,371	199,251	583,227
The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(31,273)	$(15,207)	$(69,155)	$239,640	$264,691
Capital gains distributions received	—	—	—	398,334	75,947
Net realized gain (loss) on shares redeemed	11,733	27,094	143,451	172,253	139,864
Net change in unrealized gain (loss) on investments	102,568	303,867	1,292,402	2,415,679	289,511
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,028	315,754	1,366,698	3,225,906	770,013

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,667,796	2,156,150	4,250,426	11,698,791	3,350,169
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(206,536)	(414,640)	(412,509)	(657,297)	(1,157,678)
Net transfers between other subaccounts
or fixed rate option	662,788	389,644	556,819	17,663	721,132
Miscellaneous transactions	(328)	(37)	(160)	1,061	744
Other charges	(29,514)	(13,785)	(64,030)	(150,789)	(41,694)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,094,206	2,117,332	4,330,546	10,909,429	2,872,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,177,234	2,433,086	5,697,244	14,135,335	3,642,686

NET ASSETS
Beginning of period	3,850,955	1,199,547	7,334,856	20,630,840	5,614,389
End of period	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

Beginning units	396,193	119,550	697,714	2,005,555	530,572
Units issued	256,179	239,779	537,694	1,276,909	415,279
Units redeemed	(43,834)	(40,267)	(138,505)	(291,924)	(155,365)
Ending units	608,538	319,062	1,096,903	2,990,540	790,486

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/3/2017*
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,293,782)	$(47,194)	$(13,436)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,371,158)	227,247	92
Net change in unrealized gain (loss) on investments	6,472,532	1,994,121	(5,224)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,807,592	2,174,174	(18,568)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	25,739	—
Annuity payments	—	(70,172)	—
Surrenders, withdrawals and death benefits	(15,863,811)	(944,272)	(17,752)
Net transfers between other subaccounts
or fixed rate option	(32,938,719)	524,755	2,255,509
Miscellaneous transactions	3,647	323	—
Other charges	(50,536)	(25,956)	(238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(48,849,419)	(489,583)	2,237,519

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,041,827)	1,684,591	2,218,951

NET ASSETS
Beginning of period	134,672,352	5,695,940	—
End of period	$87,630,525	$7,380,531	$2,218,951

Beginning units	13,680,240	585,415	—
Units issued	6,263,872	73,510	251,409
Units redeemed	(11,076,611)	(112,348)	(29,133)
Ending units	8,867,501	546,577	222,276

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,415,982)	$(2,204,243)	$(2,349,213)	$(159,895)	$(208,183)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,962,348	6,599,432	590,054	813,920
Net change in unrealized gain (loss) on investments	—	6,906,494	(1,236,079)	355,892	234,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,415,982)	6,664,599	3,014,140	786,051	840,388

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,153,713	955,460	414,880	19,928	44,537
Annuity payments	(2,203,915)	(1,318,525)	(881,938)	(67,962)	(229,470)
Surrenders, withdrawals and death benefits	(13,984,325)	(18,117,025)	(16,094,372)	(1,143,647)	(1,617,550)
Net transfers between other subaccounts
or fixed rate option	5,783,429	517,542	(2,505,288)	(512,238)	(388,008)
Miscellaneous transactions	24,107	(1,739)	285	79	400
Other charges	(131,534)	(45,086)	(155,682)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,358,525)	(18,009,373)	(19,222,115)	(1,703,840)	(2,190,091)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,774,507)	(11,344,774)	(16,207,975)	(917,789)	(1,349,703)

NET ASSETS
Beginning of period	107,185,401	159,894,031	178,478,525	12,196,240	15,669,048
End of period	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345

Beginning units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761
Units issued	14,510,027	766,733	288,016	30,511	34,589
Units redeemed	(22,247,217)	(7,676,573)	(7,123,316)	(630,876)	(871,449)
Ending units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,375,020)	$7,405,697	$(49,055)	$988,392	$(781,840)
Capital gains distributions received	—	—	—	13,200,123	—
Net realized gain (loss) on shares redeemed	7,087,142	(1,958,636)	(233,985)	10,996,202	1,800,923
Net change in unrealized gain (loss) on investments	16,797,157	14,811,655	1,048,354	917,248	415,856
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,509,279	20,258,716	765,314	26,101,965	1,434,939

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,200,741	604,172	20,000	909,610	162,345
Annuity payments	(1,640,060)	(1,060,435)	(16,726)	(1,337,768)	(256,392)
Surrenders, withdrawals and death benefits	(22,689,755)	(17,765,247)	(414,161)	(26,262,963)	(4,301,241)
Net transfers between other subaccounts
or fixed rate option	(3,594,263)	(3,118,449)	(85,370)	(3,079,316)	(1,176,558)
Miscellaneous transactions	(374)	(6,370)	(1,626)	(2,226)	(387)
Other charges	(346,259)	(221,739)	—	(345,015)	(69,085)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,069,970)	(21,568,068)	(497,883)	(30,117,678)	(5,641,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,560,691)	(1,309,352)	267,431	(4,015,713)	(4,206,379)

NET ASSETS
Beginning of period	238,363,779	150,112,838	3,397,080	277,103,597	56,279,684
End of period	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305

Beginning units	88,795,261	36,941,514	780,775	101,975,273	25,079,500
Units issued	1,030,494	363,366	10,339	2,140,150	302,709
Units redeemed	(10,863,947)	(5,471,190)	(109,872)	(12,919,087)	(2,782,192)
Ending units	78,961,808	31,833,690	681,242	91,196,336	22,600,017

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,729,468)	$(749,011)	$(62,267)	$578,507	$(472,755)
Capital gains distributions received	—	—	633,751	6,119,764	4,918,295
Net realized gain (loss) on shares redeemed	18,006,727	3,488,108	194,971	2,053,725	2,743,348
Net change in unrealized gain (loss) on investments	(21,795,481)	9,477,839	(635,256)	1,413,941	(1,017,767)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,518,222)	12,216,936	131,199	10,165,937	6,171,121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	858,901	83,522	21,091	160,150	239,454
Annuity payments	(2,384,828)	(405,953)	(64,618)	(492,171)	(1,216,995)
Surrenders, withdrawals and death benefits	(24,814,005)	(4,957,581)	(1,283,138)	(5,010,499)	(7,272,870)
Net transfers between other subaccounts
or fixed rate option	(5,916,854)	(1,187,683)	(124,436)	(331,061)	(1,481,502)
Miscellaneous transactions	(5,483)	1,669	(2,874)	1,806	(825)
Other charges	(268,902)	(13,573)	(4,830)	(16,779)	(31,177)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,531,171)	(6,479,599)	(1,458,805)	(5,688,554)	(9,763,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,049,393)	5,737,337	(1,327,606)	4,477,383	(3,592,794)

NET ASSETS
Beginning of period	287,288,500	53,804,558	18,591,683	61,636,157	75,202,721
End of period	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927

Beginning units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742
Units issued	863,422	274,055	382,014	328,669	64,994
Units redeemed	(11,400,413)	(1,650,899)	(1,235,512)	(2,143,619)	(3,761,551)
Ending units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(452,830)	$1,963,289	$(105,876)	$(740,446)	$87,834
Capital gains distributions received	3,230,319	1,484,018	1,718,686	3,283,816	—
Net realized gain (loss) on shares redeemed	510,837	(1,718,607)	751,686	2,726,016	980,734
Net change in unrealized gain (loss) on investments	(3,837,072)	(6,554,254)	(1,160,657)	(4,774,216)	3,349,662
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(548,746)	(4,825,554)	1,203,839	495,170	4,418,230

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	354,287	243,449	22,163	202,300	64,148
Annuity payments	(274,176)	(412,718)	(155,562)	(285,146)	(112,131)
Surrenders, withdrawals and death benefits	(6,048,682)	(4,775,401)	(1,660,214)	(5,449,510)	(2,382,973)
Net transfers between other subaccounts
or fixed rate option	(820,737)	(134,198)	(545,399)	(1,295,958)	547,941
Miscellaneous transactions	1,018	2,884	1,056	2,423	(786)
Other charges	(20,524)	(19,333)	(5,384)	(19,159)	(6,383)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,808,814)	(5,095,317)	(2,343,340)	(6,845,050)	(1,890,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,357,560)	(9,920,871)	(1,139,501)	(6,349,880)	2,528,046

NET ASSETS
Beginning of period	57,068,864	61,960,226	18,118,528	58,697,974	24,981,071
End of period	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117

Beginning units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414
Units issued	248,752	180,892	103,571	126,686	504,663
Units redeemed	(2,845,617)	(2,046,972)	(968,297)	(2,480,463)	(1,106,724)
Ending units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(318,647)	$(582,403)	$(38,177)	$(99,934)	$(1,351,893)
Capital gains distributions received	2,698,926	—	3,467,792	837,523	—
Net realized gain (loss) on shares redeemed	(978,975)	2,972,806	(473,805)	500,861	5,110,328
Net change in unrealized gain (loss) on investments	(840,012)	(2,503,299)	(691,676)	(1,237,826)	14,661,874
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	561,292	(112,896)	2,264,134	624	18,420,309

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	43,495	46,606	14,168	7,511	390,407
Annuity payments	(225,507)	(135,731)	(139,434)	(30,250)	(336,731)
Surrenders, withdrawals and death benefits	(2,098,059)	(3,963,044)	(2,120,193)	(1,129,740)	(7,477,077)
Net transfers between other subaccounts
or fixed rate option	(787,445)	(2,103,525)	(1,199,526)	(212,064)	(2,979,735)
Miscellaneous transactions	(1,251)	(606)	(23)	209	(4,200)
Other charges	(8,522)	(11,302)	(5,964)	(1,563)	(227,581)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,077,289)	(6,167,602)	(3,450,972)	(1,365,897)	(10,634,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,515,997)	(6,280,498)	(1,186,838)	(1,365,273)	7,785,392

NET ASSETS
Beginning of period	24,715,375	46,546,311	25,263,935	8,080,719	85,720,913
End of period	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305

Beginning units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793
Units issued	62,136	65,099	38,794	596,329	602,509
Units redeemed	(1,250,424)	(2,537,060)	(2,197,706)	(1,864,881)	(4,633,517)
Ending units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(123,217)	$(1,601,742)	$(464,087)	$(7,074,370)	$(3,657,305)
Capital gains distributions received	609,785	—	—	—	—
Net realized gain (loss) on shares redeemed	240,680	5,277,354	(121,188)	8,088,537	15,007,114
Net change in unrealized gain (loss) on investments	(886,719)	(1,252,250)	(986,398)	44,272,220	(7,087,497)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,471)	2,423,362	(1,571,673)	45,286,387	4,262,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	50,846	593,226	52,855	9,059,252	9,370,150
Annuity payments	(19,837)	(507,539)	(65,316)	(67,674)	(126,901)
Surrenders, withdrawals and death benefits	(747,373)	(9,113,239)	(2,434,916)	(20,162,785)	(10,211,086)
Net transfers between other subaccounts
or fixed rate option	(507,557)	(1,974,140)	(277,373)	(19,539,435)	9,254,399
Miscellaneous transactions	450	(1,299)	(1,161)	463	(2,313)
Other charges	(29,112)	(276,733)	(77,592)	(5,314,757)	(2,061,665)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,252,583)	(11,279,724)	(2,803,503)	(36,024,936)	6,222,584

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,412,054)	(8,856,362)	(4,375,176)	9,261,451	10,484,896

NET ASSETS
Beginning of period	10,478,967	107,539,140	31,562,928	522,927,282	229,030,232
End of period	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128

Beginning units	6,152,608	39,225,333	20,465,473	34,839,044	12,432,810
Units issued	72,438	528,208	411,044	7,958,419	4,912,304
Units redeemed	(776,058)	(4,718,914)	(2,308,898)	(10,503,079)	(4,649,190)
Ending units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(24,532,704)	$(1,776,768)	$(2,836,700)	$(2,166,393)	$(1,602,513)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,969,647	4,872,819	4,939,651	8,589,606	6,566,361
Net change in unrealized gain (loss) on investments	3,459,274	393,742	20,914,273	410,687	5,913,482
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,896,217	3,489,793	23,017,224	6,833,900	10,877,330

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,319,688	1,455,550	10,401,819	2,441,161	3,361,334
Annuity payments	(257,418)	(24,864)	(123,148)	(85,701)	(56,207)
Surrenders, withdrawals and death benefits	(65,634,214)	(4,976,977)	(10,343,847)	(5,379,835)	(4,510,706)
Net transfers between other subaccounts
or fixed rate option	(40,554,382)	(2,233,821)	11,566,329	(9,419,529)	544,060
Miscellaneous transactions	(1,179)	(648)	12,894	(5,845)	(5,318)
Other charges	(15,583,517)	(999,852)	(1,464,981)	(1,313,811)	(916,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(76,711,022)	(6,780,612)	10,049,066	(13,763,560)	(1,583,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,814,805)	(3,290,819)	33,066,290	(6,929,660)	9,293,508

NET ASSETS
Beginning of period	1,537,582,158	116,779,157	169,187,218	148,073,161	97,023,449
End of period	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957

Beginning units	122,495,568	8,473,063	13,669,364	8,834,010	5,767,209
Units issued	20,262,404	2,777,058	6,041,646	3,370,514	2,405,015
Units redeemed	(26,269,169)	(3,375,502)	(5,290,336)	(4,230,929)	(2,503,386)
Ending units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,626,093)	$(7,801,033)	$(4,499,361)	$(9,063,930)	$(5,721,913)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,953,867	3,241,257	21,696,180	9,268,044	26,464,505
Net change in unrealized gain (loss) on investments	20,931,057	(2,992,111)	44,328,897	7,335,969	(10,289,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,258,831	(7,551,887)	61,525,716	7,540,083	10,452,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,671,452	9,696,116	8,710,453	16,512,057	7,515,530
Annuity payments	(49,662)	(88,206)	(265,828)	(161,873)	(121,825)
Surrenders, withdrawals and death benefits	(4,863,115)	(20,940,797)	(14,900,970)	(37,148,198)	(16,644,286)
Net transfers between other subaccounts
or fixed rate option	26,447,492	(13,665,973)	(1,105,478)	16,578,685	23,299,319
Miscellaneous transactions	(2,523)	(1,606)	(4,857)	546	(6,864)
Other charges	(873,263)	(4,764,837)	(4,146,550)	(7,325,570)	(3,411,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,330,381	(29,765,303)	(11,713,230)	(11,544,353)	10,630,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,589,212	(37,317,190)	49,812,486	(4,004,270)	21,083,359

NET ASSETS
Beginning of period	89,370,733	534,194,321	361,250,654	652,219,088	369,142,998
End of period	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357

Beginning units	5,601,002	31,933,959	24,491,421	55,224,204	20,053,522
Units issued	3,543,601	9,709,192	6,708,410	13,739,242	6,700,564
Units redeemed	(2,223,749)	(11,858,950)	(7,703,444)	(14,740,673)	(6,385,478)
Ending units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,751,618)	$(4,522,725)	$(2,563,309)	$(2,936,183)	$(4,029,215)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,468,168	16,425,788	20,709	9,036,439	(12,751,068)
Net change in unrealized gain (loss) on investments	(6,082,854)	28,523,997	2,572,535	16,440,813	61,715,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(366,304)	40,427,060	29,935	22,541,069	44,934,752

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,089,590	9,730,875	9,444,681	10,706,012	7,244,621
Annuity payments	(160,714)	(70,972)	(124,553)	—	(118,447)
Surrenders, withdrawals and death benefits	(5,372,071)	(11,439,977)	(11,943,488)	(8,638,169)	(10,718,794)
Net transfers between other subaccounts
or fixed rate option	8,652,477	35,267,545	12,753,472	23,657,784	8,684,095
Miscellaneous transactions	1,396	(4,779)	313	(1,168)	7,114
Other charges	(1,145,185)	(2,572,687)	(1,155,842)	(1,713,953)	(2,266,319)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,065,493	30,910,005	8,974,583	24,010,506	2,832,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,699,189	71,337,065	9,004,518	46,551,575	47,767,022

NET ASSETS
Beginning of period	120,117,495	262,670,273	152,557,618	176,410,664	217,496,445
End of period	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467

Beginning units	6,756,356	14,931,101	15,084,024	9,355,454	26,605,544
Units issued	2,615,434	6,827,230	6,178,220	4,219,246	12,903,630
Units redeemed	(2,210,917)	(5,362,258)	(5,299,047)	(3,024,148)	(13,054,011)
Ending units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(161,380,659)	$(5,231,437)	$(2,867,283)	$(2,180,133)	$(23,628,622)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	214,493,935	13,957,971	(1,051,609)	(4,051,847)	38,654,255
Net change in unrealized gain (loss) on investments	470,979,823	5,711,870	2,149,207	10,717,184	39,177,367
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	524,093,099	14,438,404	(1,769,685)	4,485,204	54,203,000

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	356,630,709	8,446,564	1,529,239	5,469,808	54,569,541
Annuity payments	(1,486,103)	(100,736)	(13,246)	(76,009)	(245,959)
Surrenders, withdrawals and death benefits	(357,591,755)	(14,568,567)	(6,805,673)	(7,682,342)	(53,239,804)
Net transfers between other subaccounts
or fixed rate option	(62,862,319)	9,030,383	(1,048,221)	253,031	(47,858,238)
Miscellaneous transactions	(30,464)	(2,443)	1,657	1,072	12,825
Other charges	(114,419,349)	(3,311,103)	(1,645,714)	(1,789,123)	(16,633,304)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(179,759,281)	(505,902)	(7,981,958)	(3,823,563)	(63,394,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	344,333,818	13,932,502	(9,751,643)	661,641	(9,191,939)

NET ASSETS
Beginning of period	10,255,015,741	346,411,660	187,875,266	171,608,096	1,520,153,781
End of period	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842

Beginning units	749,737,735	22,632,057	16,930,966	17,773,310	130,610,370
Units issued	138,247,700	7,790,031	6,571,484	5,090,390	34,704,413
Units redeemed	(152,180,367)	(8,084,026)	(7,488,615)	(5,551,922)	(41,485,525)
Ending units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258
The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(120,782,146)	$(53,070,845)	$(109,070,871)	$(70,498,498)	$(51,708,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	260,488,265	123,532,041	185,688,007	97,937,354	87,098,164
Net change in unrealized gain (loss) on investments	182,353,855	40,424,941	216,290,657	125,070,277	31,060,377
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	322,059,974	110,886,137	292,907,793	152,509,133	66,450,355

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,187,773	45,078,406	298,733,880	120,240,291	193,115,290
Annuity payments	(916,357)	(343,080)	(3,635,779)	(3,744,891)	(519,865)
Surrenders, withdrawals and death benefits	(254,996,933)	(140,303,799)	(306,767,271)	(241,139,302)	(119,316,453)
Net transfers between other subaccounts
or fixed rate option	2,781,081	(138,577,851)	(35,753,899)	(31,516,474)	(31,633,621)
Miscellaneous transactions	35,880	12,803	(13,469)	(10,656)	(2,030)
Other charges	(73,567,474)	(29,232,082)	(68,012,512)	(40,118,837)	(35,907,412)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,523,970	(263,365,603)	(115,449,050)	(196,289,869)	5,735,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	336,583,944	(152,479,466)	177,458,743	(43,780,736)	72,186,264

NET ASSETS
Beginning of period	7,420,464,190	3,252,181,897	6,905,422,764	4,282,307,366	3,264,546,020
End of period	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284

Beginning units	530,160,182	276,819,511	511,145,039	339,719,935	257,719,536
Units issued	120,003,789	77,319,249	67,426,545	33,491,596	56,085,146
Units redeemed	(120,053,889)	(101,460,352)	(74,535,824)	(47,974,372)	(55,312,038)
Ending units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(112,299,803)	$(95,391,634)	$(9,294,668)	$(3,936,682)	$(3,011,333)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	147,919,157	206,065,946	47,901,598	—	7,813,789
Net change in unrealized gain (loss) on investments	475,512,921	167,326,877	(37,984,471)	—	11,333,186
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	511,132,275	278,001,189	622,459	(3,936,682)	16,135,642

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	297,317,801	162,892,026	16,658,821	56,298,332	5,151,211
Annuity payments	(574,987)	(525,382)	(231,948)	(2,261,141)	(160,786)
Surrenders, withdrawals and death benefits	(249,844,559)	(207,804,725)	(25,993,472)	(671,220,421)	(7,814,501)
Net transfers between other subaccounts
or fixed rate option	8,528,357	(91,600,760)	(7,979,702)	615,139,228	(1,867,777)
Miscellaneous transactions	37,987	13,935	(6,136)	6,133	1,321
Other charges	(79,681,498)	(66,103,332)	(5,105,391)	(1,637,290)	(1,615,677)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,216,899)	(203,128,238)	(22,657,828)	(3,675,159)	(6,306,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS	486,915,376	74,872,951	(22,035,369)	(7,611,841)	9,829,433

NET ASSETS
Beginning of period	7,139,929,647	6,092,155,725	623,578,887	237,142,425	195,870,766
End of period	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199

Beginning units	527,422,660	442,205,718	31,122,107	25,658,383	11,006,675
Units issued	156,697,150	78,904,874	10,500,501	40,755,006	4,167,827
Units redeemed	(161,609,268)	(94,788,484)	(11,735,181)	(41,251,951)	(4,634,784)
Ending units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(26,667,436)	$(1,795,571)	$(2,303,439)	$(70,399,075)	$(9,704,021)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,361,911	(553,983)	2,593,322	305,371,340	12,209,719
Net change in unrealized gain (loss) on investments	43,590,080	37,596	(12,275,398)	(41,004,845)	15,162,299
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,284,555	(2,311,958)	(11,985,515)	193,967,420	17,667,997

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,210,550	5,351,634	6,022,282	(8,729)	12,234,977
Annuity payments	(1,593,241)	(169,928)	(44,136)	(395,524)	(189,667)
Surrenders, withdrawals and death benefits	(86,353,782)	(5,788,179)	(7,117,861)	(158,225,243)	(28,573,099)
Net transfers between other subaccounts
or fixed rate option	(12,194,832)	2,004,966	1,343,346	312,955,391	69,870,860
Miscellaneous transactions	(90)	(1,691)	567	35,954	(667)
Other charges	(15,439,972)	(896,397)	(2,418,840)	(54,535,084)	(5,631,054)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,371,367)	500,405	(2,214,642)	99,826,765	47,711,350

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,086,812)	(1,811,553)	(14,200,157)	293,794,185	65,379,347

NET ASSETS
Beginning of period	1,687,494,695	121,599,178	211,151,906	2,669,601,373	549,910,193
End of period	$1,625,407,883	$119,787,625	$196,951,749	$2,963,395,558	$615,289,540

Beginning units	153,110,082	11,459,892	18,344,854	209,767,187	46,716,613
Units issued	33,602,363	3,987,160	5,398,282	1,266,999,393	19,679,418
Units redeemed	(42,978,704)	(4,122,712)	(5,765,847)	(1,247,544,152)	(15,856,233)
Ending units	143,733,741	11,324,340	17,977,289	229,222,428	50,539,798

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,402,603)	$(281,500)	$(1,154,828)	$(2,747,380)	$(4,395,259)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	668,361	72,909	3,161,022	(12,613,586)	19,914,415
Net change in unrealized gain (loss) on investments	440,147	158,876	(3,628,054)	28,261,267	39,717,363
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(294,095)	(49,715)	(1,621,860)	12,900,301	55,236,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,797,173	1,887,758	6,720,639
Annuity payments	(52,449)	—	(2,903)	(25,935)	(58,361)
Surrenders, withdrawals and death benefits	(5,676,050)	(1,018,189)	(2,964,156)	(6,173,081)	(11,724,004)
Net transfers between other subaccounts
or fixed rate option	(229,210)	(719,114)	1,747,253	5,379,260	(7,102,888)
Miscellaneous transactions	(326)	(7)	(803)	(214)	(2,509)
Other charges	(39,479)	(5,520)	(668,462)	(1,769,227)	(2,684,403)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,997,514)	(1,742,830)	(91,898)	(701,439)	(14,851,526)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,291,609)	(1,792,545)	(1,713,758)	12,198,862	40,384,993

NET ASSETS
Beginning of period	66,648,231	13,886,703	73,697,938	160,260,733	273,930,315
End of period	$60,356,622	$12,094,158	$71,984,180	$172,459,595	$314,315,308

Beginning units	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468
Units issued	499,784	195,519	2,003,528	10,713,731	5,743,267
Units redeemed	(1,016,737)	(332,566)	(2,070,268)	(11,248,131)	(6,669,236)
Ending units	5,248,240	1,014,457	4,912,337	19,509,330	15,081,499

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(81,715,438)	$(59,661,172)	$(33,284,760)	$(28,248,573)	$(6,436)
Capital gains distributions received	—	—	—	—	5,897
Net realized gain (loss) on shares redeemed	110,603,137	89,730,258	77,964,062	48,530,036	10,614
Net change in unrealized gain (loss) on investments	178,542,551	69,070,589	12,551,767	33,366,614	(1,377)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	207,430,250	99,139,675	57,231,069	53,648,077	8,698

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,110,673	164,559,516	145,958,527	74,572,480	100,000
Annuity payments	(400,528)	(157,910)	(2,942)	(169,864)	—
Surrenders, withdrawals and death benefits	(166,744,090)	(132,785,418)	(58,552,083)	(66,962,771)	(56,017)
Net transfers between other subaccounts
or fixed rate option	(234,888,564)	(157,694,186)	(59,366,527)	(63,853,768)	(36,935)
Miscellaneous transactions	32,034	(4,287)	(3,561)	(11,444)	27
Other charges	(57,191,672)	(45,553,950)	(24,128,858)	(20,814,987)	(4,281)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(328,082,147)	(171,636,235)	3,904,556	(77,240,354)	2,794

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,651,897)	(72,496,560)	61,135,625	(23,592,277)	11,492

NET ASSETS
Beginning of period	5,403,209,989	3,973,304,158	2,146,386,334	1,842,733,997	555,060
End of period	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720	$566,552

Beginning units	397,986,184	325,283,394	160,974,034	156,015,105	25,341
Units issued	110,909,256	69,905,685	46,510,103	37,795,311	18,263
Units redeemed	(137,275,026)	(84,518,312)	(45,917,090)	(44,479,539)	(18,964)
Ending units	371,620,414	310,670,767	161,567,047	149,330,877	24,640

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$3,275	$(7,607)	$(24,947)	$(2,999)	$(7,340)
Capital gains distributions received	—	—	—	—	28,534
Net realized gain (loss) on shares redeemed	16,579	34,381	179,704	21,061	(10,922)
Net change in unrealized gain (loss) on investments	(29,129)	47,725	(277,227)	18,639	45,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,275)	74,499	(122,470)	36,701	55,997

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	24,096	86	3,558
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,601)	(20,064)	(102,825)	(8,026)	(96,979)
Net transfers between other subaccounts
or fixed rate option	482,500	68,623	(385,749)	99,089	23,740
Miscellaneous transactions	14	(3)	(12)	(6)	(5)
Other charges	(5,023)	(5,126)	(15,238)	(2,539)	(4,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	447,890	43,430	(479,728)	88,604	(74,366)

TOTAL INCREASE (DECREASE) IN NET ASSETS	438,615	117,929	(602,198)	125,305	(18,369)

NET ASSETS
Beginning of period	439,409	716,349	2,299,814	274,093	575,434
End of period	$878,024	$834,278	$1,697,616	$399,398	$557,065

Beginning units	24,443	70,110	105,003	19,000	36,589
Units issued	44,706	49,840	29,656	13,045	10,011
Units redeemed	(20,470)	(49,781)	(52,477)	(8,915)	(14,972)
Ending units	48,679	70,169	82,182	23,130	31,628

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,218)	$1,049	$(5,834)	$(2,739)	$1,801
Capital gains distributions received	6,403	—	30,640	—	—
Net realized gain (loss) on shares redeemed	8,993	30,707	(30,467)	(1,989)	9,953
Net change in unrealized gain (loss) on investments	60,669	(15,541)	96,993	52,001	24,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,847	16,215	91,332	47,273	36,086

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,812	24,652	—	—
Annuity payments	—	(14,544)	—	—	(9,862)
Surrenders, withdrawals and death benefits	(101,654)	(33,166)	(88,684)	(60,808)	(3,885)
Net transfers between other subaccounts
or fixed rate option	175,890	(59,257)	227,796	46,472	126,029
Miscellaneous transactions	(11)	11	22	28	(3)
Other charges	(2,975)	(2,859)	(3,794)	(1,744)	(1,984)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,250	(102,003)	159,992	(16,052)	110,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	143,097	(85,788)	251,324	31,221	146,381

NET ASSETS
Beginning of period	344,080	531,833	573,909	208,973	101,940
End of period	$487,177	$446,045	$825,233	$240,194	$248,321

Beginning units	24,617	39,738	32,933	14,418	8,492
Units issued	16,748	13,886	26,235	9,598	13,204
Units redeemed	(13,864)	(20,975)	(20,028)	(10,990)	(5,846)
Ending units	27,501	32,649	39,140	13,026	15,850

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$4,547	$(13,806)	$(2,037)	$(1,257,064)	$(2,510,393)
Capital gains distributions received	23,307	82,763	—	—	—
Net realized gain (loss) on shares redeemed	35,129	45,067	31,786	4,688,905	9,211,181
Net change in unrealized gain (loss) on investments	24,582	(84,132)	66,892	4,338,005	(13,322,264)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	87,565	29,892	96,641	7,769,846	(6,621,476)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,556	—	—	1,809,894	7,924,774
Annuity payments	—	—	—	(5,895)	(5,930)
Surrenders, withdrawals and death benefits	(15,024)	(72,054)	(60,516)	(3,018,799)	(7,644,095)
Net transfers between other subaccounts
or fixed rate option	80,418	(42,002)	(145,043)	4,896,985	(4,238,453)
Miscellaneous transactions	(4)	(13)	1,693	(942)	(5,289)
Other charges	(5,978)	(7,589)	(6,835)	(697,550)	(1,553,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,968	(121,658)	(210,701)	2,983,693	(5,522,556)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,533	(91,766)	(114,060)	10,753,539	(12,144,032)

NET ASSETS
Beginning of period	643,480	1,109,388	1,056,537	77,722,137	176,172,813
End of period	$807,013	$1,017,622	$942,477	$88,475,676	$164,028,781

Beginning units	45,311	67,267	84,850	5,423,171	9,403,773
Units issued	28,134	15,982	19,119	2,402,511	3,813,793
Units redeemed	(22,437)	(23,038)	(38,678)	(2,289,616)	(4,139,314)
Ending units	51,008	60,211	65,291	5,536,066	9,078,252

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(480,698)	$(1,694,484)	$(1,978,201)	$3,201	$(12,846)
Capital gains distributions received	—	—	—	17,381	41,836
Net realized gain (loss) on shares redeemed	712,780	499,739	2,886,292	(5,215)	129
Net change in unrealized gain (loss) on investments	10,901	415,576	(330,582)	(16,828)	(38,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	242,983	(779,169)	577,509	(1,461)	(9,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	(54,500)	—	—	—
Surrenders, withdrawals and death benefits	(2,916,597)	(5,413,599)	(6,128,140)	(48,243)	(88,743)
Net transfers between other subaccounts
or fixed rate option	(5,007,131)	2,816,768	(13,048,586)	(19,558)	11,119
Miscellaneous transactions	659	(655)	3,506	—	80
Other charges	(9,652)	(44,508)	(50,082)	(657)	(2,762)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,932,721)	(2,696,494)	(19,223,302)	(68,458)	(80,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,689,738)	(3,475,663)	(18,645,793)	(69,919)	(89,409)

NET ASSETS
Beginning of period	26,513,732	73,907,716	95,591,914	307,407	839,800
End of period	$18,823,994	$70,432,053	$76,946,121	$237,488	$750,391

Beginning units	2,183,676	6,710,477	7,667,275	19,989	273,879
Units issued	529,848	1,714,223	1,852,531	417	5,279
Units redeemed	(1,161,062)	(1,966,067)	(3,313,812)	(5,243)	(32,410)
Ending units	1,552,462	6,458,633	6,205,994	15,163	246,748

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,467)	$(1,573,919)	$(12,328,426)	$(27,929,219)	$7,699
Capital gains distributions received	37,144	—	—	—	137,404
Net realized gain (loss) on shares redeemed	3,666	2,656,475	9,899,895	35,536,308	54,035
Net change in unrealized gain (loss) on investments	(8,865)	(582,180)	41,718,363	70,852,146	(57,139)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,478	500,376	39,289,832	78,459,235	141,999

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	135,309,672	95,922,033	—
Annuity payments	—	(22,086)	—	(1,672,383)	—
Surrenders, withdrawals and death benefits	(26,016)	(4,518,814)	(57,850,116)	(84,227,045)	(89,181)
Net transfers between other subaccounts
or fixed rate option	(3,479)	(5,486,309)	13,031,424	(29,847,882)	(76,991)
Miscellaneous transactions	84	94	14,241	(3,301)	(16)
Other charges	(470)	(44,230)	(964,323)	(17,892,623)	(2,237)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(29,881)	(10,071,345)	89,540,898	(37,721,201)	(168,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,403)	(9,570,969)	128,830,730	40,738,034	(26,426)

NET ASSETS
Beginning of period	393,794	71,798,688	738,461,884	1,772,066,560	1,445,765
End of period	$389,391	$62,227,719	$867,292,614	$1,812,804,594	$1,419,339

Beginning units	23,493	6,111,253	60,583,576	163,921,893	88,703
Units issued	1,685	3,075,324	12,046,608	36,035,896	885
Units redeemed	(3,315)	(3,852,268)	(4,631,652)	(40,614,853)	(10,882)
Ending units	21,863	5,334,309	67,998,532	159,342,936	78,706

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,243,928)	$(195,879)	$(7,630,072)	$(45,668)	$(1,203,111)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,756,848	342,983	10,346,532	82,651	984,516
Net change in unrealized gain (loss) on investments	4,938,930	(414,557)	6,046,595	266,060	9,237,543
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,451,850	(267,453)	8,763,055	303,043	9,018,948

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,663,637	—	45,070,960	878,236	7,538,669
Annuity payments	(223,312)	—	(141,850)	—	(6,903)
Surrenders, withdrawals and death benefits	(17,595,387)	(1,711,517)	(16,279,930)	(264,112)	(3,437,953)
Net transfers between other subaccounts
or fixed rate option	37,376,630	6,231,377	(12,049,245)	681,188	51,866,799
Miscellaneous transactions	(3,957)	140	1,600	(166)	120
Other charges	(2,660,251)	(5,219)	(6,081,501)	(12,840)	(704,319)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,557,360	4,514,781	10,520,034	1,282,306	55,256,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,009,210	4,247,328	19,283,089	1,585,349	64,275,361

NET ASSETS
Beginning of period	214,505,032	8,653,401	507,612,527	3,176,294	50,149,866
End of period	$250,514,242	$12,900,729	$526,895,616	$4,761,643	$114,425,227

Beginning units	20,329,528	853,847	42,484,679	350,145	3,551,338
Units issued	10,643,038	869,968	18,290,741	489,878	5,399,681
Units redeemed	(7,862,668)	(445,122)	(17,711,247)	(362,216)	(1,688,850)
Ending units	23,109,898	1,278,693	43,064,173	477,807	7,262,169

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(61,422)	$(50,492)	$(1,281,655)	$(35,743)	$(109,824,713)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	215,220	(104,704)	1,063,135	(80,120)	301,281
Net change in unrealized gain (loss) on investments	(70,284)	659,865	9,611,670	380,696	367,171,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,514	504,669	9,393,150	264,833	257,648,178

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,170,489	6,282,860	1,018,599	2,814,120,306
Annuity payments	—	—	(520)	—	(29,637)
Surrenders, withdrawals and death benefits	(565,039)	(348,887)	(3,371,780)	(141,495)	(263,192,549)
Net transfers between other subaccounts
or fixed rate option	(864,981)	859,832	44,073,771	282,562	33,660,082
Miscellaneous transactions	18	(625)	(4,142)	360	(46,041)
Other charges	(1,448)	(15,081)	(741,251)	(13,764)	(698,261)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,431,450)	1,665,728	46,238,938	1,146,262	2,583,813,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,347,936)	2,170,397	55,632,088	1,411,095	2,841,462,078

NET ASSETS
Beginning of period	3,631,886	3,695,049	55,947,468	2,999,378	4,067,263,994
End of period	$2,283,950	$5,865,446	$111,579,556	$4,410,473	$6,908,726,072

Beginning units	367,737	453,887	4,530,041	387,464	412,304,763
Units issued	24,596	313,621	5,522,196	217,636	244,850,755
Units redeemed	(161,057)	(131,143)	(2,045,633)	(81,570)	(1,778,002)
Ending units	231,276	636,365	8,006,604	523,530	655,377,516
The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,282,120)	$(5,922,074)	$(87,827)	$(59,810)	$(2,462,028)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	723,079	4,898,431	59,400	32,940	18,898,575
Net change in unrealized gain (loss) on investments	15,543,340	11,824,304	852,566	713,467	(3,052,476)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,984,299	10,800,661	824,139	686,597	13,384,071

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56,599,685	53,973,981	2,332,478	2,313,836	—
Annuity payments	—	(8,564)	—	—	(166,673)
Surrenders, withdrawals and death benefits	(8,298,212)	(29,571,873)	(227,979)	(220,538)	(9,189,161)
Net transfers between other subaccounts
or fixed rate option	26,681,741	65,180,962	298,398	64,492	(199,124,158)
Miscellaneous transactions	5,040	1,026	(719)	(119)	1,469
Other charges	(3,563,224)	(4,445,586)	(23,867)	(27,601)	(49,036)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,425,030	85,129,946	2,378,311	2,130,070	(208,527,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,409,329	95,930,607	3,202,450	2,816,667	(195,143,488)

NET ASSETS
Beginning of period	245,655,740	286,279,890	6,684,231	5,750,774	206,638,270
End of period	$329,065,069	$382,210,497	$9,886,681	$8,567,441	$11,494,782

Beginning units	23,213,095	29,033,066	520,998	446,384	18,385,955
Units issued	12,936,131	22,698,567	282,642	286,142	1,263,669
Units redeemed	(6,493,419)	(14,116,833)	(91,808)	(128,678)	(18,624,449)
Ending units	29,655,807	37,614,800	711,832	603,848	1,025,175

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(9,165,498)	$(119,521)	$(184,153)	$(277,350)	$(166,392)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,773,706)	(13,533)	44,120	24,716	24,228
Net change in unrealized gain (loss) on investments	37,233,465	1,162,899	2,089,413	3,314,179	1,697,946
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,294,261	1,029,845	1,949,380	3,061,545	1,555,782

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	212,556,096	4,827,583	10,189,172	13,928,918	8,582,243
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,591,465)	(1,215,412)	(2,292,213)	(2,787,535)	(2,494,541)
Net transfers between other subaccounts
or fixed rate option	32,551,732	821,378	2,142,896	3,277,575	2,704,657
Miscellaneous transactions	19,735	(1,634)	(2,512)	(125)	974
Other charges	(8,650,833)	(123,121)	(187,745)	(280,996)	(169,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	226,885,265	4,308,794	9,849,598	14,137,837	8,623,514

TOTAL INCREASE (DECREASE) IN NET ASSETS	247,179,526	5,338,639	11,798,978	17,199,382	10,179,296

NET ASSETS
Beginning of period	527,805,997	15,774,134	23,321,129	35,130,981	19,534,879
End of period	$774,985,523	$21,112,773	$35,120,107	$52,330,363	$29,714,175

Beginning units	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834
Units issued	39,534,946	661,412	1,327,736	1,791,187	1,230,246
Units redeemed	(18,891,239)	(233,098)	(391,489)	(459,263)	(350,332)
Ending units	70,774,574	1,991,749	3,210,941	4,706,386	2,927,748

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(73,003)	$(80,846)	$(136,641)	$(11,359)	$(14,605)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,863)	(30,303)	39,196	44,812	14,519
Net change in unrealized gain (loss) on investments	399,571	968,543	524,249	162,935	168,873
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	275,705	857,394	426,804	196,388	168,787

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,499,076	6,689,439	8,564,206	1,081,024	1,164,263
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(746,765)	(748,404)	(2,062,553)	(72,361)	(175,382)
Net transfers between other subaccounts
or fixed rate option	(22,293)	854,204	1,225,668	1,241,040	(90,307)
Miscellaneous transactions	2,203	1,880	(2,148)	(360)	(104)
Other charges	(75,966)	(80,038)	(134,562)	(10,928)	(14,363)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,656,255	6,717,081	7,590,611	2,238,415	884,107

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,931,960	7,574,475	8,017,415	2,434,803	1,052,894

NET ASSETS
Beginning of period	10,494,494	10,253,599	15,431,517	642,335	1,976,206
End of period	$13,426,454	$17,828,074	$23,448,932	$3,077,138	$3,029,100

Beginning units	1,127,233	1,017,276	1,573,821	70,527	212,801
Units issued	461,152	788,940	1,052,883	296,544	145,364
Units redeemed	(174,127)	(114,989)	(302,867)	(73,829)	(54,883)
Ending units	1,414,258	1,691,227	2,323,837	293,242	303,282

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(19,798)	$(1,595,263)	$(1,125,715)	$(5,988)	$(3,575)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,731)	(812,921)	797,182	9,056	1,725
Net change in unrealized gain (loss) on investments	57,454	9,741,827	(4,889,537)	22,154	8,841
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,925	7,333,643	(5,218,070)	25,222	6,991

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,394,070	67,602,627	—	873,458	411,222
Annuity payments	—	—	(31,470)	—	—
Surrenders, withdrawals and death benefits	(87,676)	(1,035,910)	(4,627,404)	(25,096)	(33,802)
Net transfers between other subaccounts
or fixed rate option	189,634	24,192,428	106,344,456	236,284	146,872
Miscellaneous transactions	28	(2,272)	1,734	47	(26)
Other charges	(19,681)	(1,434,217)	(29,072)	(5,427)	(3,512)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,476,375	89,322,656	101,658,244	1,079,266	520,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,507,300	96,656,299	96,440,174	1,104,488	527,745

NET ASSETS
Beginning of period	2,613,060	71,145,806	26,041,796	353,700	268,241
End of period	$4,120,360	$167,802,105	$122,481,970	$1,458,188	$795,986

Beginning units	276,304	7,329,717	2,626,136	35,245	26,546
Units issued	204,182	10,333,777	14,489,438	139,644	69,079
Units redeemed	(48,366)	(1,573,958)	(4,745,977)	(35,836)	(18,907)
Ending units	432,120	16,089,536	12,369,597	139,053	76,718

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,607)	$(6,309)	$(6,613)	$(6,586)	$(7,285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,836)	2,739	4,855	(4,797)	(6,083)
Net change in unrealized gain (loss) on investments	3,102	3,431	35,277	(5,512)	37,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,341)	(139)	33,519	(16,895)	24,275

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	788,199	667,020	993,711	613,277	1,018,251
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(38,329)	(19,779)	(69,173)	(30,310)	(31,166)
Net transfers between other subaccounts
or fixed rate option	(112,325)	477,990	(38,643)	293,040	106,230
Miscellaneous transactions	(153)	(65)	(8)	39	(354)
Other charges	(3,336)	(6,018)	(5,831)	(6,284)	(6,890)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	634,056	1,119,148	880,056	869,762	1,086,071

TOTAL INCREASE (DECREASE) IN NET ASSETS	627,715	1,119,009	913,575	852,867	1,110,346

NET ASSETS
Beginning of period	262,713	301,702	569,304	473,108	686,716
End of period	$890,428	$1,420,711	$1,482,879	$1,325,975	$1,797,062

Beginning units	27,820	29,892	59,495	50,001	73,164
Units issued	104,366	119,784	131,232	110,767	144,352
Units redeemed	(34,800)	(11,796)	(40,172)	(15,469)	(26,139)
Ending units	97,386	137,880	150,555	145,299	191,377

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(16,150)	$(5,022)	$(26,901)	$176,850	$145,875
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,587)	(972)	31,941	(62,114)	6,523
Net change in unrealized gain (loss) on investments	63,050	41,073	264,107	404,736	65,556
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,313	35,079	269,147	519,472	217,954

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,174,740	702,982	4,012,299	15,344,305	3,927,618
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(141,718)	(29,838)	(136,510)	(275,048)	(198,320)
Net transfers between other subaccounts
or fixed rate option	821,047	100,270	1,493,683	(429,321)	466,853
Miscellaneous transactions	(128)	(71)	378	(1,179)	(1,670)
Other charges	(15,555)	(4,729)	(23,581)	(68,982)	(16,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,838,386	768,614	5,346,269	14,569,775	4,178,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,882,699	803,693	5,615,416	15,089,247	4,396,378

NET ASSETS
Beginning of period	968,256	395,854	1,719,440	5,541,593	1,218,011
End of period	$3,850,955	$1,199,547	$7,334,856	$20,630,840	$5,614,389

Beginning units	99,816	40,649	178,446	555,957	121,950
Units issued	334,588	95,589	644,697	1,713,531	478,753
Units redeemed	(38,211)	(16,688)	(125,429)	(263,933)	(70,131)
Ending units	396,193	119,550	697,714	2,005,555	530,572

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/4/2016*	8/5/2016*
	to	to
	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(714,401)	$7,761
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	(1,054,066)	(9,956)
Net change in unrealized gain (loss) on investments	(7,036,285)	(235,848)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,804,752)	(238,043)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,522
Annuity payments	—	(22,147)
Surrenders, withdrawals and death benefits	(1,987,658)	(183,255)
Net transfers between other subaccounts
or fixed rate option	145,469,832	6,142,100
Miscellaneous transactions	(3,250)	(180)
Other charges	(1,820)	(10,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	143,477,104	5,933,983

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,672,352	5,695,940

NET ASSETS
Beginning of period	—	—
End of period	$134,672,352	$5,695,940

Beginning units	—	—
Units issued	16,515,510	638,626
Units redeemed	(2,835,270)	(53,211)
Ending units	13,680,240	585,415

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 83

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2017

Note 1: General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio (Service
Prudential Global Portfolio	Shares) (formerly Janus Aspen Janus Portfolio)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income	AST Cohen & Steers Realty Portfolio
Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio (formerly
Janus Henderson VIT Research Portfolio (Institutional	AST Value Equity Portfolio)
Shares) (formerly Janus Aspen Janus Portfolio)	AST High Yield Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional	AST Small-Cap Growth Opportunities Portfolio
Shares) (formerly Janus Aspen Overseas Portfolio)	AST WEDGE Capital Mid-Cap Value Portfolio

A 84

Note 1:	General (continued)

AST Small-Cap Value Portfolio	ProFund VP Large-Cap Value
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Boston Partners Large-Cap Value Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio	AST Bond Portfolio 2020
AST Loomis Sayles Large-Cap Growth Portfolio	AST Bond Portfolio 2017
AST MFS Growth Portfolio	AST Bond Portfolio 2021
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST QMA US Equity Alpha Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2022
AST T. Rowe Price Asset Allocation Portfolio	AST Quantitative Modeling Portfolio
AST MFS Global Equity Portfolio	AST BlackRock Global Strategies Portfolio
AST J.P. Morgan International Equity Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST Templeton Global Bond Portfolio	AST Prudential Core Bond Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Bond Portfolio 2023
AST Capital Growth Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Balanced Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio	AST Bond Portfolio 2024
AST FI Pyramis Quantitative Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Prudential Growth Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Advanced Strategies Portfolio	AST QMA Emerging Markets Equity Portfolio*
AST T. Rowe Price Large-Cap Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Government Money Market Portfolio	AST BlackRock iShares ETF Portfolio*
AST Small-Cap Growth Portfolio	AST Defensive Asset Allocation Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio	AST AQR Large-Cap Portfolio
AST International Value Portfolio	AST QMA Large-Cap Portfolio
AST International Growth Portfolio	AST Bond Portfolio 2025
AST Investment Grade Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Goldman Sachs Global Growth Allocation
AST Bond Portfolio 2018	Portfolio
AST Bond Portfolio 2019	AST T. Rowe Price Diversified Real Growth Portfolio
AST Global Real Estate Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST BlackRock Multi-Asset Income Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Schroders Global Tactical Portfolio*	Portfolio
AST RCM World Trends Portfolio	AST Managed Equity Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Managed Fixed Income Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST FQ Absolute Return Currency Portfolio
ProFund VP Consumer Services	AST Jennison Global Infrastructure Portfolio
ProFund VP Consumer Goods	AST Goldman Sachs Strategic Income Portfolio
ProFund VP Financials	AST Legg Mason Diversified Growth Portfolio
ProFund VP Health Care	AST Bond Portfolio 2026
ProFund VP Industrials	AST AB Global Bond Portfolio
ProFund VP Mid-Cap Growth	AST Goldman Sachs Global Income Portfolio
ProFund VP Mid-Cap Value	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Real Estate	AST Wellington Management Global Bond Portfolio
ProFund VP Small-Cap Growth	AST Neuberger Berman Long/Short Portfolio
ProFund VP Small-Cap Value	AST Wellington Management Real Total Return
ProFund VP Telecommunications	Portfolio
ProFund VP Utilities	AST QMA International Core Equity Portfolio
ProFund VP Large-Cap Growth	AST Managed Alternatives Portfolio

A 85

Note 1:	General (continued)

AST Emerging Managers Diversified Portfolio	AST Bond Portfolio 2027
AST Columbia Adaptive Risk Allocation Portfolio	NVIT Emerging Markets Fund (Class D)
Blackrock Global Allocation V.I. Fund (Class III)	AST Bond Portfolio 2028
JPMorgan Insurance Trust Income Builder Portfolio	AST Bond Portfolio 2016**
(Class 2)
________

*	Subaccount was no longer available for investment at December 31, 2017.

**	Subaccount was no longer available for investment at December 31, 2017, and had no activity during 2017.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2017 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 28, 2017	AST BlackRock iShares ETF Portfolio	AST Goldman Sachs Multi-Asset Portfolio
April 28, 2017	AST Boston Partners Large-Cap Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
April 28, 2017	AST Defensive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
April 28, 2017	AST QMA Emerging Markets Equity Portfolio	AST AQR Emerging Markets Equity Portfolio
April 28, 2017	AST Schroders Global Tactical Portfolio	AST Prudential Growth Allocation Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior period contract owner transaction amounts in the Statements of Changes in Net Assets have been reclassified to conform to the current period’s presentation.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

A 86

Note 2:	Significant Accounting Policies (continued)

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$14,256,442	$28,750,974
Prudential Diversified Bond Portfolio	1,080,578	18,760,530
Prudential Equity Portfolio (Class I)	458,447	25,242,318
Prudential Flexible Managed Portfolio	224,230	1,963,768
Prudential Conservative Balanced Portfolio	64,809	2,039,756
Prudential Value Portfolio (Class I)	678,629	34,233,908
Prudential High Yield Bond Portfolio	1,301,287	19,242,939
Prudential Natural Resources Portfolio (Class I)	170,232	520,732
Prudential Stock Index Portfolio	2,816,568	43,649,091
Prudential Global Portfolio	920,403	8,022,430
Prudential Jennison Portfolio (Class I)	1,490,884	39,956,581
Prudential Small Capitalization Stock Portfolio	1,534,204	9,087,747

A 87

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
T. Rowe Price International Stock Portfolio	$1,429,489	$2,897,609
T. Rowe Price Equity Income Portfolio (Equity Income Class)	216,278	10,811,070
Invesco V.I. Core Equity Fund (Series I)	33,163	9,235,927
Janus Henderson VIT Research Portfolio (Institutional Shares)	387,644	7,966,132
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	132,705	7,576,038
MFS Research Series (Initial Class)	228,270	2,698,592
MFS Growth Series (Initial Class)	728,239	7,854,529
American Century VP Value Fund (Class I)	477,665	3,917,622
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	407,783	3,097,476
Prudential Jennison 20/20 Focus Portfolio (Class I)	312,282	7,100,511
Davis Value Portfolio	88,326	3,469,397
AB VPS Large Cap Growth Portfolio (Class B)	1,331,609	1,436,691
Prudential SP Small Cap Value Portfolio (Class I)	1,465,531	14,481,480
Janus Henderson VIT Research Portfolio (Service Shares)	149,371	1,271,445
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,203,029	14,821,345
Prudential SP International Growth Portfolio (Class I)	884,825	5,025,083
AST Goldman Sachs Large-Cap Value Portfolio	128,791,005	69,645,953
AST Cohen & Steers Realty Portfolio	29,631,275	40,077,749
AST J.P. Morgan Strategic Opportunities Portfolio	51,059,583	150,099,010
AST T. Rowe Price Large-Cap Value Portfolio	19,714,532	17,637,978
AST High Yield Portfolio	39,102,763	37,175,466
AST Small-Cap Growth Opportunities Portfolio	29,466,912	28,276,737
AST WEDGE Capital Mid-Cap Value Portfolio	15,054,711	21,495,402
AST Small-Cap Value Portfolio	33,585,318	38,854,333
AST Goldman Sachs Mid-Cap Growth Portfolio	60,081,365	82,358,998
AST Hotchkis & Wiley Large-Cap Value Portfolio	48,626,264	69,439,526
AST Lord Abbett Core Fixed Income Portfolio	81,555,394	63,738,877
AST Loomis Sayles Large-Cap Growth Portfolio	43,493,263	93,055,615
AST MFS Growth Portfolio	31,136,084	28,705,641
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	54,897,701	53,935,143
AST BlackRock Low Duration Bond Portfolio	45,435,307	44,859,400
AST QMA US Equity Alpha Portfolio	48,207,204	47,093,493
AST T. Rowe Price Natural Resources Portfolio	44,339,004	51,559,645
AST T. Rowe Price Asset Allocation Portfolio	243,456,184	756,884,419
AST MFS Global Equity Portfolio	61,041,830	59,955,813
AST J.P. Morgan International Equity Portfolio	41,303,252	29,232,540
AST Templeton Global Bond Portfolio	31,816,767	19,269,383
AST Wellington Management Hedged Equity Portfolio	60,414,088	144,768,073
AST Capital Growth Asset Allocation Portfolio	485,892,408	571,721,332
AST Academic Strategies Asset Allocation Portfolio	209,447,884	354,657,861
AST Balanced Asset Allocation Portfolio	234,137,550	608,505,397
AST Preservation Asset Allocation Portfolio	501,718,916	556,945,657
AST FI Pyramis Quantitative Portfolio	122,806,858	263,100,881
AST Prudential Growth Allocation Portfolio	5,900,371,369	834,007,993
AST Advanced Strategies Portfolio	120,682,110	498,521,598
AST T. Rowe Price Large-Cap Growth Portfolio	118,323,465	116,892,842
AST Government Money Market Portfolio	314,295,243	344,250,389
AST Small-Cap Growth Portfolio	40,342,953	39,617,737
AST BlackRock/Loomis Sayles Bond Portfolio	183,033,596	162,570,601

A 88

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST International Value Portfolio	$21,049,349	$20,258,152
AST International Growth Portfolio	45,819,008	43,120,666
AST Investment Grade Bond Portfolio	822,577,670	2,629,094,361
AST Western Asset Core Plus Bond Portfolio	147,616,446	80,273,022
AST Bond Portfolio 2018	44,456,944	17,078,519
AST Bond Portfolio 2019	575,610	3,896,015
AST Global Real Estate Portfolio	11,397,261	12,643,554
AST Parametric Emerging Markets Equity Portfolio	52,497,037	32,568,305
AST Goldman Sachs Small-Cap Value Portfolio	56,737,126	55,493,549
AST Schroders Global Tactical Portfolio	78,754,437	5,602,337,491
AST RCM World Trends Portfolio	125,383,859	288,253,594
AST J.P. Morgan Global Thematic Portfolio	141,719,718	145,794,271
AST Goldman Sachs Multi-Asset Portfolio	457,325,158	166,818,754
ProFund VP Consumer Services	158,105	287,820
ProFund VP Consumer Goods	189,157	399,654
ProFund VP Financials	613,656	383,933
ProFund VP Health Care	327,983	495,328
ProFund VP Industrials	465,579	176,533
ProFund VP Mid-Cap Growth	135,008	154,887
ProFund VP Mid-Cap Value	230,342	293,085
ProFund VP Real Estate	184,515	403,002
ProFund VP Small-Cap Growth	242,811	354,457
ProFund VP Small-Cap Value	237,988	158,556
ProFund VP Telecommunications	35,205	156,416
ProFund VP Utilities	99,741	398,091
ProFund VP Large-Cap Growth	150,682	383,214
ProFund VP Large-Cap Value	51,542	225,761
AST Boston Partners Large-Cap Value Portfolio	7,799,331	99,955,649
AST Jennison Large-Cap Growth Portfolio	41,664,487	35,847,280
AST Bond Portfolio 2020	332,123	10,349,591
AST Bond Portfolio 2017	154,131	69,179,516
AST Bond Portfolio 2021	2,757,165	31,837,269
Wells Fargo VT International Equity Fund (Class 1)	7,943	23,108
Wells Fargo VT Omega Growth Fund (Class 1)	2,091	76,284
Wells Fargo VT Small Cap Growth Fund (Class 1)	263	79,286
AST Bond Portfolio 2022	2,713,591	29,713,852
AST Quantitative Modeling Portfolio	148,454,948	76,087,601
AST BlackRock Global Strategies Portfolio	92,770,833	157,535,131
Wells Fargo VT Opportunity Fund (Class 1)	2,161	129,764
AST Prudential Core Bond Portfolio	62,716,049	33,163,650
AST Bond Portfolio 2023	773,901	6,738,615
AST New Discovery Asset Allocation Portfolio	62,555,303	48,943,628
AST Western Asset Emerging Markets Debt Portfolio	3,155,814	1,231,079
AST MFS Large-Cap Value Portfolio	53,906,407	24,591,468
AST Bond Portfolio 2024	17,405,771	3,910,422
AST AQR Emerging Markets Equity Portfolio	20,094,039	3,009,616
AST ClearBridge Dividend Growth Portfolio	37,006,555	28,175,707
AST QMA Emerging Markets Equity Portfolio	876,391	5,887,642
AST Multi-Sector Fixed Income Portfolio	1,207,328,599	50,148,234

A 89

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST BlackRock iShares ETF Portfolio	$23,939,259	$366,863,081
AST Defensive Asset Allocation Portfolio	18,002,274	409,838,952
AST AQR Large-Cap Portfolio	6,279,611	1,388,213
AST QMA Large-Cap Portfolio	3,934,688	1,702,686
AST Bond Portfolio 2025	2,642,696	9,256,246
AST T. Rowe Price Growth Opportunities Portfolio	353,160,946	15,015,367
AST Goldman Sachs Global Growth Allocation Portfolio	5,404,767	1,855,102
AST T. Rowe Price Diversified Real Growth Portfolio	12,333,917	2,953,351
AST Prudential Flexible Multi-Strategy Portfolio	13,607,096	3,794,351
AST BlackRock Multi-Asset Income Portfolio	9,638,718	3,820,157
AST Franklin Templeton K2 Global Absolute Return Portfolio	4,395,119	1,196,606
AST Managed Equity Portfolio	7,937,190	1,583,063
AST Managed Fixed Income Portfolio	8,950,723	3,860,942
AST FQ Absolute Return Currency Portfolio	850,323	1,493,747
AST Jennison Global Infrastructure Portfolio	1,895,955	511,441
AST Goldman Sachs Strategic Income Portfolio	1,702,280	1,089,208
AST Legg Mason Diversified Growth Portfolio	103,104,955	4,613,901
AST Bond Portfolio 2026	51,762,479	96,758,142
AST AB Global Bond Portfolio	2,619,585	1,150,256
AST Goldman Sachs Global Income Portfolio	533,350	122,650
AST Morgan Stanley Multi-Asset Portfolio	514,858	100,496
AST Wellington Management Global Bond Portfolio	488,145	397,171
AST Neuberger Berman Long/Short Portfolio	1,412,931	168,298
AST Wellington Management Real Total Return Portfolio	688,560	207,669
AST QMA International Core Equity Portfolio	4,750,661	466,978
AST Managed Alternatives Portfolio	2,512,083	449,149
AST Emerging Managers Diversified Portfolio	2,536,896	434,771
AST Columbia Adaptive Risk Allocation Portfolio	5,877,666	1,616,275
Blackrock Global Allocation V.I. Fund (Class III)	14,063,647	3,319,643
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	4,601,693	1,775,572
AST Bond Portfolio 2027	61,020,612	112,163,813
NVIT Emerging Markets Fund (Class D)	860,933	1,463,131
AST Bond Portfolio 2028	2,529,843	305,760

Note 6:	Related Party Transactions

The Account has extensive transaction and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (formerly Prudential Investments LLC) ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory

A 90

Note 6:	Related Party Transactions (continued)

agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:    Financial Highlights

Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Pruco Life and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 91

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	72,665	$0.89449	to	$9.69595	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.90718	to	$9.73839	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92491	to	$9.82644	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94316	to	$9.92485	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2013	127,983	$0.96168	to	$10.02367	$150,930	0.00%	(1)	1.00%	to	2.10%	-2.05%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2017	51,465	$2.23643	to	$2.74185	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12454	to	$2.59813	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.04513	to	$2.49504	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08421	to	$2.53667	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	81,007	$1.97826	to	$2.40199	$194,199	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%

	Prudential Equity Portfolio (Class I)
December 31, 2017	48,485	$2.27842	to	$3.94390	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84115	to	$3.17936	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80347	to	$3.10651	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79101	to	$3.07736	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%
December 31, 2013	79,925	$1.69020	to	$2.89713	$214,130	0.00%		1.35%	to	2.00%	30.92%	to	31.75%

	Prudential Flexible Managed Portfolio
December 31, 2017	3,315	$3.35090	to	$3.35090	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.95532	to	$2.95532	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76140	to	$2.76140	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77211	to	$2.77211	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%
December 31, 2013	5,642	$2.53115	to	$2.53115	$14,280	0.00%		1.40%	to	1.40%	18.48%	to	18.48%

	Prudential Conservative Balanced Portfolio
December 31, 2017	4,680	$2.99007	to	$2.99007	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.69825	to	$2.69825	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55040	to	$2.55040	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.57585	to	$2.57585	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%
December 31, 2013	8,177	$2.40130	to	$2.40130	$19,636	0.00%		1.40%	to	1.40%	14.55%	to	14.55%

	Prudential Value Portfolio (Class I)
December 31, 2017	69,321	$2.28093	to	$4.64455	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.98670	to	$4.02566	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.81725	to	$3.66437	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.01704	to	$4.04747	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%
December 31, 2013	116,026	$1.86670	to	$3.72763	$316,368	0.00%		1.35%	to	2.00%	30.49%	to	31.32%

	Prudential High Yield Bond Portfolio
December 31, 2017	28,650	$2.43084	to	$17.12757	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29212	to	$16.10941	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00427	to	$14.05181	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.08850	to	$14.60641	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%
December 31, 2013	47,473	$2.06706	to	$14.41969	$201,311	6.32%		1.35%	to	2.00%	5.15%	to	5.81%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2017	618	$5.29513	to	$5.29513	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.37916	to	$5.37916	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35091	to	$4.35091	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14406	to	$6.14406	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%
December 31, 2013	1,009	$7.77806	to	$7.77806	$7,850	0.00%		1.40%	to	1.40%	8.70%	to	8.70%

	Prudential Stock Index Portfolio
December 31, 2017	79,672	$1.85603	to	$4.30927	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55385	to	$3.59736	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41298	to	$3.26182	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42009	to	$3.26890	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
December 31, 2013	130,864	$1.27465	to	$2.92538	$316,543	0.00%		1.35%	to	2.00%	29.31%	to	30.14%
A 92

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2017	20,167	$1.48268	to	$3.28499	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.20776	to	$2.66817	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.17604	to	$2.59035	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.16831	to	$2.56578	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%
December 31, 2013	30,874	$1.15067	to	$2.51978	$67,256	0.00%	1.35%	to	2.00%	24.79%	to	25.59%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	70,792	$1.72333	to	$5.09919	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28203	to	$3.78242	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.31559	to	$3.87018	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20021	to	$3.52028	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%
December 31, 2013	120,569	$1.10982	to	$3.24547	$317,172	0.00%	1.35%	to	2.00%	34.96%	to	35.83%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	9,680	$4.59901	to	$7.05653	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.13694	to	$6.33209	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32403	to	$5.07539	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.45796	to	$5.26694	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	15,356	$3.33520	to	$5.06760	$67,442	0.00%	1.35%	to	1.65%	38.67%	to	39.08%

	T. Rowe Price International Stock Portfolio
December 31, 2017	10,240	$1.45532	to	$2.01627	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.15671	to	$1.59864	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15125	to	$1.58722	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18092	to	$1.62418	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%
December 31, 2013	13,481	$1.21548	to	$1.66761	$22,371	0.85%	1.35%	to	1.65%	12.20%	to	12.54%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2017	16,255	$2.56268	to	$4.03183	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.24509	to	$3.52364	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91495	to	$2.99816	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.08981	to	$3.26392	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	25,950	$1.97830	to	$3.08233	$79,490	1.54%	1.35%	to	1.65%	27.62%	to	27.99%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2017	23,685	$1.59120	to	$3.07508	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.42911	to	$2.75507	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.31740	to	$2.53351	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42106	to	$2.72627	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%
December 31, 2013	38,677	$1.33567	to	$2.55624	$97,180	1.38%	1.35%	to	1.65%	27.15%	to	27.53%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2017	17,051	$1.56619	to	$3.30725	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24492	to	$2.62234	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.25910	to	$2.64571	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21494	to	$2.54666	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	28,310	$1.09299	to	$2.28537	$63,509	0.78%	1.35%	to	1.65%	28.22%	to	28.60%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2017	16,962	$1.96336	to	$3.59601	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52204	to	$2.78080	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65372	to	$3.01418	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.83897	to	$3.34371	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	25,331	$2.12113	to	$3.84746	$96,032	3.13%	1.35%	to	1.65%	12.70%	to	13.04%

	MFS Research Series (Initial Class)
December 31, 2017	5,304	$2.09967	to	$3.45639	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.72992	to	$2.84082	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.61710	to	$2.64905	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63066	to	$2.66475	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%
December 31, 2013	8,883	$1.50408	to	$2.45201	$21,700	0.33%	1.35%	to	1.65%	30.13%	to	30.52%

A 93

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2017	15,863	$2.03812	to	$3.86028	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.57652	to	$2.97872	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56429	to	$2.94835	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.47837	to	$2.77955	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	25,118	$1.37938	to	$2.58719	$64,475	0.23%	1.35%	to	1.65%	34.63%	to	35.03%

	American Century VP Value Fund (Class I)
December 31, 2017	6,738	$3.18564	to	$3.91837	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.97766	to	$3.65359	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51211	to	$3.07494	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.65685	to	$3.24394	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	10,636	$2.38831	to	$2.90895	$30,803	1.65%	1.35%	to	1.65%	29.59%	to	29.97%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2017	7,437	$1.88334	to	$3.30962	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.57697	to	$2.76434	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.53866	to	$2.69077	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.60675	to	$2.80296	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	11,731	$1.51967	to	$2.64465	$30,317	0.00%	1.35%	to	1.65%	35.92%	to	36.31%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2017	13,523	$3.07738	to	$3.31617	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40092	to	$2.58090	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40178	to	$2.57551	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.29737	to	$2.45756	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	22,694	$2.17940	to	$2.32560	$52,712	0.00%	1.35%	to	1.65%	27.77%	to	28.15%

	Davis Value Portfolio
December 31, 2017	12,130	$2.03765	to	$2.14658	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.68897	to	$1.77405	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53445	to	$1.60704	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.53523	to	$1.60314	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%
December 31, 2013	20,232	$1.47145	to	$1.53200	$30,760	0.84%	1.35%	to	1.65%	31.26%	to	31.65%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2017	5,895	$1.41754	to	$1.49492	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09420	to	$1.15062	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.08660	to	$1.13924	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$0.99640	to	$1.04158	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%
December 31, 2013	7,839	$0.88970	to	$0.92729	$7,205	0.00%	1.35%	to	1.65%	34.78%	to	35.18%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2017	26,956	$2.70883	to	$3.68521	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46039	to	$3.33068	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$1.99837	to	$2.69201	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15175	to	$2.88444	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%
December 31, 2013	45,199	$2.08949	to	$2.78722	$116,216	0.00%	1.35%	to	2.00%	34.76%	to	35.61%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2017	4,943	$1.28226	to	$2.91700	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02225	to	$2.31883	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.03673	to	$2.34486	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00336	to	$2.26282	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%
December 31, 2013	8,225	$0.90515	to	$2.03533	$12,065	0.66%	1.40%	to	2.00%	27.44%	to	28.20%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2017	31,152	$2.08074	to	$4.70150	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.72823	to	$3.89360	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68478	to	$3.78454	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75488	to	$3.93032	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%
December 31, 2013	51,864	$1.62968	to	$3.63925	$137,598	0.00%	1.35%	to	2.00%	25.95%	to	26.76%

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2017	16,536	$1.06471	to	$2.68018	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.79731	to	$2.00102	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84098	to	$2.10438	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.82745	to	$2.06435	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%
December 31, 2013	26,352	$0.89246	to	$2.22017	$43,541	0.00%	1.35%	to	2.00%	16.54%	to	17.29%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2017	36,026	$12.24532	to	$23.57079	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25440	to	$21.89511	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.17726	to	$20.01155	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96235	to	$21.39027	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%
December 31, 2013	15,311	$11.42443	to	$19.27594	$221,801	0.00%	0.55%	to	3.25%	25.90%	to	32.81%

	AST Cohen & Steers Realty Portfolio
December 31, 2017	12,441	$11.49818	to	$31.05029	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.91590	to	$29.79355	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50466	to	$28.97784	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.64573	to	$28.17786	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%
December 31, 2013	13,244	$9.68396	to	$21.94358	$186,235	0.00%	0.55%	to	3.25%	-1.36%	to	2.57%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2017	111,352	$12.44794	to	$16.63081	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26302	to	$15.03722	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.00591	to	$14.68376	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.18827	to	$14.91662	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%
December 31, 2013	131,617	$10.76626	to	$14.34386	$1,639,217	0.00%	0.55%	to	3.25%	7.42%	to	10.42%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2017	8,178	$11.32236	to	$22.05958	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78081	to	$19.29478	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.27899	to	$18.53439	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.94566	to	$20.11564	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%
December 31, 2013	10,554	$11.69942	to	$20.19327	$156,741	0.00%	0.55%	to	3.25%	25.84%	to	33.89%

	AST High Yield Portfolio
December 31, 2017	14,829	$11.59419	to	$18.82273	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86186	to	$17.85478	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.47712	to	$15.77372	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89459	to	$16.67561	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%
December 31, 2013	16,564	$10.42183	to	$16.57675	$216,591	0.00%	0.55%	to	3.25%	3.70%	to	6.59%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2017	8,199	$12.22476	to	$31.71645	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.63926	to	$25.32160	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01138	to	$23.96900	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.35563	to	$24.11445	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%
December 31, 2013	10,131	$12.91409	to	$23.42720	$165,527	0.00%	0.55%	to	3.25%	33.40%	to	40.04%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2017	5,461	$12.78380	to	$30.81359	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.87863	to	$26.50191	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.62571	to	$23.70041	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23471	to	$25.87248	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%
December 31, 2013	6,399	$12.06993	to	$22.94256	$104,911	0.00%	0.55%	to	3.25%	23.34%	to	31.69%

	AST Small-Cap Value Portfolio
December 31, 2017	6,775	$13.62288	to	$29.83207	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80031	to	$28.33077	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99297	to	$22.35385	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54465	to	$23.81628	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%
December 31, 2013	7,038	$12.47438	to	$23.06551	$116,350	0.00%	0.55%	to	3.25%	27.51%	to	36.64%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2017	29,239	$12.48662	to	$28.89444	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91006	to	$23.17737	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83409	to	$23.24614	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31270	to	$25.12814	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%
December 31, 2013	15,464	$12.28300	to	$22.97023	$261,949	0.00%	0.55%	to	3.25%	25.09%	to	31.46%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2017	22,705	$13.62825	to	$29.00321	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53285	to	$24.80628	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70319	to	$21.09411	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.81514	to	$23.33405	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%
December 31, 2013	25,383	$11.16325	to	$20.91410	$365,289	0.00%	0.55%	to	3.25%	31.12%	to	39.09%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2017	56,508	$10.27556	to	$15.08156	$688,065	0.00%	0.55%	to	3.25%	0.00%	to	2.79%
December 31, 2016	54,223	$10.03100	to	$14.87608	$648,215	0.00%	0.55%	to	3.25%	-0.72%	to	2.04%
December 31, 2015	55,224	$9.86125	to	$14.78095	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18285	to	$15.15769	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%
December 31, 2013	46,780	$9.71214	to	$14.52525	$533,925	0.00%	0.55%	to	3.25%	-5.19%	to	-2.54%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2017	18,619	$14.82140	to	$33.92641	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24130	to	$26.00664	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.73986	to	$25.11237	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.25817	to	$23.25943	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%
December 31, 2013	16,363	$12.76835	to	$21.44225	$255,014	0.00%	0.55%	to	3.25%	30.12%	to	35.86%

	AST MFS Growth Portfolio
December 31, 2017	7,414	$13.77953	to	$29.04752	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63355	to	$22.65541	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.52964	to	$22.66308	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13384	to	$21.54740	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%
December 31, 2013	7,176	$12.75859	to	$20.20752	$113,750	0.00%	0.55%	to	3.25%	29.91%	to	35.95%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2017	16,836	$12.80688	to	$34.16965	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35231	to	$30.61307	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.68512	to	$26.39664	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02363	to	$28.51908	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%
December 31, 2013	15,234	$12.86338	to	$25.44872	$259,477	0.00%	0.55%	to	3.25%	31.13%	to	41.23%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2017	16,298	$8.60242	to	$12.09585	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74158	to	$12.02965	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.88893	to	$11.97203	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14331	to	$12.05162	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2013	17,793	$9.45965	to	$12.20183	$185,800	0.00%	0.55%	to	3.25%	-5.35%	to	-2.71%

	AST QMA US Equity Alpha Portfolio
December 31, 2017	10,875	$14.32971	to	$34.89959	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82308	to	$29.10267	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38394	to	$25.83362	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24219	to	$25.55053	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%
December 31, 2013	6,347	$12.26676	to	$22.22337	$103,102	0.00%	0.55%	to	2.95%	24.92%	to	31.70%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2017	26,241	$8.87023	to	$15.08687	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11025	to	$13.86822	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56393	to	$11.28433	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.19862	to	$14.17056	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
December 31, 2013	29,034	$9.02327	to	$15.67993	$333,568	0.00%	0.55%	to	3.25%	11.63%	to	14.75%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2017	717,175	$13.85151	to	$20.66054	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.17840	to	$18.25044	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49045	to	$17.30044	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65463	to	$17.63046	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%
December 31, 2013	535,636	$11.16935	to	$16.97618	$7,295,774	0.00%	0.55%	to	3.25%	12.85%	to	16.19%

	AST MFS Global Equity Portfolio
December 31, 2017	22,832	$13.07346	to	$26.47870	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.64809	to	$21.79721	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.02712	to	$20.74591	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30110	to	$21.46497	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%
December 31, 2013	20,596	$11.84660	to	$21.11684	$320,306	0.00%	0.55%	to	3.25%	20.29%	to	26.93%

	AST J.P. Morgan International Equity Portfolio
December 31, 2017	17,268	$12.12309	to	$19.19734	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15230	to	$15.09703	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49209	to	$15.09904	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.85774	to	$15.83614	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%
December 31, 2013	16,428	$10.62785	to	$17.24255	$207,309	0.00%	0.55%	to	3.25%	11.61%	to	14.73%

	AST Templeton Global Bond Portfolio
December 31, 2017	18,787	$8.72089	to	$12.44759	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83280	to	$12.33854	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.74760	to	$11.95898	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.47925	to	$12.68214	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%
December 31, 2013	19,028	$9.69586	to	$12.75701	$197,497	0.00%	0.55%	to	3.25%	-6.88%	to	-3.21%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2017	119,256	$12.09781	to	$20.56314	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93147	to	$18.45448	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53324	to	$17.66125	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88122	to	$18.12031	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%
December 31, 2013	106,043	$10.58693	to	$17.50990	$1,219,180	0.00%	0.55%	to	3.25%	14.98%	to	19.84%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2017	536,307	$14.78599	to	$22.08013	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.77860	to	$19.09374	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.13656	to	$18.21974	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.24977	to	$18.47645	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%
December 31, 2013	477,773	$11.61737	to	$17.60529	$6,496,923	0.00%	0.55%	to	3.25%	17.67%	to	22.00%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2017	245,825	$11.80946	to	$17.00789	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.76661	to	$15.40048	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35394	to	$14.76472	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.85572	to	$15.55329	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%
December 31, 2013	351,118	$10.61030	to	$15.27338	$4,268,988	0.00%	0.55%	to	3.25%	6.40%	to	9.37%

	AST Balanced Asset Allocation Portfolio
December 31, 2017	489,240	$13.85514	to	$19.82485	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23487	to	$17.58870	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.67893	to	$16.86850	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79468	to	$17.11604	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%
December 31, 2013	500,114	$11.23550	to	$16.38146	$6,621,022	0.00%	0.55%	to	3.25%	13.49%	to	17.00%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	329,485	$12.29028	to	$16.50008	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32357	to	$15.27370	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.88817	to	$14.75560	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03255	to	$15.02176	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%
December 31, 2013	372,081	$10.58368	to	$14.47848	$4,626,398	0.00%	0.55%	to	3.25%	5.66%	to	8.61%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FI Pyramis Quantitative Portfolio
December 31, 2017	253,498	$12.49999	to	$19.08352	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.01581	to	$16.70324	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.84576	to	$16.33350	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02371	to	$16.48864	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%
December 31, 2013	248,285	$10.84192	to	$16.29666	$3,164,359	0.00%	0.55%	to	3.25%	11.03%	to	14.13%

	AST Prudential Growth Allocation Portfolio
December 31, 2017	865,745	$13.07674	to	$21.33806	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56133	to	$18.73700	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.70877	to	$17.35014	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.95802	to	$17.79750	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%
December 31, 2013	296,876	$10.20562	to	$16.61628	$3,842,656	0.00%	0.55%	to	3.25%	13.22%	to	16.38%

	AST Advanced Strategies Portfolio
December 31, 2017	410,175	$14.05650	to	$21.50913	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.19811	to	$18.75315	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.55605	to	$17.84949	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63271	to	$18.05257	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%
December 31, 2013	426,587	$11.12429	to	$17.34521	$5,785,628	0.00%	0.55%	to	3.25%	12.52%	to	15.92%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2017	30,787	$14.61551	to	$36.59589	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69163	to	$27.05680	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50087	to	$26.85854	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.22522	to	$24.98767	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%
December 31, 2013	30,311	$13.54255	to	$23.51273	$533,490	0.00%	0.55%	to	3.25%	37.92%	to	43.23%

	AST Government Money Market Portfolio
December 31, 2017	22,117	$7.75820	to	$9.86199	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99087	to	$9.90066	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.24671	to	$9.97360	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49004	to	$10.08368	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%
December 31, 2013	22,470	$8.74050	to	$10.20011	$213,351	0.00%	0.55%	to	3.25%	-3.25%	to	-0.55%

	AST Small-Cap Growth Portfolio
December 31, 2017	10,814	$13.14862	to	$33.53710	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70280	to	$27.59069	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63214	to	$25.09686	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.96730	to	$25.38680	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%
December 31, 2013	11,797	$12.40268	to	$24.92978	$209,244	0.00%	0.55%	to	3.25%	26.69%	to	34.43%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2017	147,932	$9.99097	to	$14.88787	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.86820	to	$14.42933	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.60692	to	$14.00299	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.95820	to	$14.46916	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%
December 31, 2013	201,354	$9.69455	to	$14.04141	$2,248,671	0.00%	0.55%	to	3.25%	-5.03%	to	-2.38%

	AST International Value Portfolio
December 31, 2017	11,483	$10.76476	to	$17.68303	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.85551	to	$14.67838	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.88788	to	$14.87771	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.89959	to	$15.04489	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%
December 31, 2013	7,524	$9.62974	to	$16.44049	$92,461	0.00%	0.55%	to	3.25%	15.59%	to	18.81%

	AST International Growth Portfolio
December 31, 2017	18,218	$11.82643	to	$20.65495	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94166	to	$15.54838	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.47869	to	$16.47336	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.27675	to	$16.28200	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%
December 31, 2013	17,172	$9.91250	to	$17.57026	$206,639	0.00%	0.55%	to	3.25%	15.19%	to	18.40%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Investment Grade Bond Portfolio
December 31, 2017	91,943	$10.39166	to	$17.10935	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.15962	to	$16.55751	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94319	to	$16.04012	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02333	to	$16.00477	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%
December 31, 2013	48,730	$9.57812	to	$15.13806	$621,532	0.00%	0.55%	to	2.65%	-5.75%	to	-3.72%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2017	56,852	$10.92420	to	$14.16469	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.36504	to	$13.45051	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94275	to	$12.91308	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.27737	to	$12.87649	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%
December 31, 2013	38,647	$9.72854	to	$12.12603	$433,901	0.00%	0.55%	to	3.25%	-4.69%	to	-2.03%

	AST Bond Portfolio 2018
December 31, 2017	7,833	$10.27975	to	$13.85319	$88,133	0.00%	1.15%	to	3.25%	-2.55%	to	-0.45%
December 31, 2016	5,248	$10.54896	to	$13.93326	$60,357	0.00%	1.15%	to	3.25%	-1.69%	to	0.44%
December 31, 2015	5,765	$10.72979	to	$13.89063	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00100	to	$13.95817	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%
December 31, 2013	8,868	$11.07563	to	$13.77289	$103,179	0.00%	1.15%	to	3.25%	-6.29%	to	-4.26%

	AST Bond Portfolio 2019
December 31, 2017	755	$10.50634	to	$14.00752	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.77642	to	$14.08226	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.97872	to	$14.06169	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.22726	to	$14.09353	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%
December 31, 2013	1,691	$11.03065	to	$13.69295	$20,191	0.00%	1.15%	to	3.25%	-7.93%	to	-5.93%

	AST Global Real Estate Portfolio
December 31, 2017	4,913	$11.05096	to	$22.99078	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05235	to	$21.13691	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.04953	to	$21.35711	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85387	to	$21.79318	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%
December 31, 2013	6,107	$10.08073	to	$19.50272	$82,371	0.00%	0.55%	to	3.25%	0.96%	to	3.77%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2017	21,866	$9.48471	to	$16.48263	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.69657	to	$13.29600	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.90859	to	$12.06351	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.36743	to	$14.76931	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%
December 31, 2013	22,890	$8.85375	to	$15.79714	$237,960	0.00%	0.55%	to	3.25%	-3.03%	to	-0.33%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2017	15,520	$13.48301	to	$31.89211	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12221	to	$28.98016	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.83593	to	$23.76601	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.75944	to	$25.63821	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%
December 31, 2013	17,117	$12.69230	to	$24.38308	$301,627	0.00%	0.55%	to	3.25%	29.72%	to	38.05%

	AST Schroders Global Tactical Portfolio (expired April 28, 2017)
December 31, 2017	—	$10.72040	to	$19.19136	$—	0.00%	0.55%	to	3.25%	3.47%	to	4.40%
December 31, 2016	371,620	$10.31658	to	$18.46553	$5,282,558	0.00%	0.55%	to	3.25%	3.36%	to	6.23%
December 31, 2015	397,986	$9.85084	to	$17.62315	$5,403,210	0.00%	0.55%	to	3.25%	-3.78%	to	-1.09%
December 31, 2014	242,326	$11.66637	to	$18.13826	$3,390,732	0.00%	0.55%	to	3.25%	2.42%	to	5.28%
December 31, 2013	229,670	$11.25123	to	$17.46806	$3,115,315	0.00%	0.55%	to	3.25%	13.73%	to	17.41%

	AST RCM World Trends Portfolio
December 31, 2017	304,321	$12.40431	to	$17.84338	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95400	to	$15.65000	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.72707	to	$15.22173	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.02964	to	$15.54433	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	262,920	$10.76855	to	$15.07275	$3,225,999	0.00%	0.55%	to	3.25%	8.79%	to	11.82%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Global Thematic Portfolio
December 31, 2017	164,998	$13.66410	to	$20.34045	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85459	to	$17.72985	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43224	to	$17.17857	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72319	to	$17.69896	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%
December 31, 2013	155,830	$11.18390	to	$16.96442	$2,077,440	0.00%	0.55%	to	3.25%	12.50%	to	15.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2017	176,872	$12.07442	to	$16.64571	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93448	to	$15.11310	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54112	to	$14.63787	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79436	to	$15.06034	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%
December 31, 2013	160,349	$10.52772	to	$14.75766	$1,929,095	0.00%	0.55%	to	3.25%	6.25%	to	9.22%

	ProFund VP Consumer Services
December 31, 2017	19	$24.42613	to	$28.51417	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.51822	to	$24.22247	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.14569	to	$23.37776	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.68593	to	$22.45403	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%
December 31, 2013	27	$17.90731	to	$20.07642	$518	0.21%	0.55%	to	2.30%	36.73%	to	39.10%

	ProFund VP Consumer Goods
December 31, 2017	38	$18.50545	to	$22.30308	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45290	to	$19.49188	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25439	to	$18.92880	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96364	to	$18.27284	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%
December 31, 2013	25	$14.81554	to	$16.66911	$404	0.65%	0.55%	to	2.30%	25.57%	to	27.75%

	ProFund VP Financials
December 31, 2017	87	$11.74757	to	$24.34116	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.16752	to	$21.19040	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.01902	to	$15.80683	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.36637	to	$16.13532	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%
December 31, 2013	95	$8.48563	to	$14.36857	$863	0.43%	0.55%	to	2.30%	29.11%	to	31.35%

	ProFund VP Health Care
December 31, 2017	76	$22.65496	to	$28.34819	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.16551	to	$24.12204	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43335	to	$22.70228	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90350	to	$21.73588	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%
December 31, 2013	104	$16.46022	to	$17.66879	$1,795	0.29%	0.55%	to	2.30%	36.62%	to	38.99%

	ProFund VP Industrials
December 31, 2017	38	$17.52172	to	$25.52414	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64370	to	$20.96855	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.69577	to	$17.93702	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45439	to	$18.67500	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%
December 31, 2013	29	$13.04318	to	$17.78615	$422	0.53%	0.55%	to	2.35%	35.02%	to	37.43%

	ProFund VP Mid-Cap Growth
December 31, 2017	32	$18.53624	to	$23.56375	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.02726	to	$20.02751	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52475	to	$17.84091	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.81688	to	$17.88891	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%
December 31, 2013	42	$14.31437	to	$16.98714	$628	0.00%	0.55%	to	2.30%	27.59%	to	29.81%

	ProFund VP Mid-Cap Value
December 31, 2017	25	$17.02379	to	$22.13478	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74407	to	$20.12241	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95243	to	$16.27269	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.43790	to	$17.82890	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%
December 31, 2013	51	$13.40458	to	$16.27030	$759	0.34%	0.55%	to	2.30%	29.19%	to	31.43%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Real Estate
December 31, 2017	17	$12.57180	to	$24.37691	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90215	to	$23.21320	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.51586	to	$17.45217	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74265	to	$17.49199	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
December 31, 2013	44	$9.60879	to	$14.06912	$446	1.29%	0.55%	to	2.30%	-2.16%	to	-0.46%

	ProFund VP Small-Cap Growth
December 31, 2017	35	$19.69274	to	$28.13292	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83184	to	$25.62340	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17114	to	$21.92754	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34027	to	$22.30194	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%
December 31, 2013	68	$15.35942	to	$22.46084	$1,183	0.00%	0.55%	to	2.90%	36.47%	to	39.65%

	ProFund VP Small-Cap Value
December 31, 2017	17	$18.53206	to	$22.53087	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.22862	to	$20.64982	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.64566	to	$16.12404	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17487	to	$17.67642	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%
December 31, 2013	28	$14.62787	to	$16.79752	$448	0.21%	0.55%	to	2.00%	34.98%	to	36.92%

	ProFund VP Telecommunications
December 31, 2017	9	$12.18557	to	$19.08175	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.37959	to	$19.60331	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.36988	to	$16.20279	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45451	to	$16.04832	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%
December 31, 2013	14	$10.64000	to	$16.04617	$161	2.27%	0.55%	to	2.35%	9.50%	to	11.45%

	ProFund VP Utilities
December 31, 2017	35	$13.74388	to	$20.90968	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.70717	to	$19.00323	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.29562	to	$16.60493	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.34589	to	$17.83892	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%
December 31, 2013	49	$10.03284	to	$14.24930	$560	2.54%	0.55%	to	2.30%	10.77%	to	12.69%

	ProFund VP Large-Cap Growth
December 31, 2017	49	$18.74493	to	$26.52812	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30409	to	$21.78514	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.90752	to	$19.10939	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.69828	to	$18.51933	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%
December 31, 2013	84	$13.31507	to	$16.49009	$1,188	0.33%	0.55%	to	2.30%	27.73%	to	29.95%

	ProFund VP Large-Cap Value
December 31, 2017	56	$13.61134	to	$23.14808	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31037	to	$20.99659	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94123	to	$16.31041	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78374	to	$17.21581	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%
December 31, 2013	105	$11.12739	to	$15.66968	$1,312	0.94%	0.55%	to	2.30%	26.97%	to	29.18%

	AST Boston Partners Large-Cap Value Portfolio (expired April 28, 2017)
December 31, 2017	—	$11.10887	to	$19.06836	$—	0.00%	0.55%	to	3.25%	3.04%	to	3.97%
December 31, 2016	5,536	$10.68884	to	$18.36311	$88,476	0.00%	0.55%	to	3.25%	10.06%	to	13.12%
December 31, 2015	5,423	$9.46149	to	$16.29712	$77,722	0.00%	0.55%	to	3.25%	-7.86%	to	4.05%
December 31, 2014	6,072	$13.25293	to	$17.27505	$93,046	0.00%	0.55%	to	3.25%	6.68%	to	9.66%
December 31, 2013	5,993	$12.19594	to	$15.81555	$84,817	0.00%	0.55%	to	3.25%	24.20%	to	30.71%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2017	9,566	$14.04651	to	$27.28108	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43078	to	$20.27527	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.67760	to	$20.77175	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.27625	to	$18.95352	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%
December 31, 2013	7,114	$13.00723	to	$17.47295	$114,261	0.00%	0.55%	to	3.25%	32.06%	to	35.74%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2020
December 31, 2017	755	$10.94859	to	$12.94419	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.21589	to	$12.97944	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23155	to	$12.87816	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26177	to	$12.83200	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%
December 31, 2013	2,613	$10.48701	to	$12.22814	$30,751	0.00%	1.15%	to	3.25%	-9.55%	to	-7.59%

	AST Bond Portfolio 2017
December 31, 2017	171	$9.87099	to	$10.99786	$1,865	0.00%	1.90%	to	3.25%	-2.53%	to	-1.17%
December 31, 2016	6,459	$10.12709	to	$11.12803	$70,432	0.00%	1.90%	to	3.25%	-2.12%	to	-0.76%
December 31, 2015	6,710	$10.34648	to	$11.21325	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.67630	to	$11.41153	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%
December 31, 2013	8,655	$10.87944	to	$11.80555	$98,018	0.00%	1.15%	to	3.25%	-5.24%	to	-3.18%

	AST Bond Portfolio 2021
December 31, 2017	4,013	$11.47172	to	$13.56296	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67161	to	$13.50690	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82229	to	$13.39143	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.00532	to	$13.35471	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%
December 31, 2013	6,858	$11.52353	to	$12.71942	$81,707	0.00%	1.15%	to	3.25%	-10.02%	to	-8.07%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2017	15	$18.63656	to	$19.83481	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20157	to	$16.10771	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99408	to	$15.81779	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.92875	to	$15.67932	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%
December 31, 2013	37	$16.05615	to	$16.78881	$597	2.36%	1.40%	to	1.85%	17.76%	to	18.28%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2017	230	$3.93787	to	$4.20877	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97174	to	$3.16227	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.20583	to	$3.18208	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20106	to	$3.17517	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%
December 31, 2013	473	$2.14418	to	$3.09314	$1,417	0.39%	1.40%	to	1.85%	37.67%	to	38.29%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2017	18	$21.88231	to	$22.45154	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.66788	to	$18.06542	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.64510	to	$17.05290	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41188	to	$17.75964	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%
December 31, 2013	33	$18.03604	to	$18.31500	$602	0.00%	1.40%	to	1.85%	47.82%	to	48.48%

	AST Bond Portfolio 2022
December 31, 2017	3,125	$10.81598	to	$12.56843	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.00568	to	$12.51794	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17048	to	$12.43617	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.30860	to	$12.32246	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%
December 31, 2013	5,950	$10.59034	to	$11.29472	$64,899	0.00%	1.15%	to	3.25%	-12.68%	to	-10.78%

	AST Quantitative Modeling Portfolio
December 31, 2017	74,247	$12.49130	to	$16.10404	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66032	to	$13.70085	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11339	to	$12.95739	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.54716	to	$13.00950	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%
December 31, 2013	30,084	$11.59795	to	$12.28290	$358,117	0.00%	0.55%	to	2.25%	17.54%	to	21.72%

	AST BlackRock Global Strategies Portfolio
December 31, 2017	156,449	$11.30547	to	$13.58310	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.37548	to	$12.12852	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.02536	to	$11.40201	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68270	to	$11.81961	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%
December 31, 2013	159,964	$10.52625	to	$11.33041	$1,757,753	0.00%	0.55%	to	3.25%	7.25%	to	10.24%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2017	73	$21.24227	to	$21.71125	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92008	to	$18.25306	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.21986	to	$16.53517	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00412	to	$17.25814	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%
December 31, 2013	107	$15.64456	to	$15.80815	$1,674	0.45%	1.40%	to	1.85%	28.61%	to	29.18%

	AST Prudential Core Bond Portfolio
December 31, 2017	26,114	$10.03925	to	$11.89704	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.81877	to	$11.32083	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.73794	to	$10.92367	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09214	to	$11.01361	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%
December 31, 2013	14,767	$9.68326	to	$10.44169	$151,663	0.00%	0.55%	to	2.85%	-5.10%	to	-2.85%

	AST Bond Portfolio 2023
December 31, 2017	709	$9.35131	to	$10.42622	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50345	to	$10.58010	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.63768	to	$10.44565	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.69880	to	$10.30246	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%
December 31, 2013	21,962	$8.90118	to	$9.29219	$199,986	0.00%	1.15%	to	3.25%	-13.12%	to	-11.23%

	AST New Discovery Asset Allocation Portfolio
December 31, 2017	44,909	$12.98944	to	$15.18385	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52384	to	$13.10620	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40064	to	$12.63270	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71380	to	$12.86226	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	31,973	$11.30516	to	$12.30125	$383,555	0.00%	0.55%	to	3.15%	14.35%	to	18.26%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2017	661	$10.06002	to	$11.85714	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.38642	to	$10.92774	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65469	to	$9.95247	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.10774	to	$9.70400	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	150	$9.16475	to	$9.52764	$1,404	0.00%	0.55%	to	1.95%	-9.83%	to	-8.03%

	AST MFS Large-Cap Value Portfolio
December 31, 2017	9,130	$13.32560	to	$19.51393	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45474	to	$16.72215	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18463	to	$14.82181	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95451	to	$15.01238	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%
December 31, 2013	1,183	$12.28936	to	$13.69602	$15,936	0.00%	0.55%	to	2.70%	25.05%	to	33.76%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2017	1,614	$9.22494	to	$10.10027	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.52582	to	$10.21662	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.50916	to	$10.14192	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.55706	to	$9.97651	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%
December 31, 2013	7,249	$8.62024	to	$8.80746	$63,244	0.00%	1.15%	to	3.25%	-13.80%	to	11.93%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2017	2,206	$11.65250	to	$14.89447	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.80590	to	$11.11804	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92164	to	$9.87917	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56412	to	$9.85401	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%
December 31, 2013	117	$10.06910	to	$10.19183	$1,184	0.00%	0.55%	to	1.95%	0.71%	to	1.92%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2017	8,769	$13.85320	to	$17.16491	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80128	to	$14.57703	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36052	to	$12.75751	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.05572	to	$13.30316	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%
December 31, 2013	1,526	$11.56161	to	$11.77434	$17,800	0.00%	0.55%	to	2.65%	15.64%	to	17.75%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013 and expired April 28, 2017)
December 31, 2017	—	$8.97251	to	$11.88002	$—	0.00%	0.55%	to	1.95%	12.43%	to	12.95%
December 31, 2016	524	$7.98066	to	$10.52430	$4,410	0.00%	0.55%	to	1.95%	6.87%	to	8.39%
December 31, 2015	387	$7.46775	to	$9.72726	$2,999	0.00%	0.55%	to	1.95%	-18.47%	to	1.94%
December 31, 2014	175	$9.15902	to	$9.85996	$1,639	0.00%	0.55%	to	1.95%	-4.37%	to	-2.01%
December 31, 2013	48	$9.58150	to	$9.69426	$467	0.00%	0.55%	to	1.90%	-4.17%	to	-3.05%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2017	775,116	$11.24396	to	$11.69575	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54150	to	$10.87675	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86464	to	$10.09622	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37423	to	$10.53178	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	73,129	$9.51265	to	$9.57903	$695,654	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013 and expired April 28, 2017)
December 31, 2017	—	$10.69996	to	$11.94691	$—	0.00%	0.55%	to	3.25%	3.01%	to	3.94%
December 31, 2016	29,656	$10.38750	to	$11.49438	$329,065	0.00%	0.55%	to	3.25%	2.90%	to	5.76%
December 31, 2015	23,213	$10.09470	to	$10.86804	$245,656	0.00%	0.55%	to	3.25%	-2.99%	to	-0.28%
December 31, 2014	17,481	$10.47787	to	$10.89838	$187,270	0.00%	0.55%	to	3.15%	0.32%	to	3.01%
December 31, 2013	8,247	$10.39072	to	$10.58015	$86,639	0.00%	0.55%	to	3.15%	3.93%	to	5.81%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013 and expired April 28, 2017)
December 31, 2017	—	$9.67442	to	$10.80191	$—	0.00%	0.55%	to	3.25%	1.53%	to	2.45%
December 31, 2016	37,615	$9.52850	to	$10.54398	$382,210	0.00%	0.55%	to	3.25%	1.18%	to	3.99%
December 31, 2015	29,033	$9.41736	to	$10.13903	$286,280	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2014	17,739	$9.84515	to	$10.20498	$177,916	0.00%	0.55%	to	3.25%	1.69%	to	4.53%
December 31, 2013	8,260	$9.58831	to	$9.76317	$80,066	0.00%	0.55%	to	3.15%	-4.09%	to	-2.36%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2017	1,066	$13.70322	to	$17.85383	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.31680	to	$14.69891	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.31617	to	$13.35121	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.15982	to	$13.19717	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%
December 31, 2013	66	$11.61220	to	$11.72588	$766	0.00%	0.55%	to	2.00%	16.14%	to	17.26%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2017	758	$13.80718	to	$18.12665	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47070	to	$15.01238	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.43704	to	$13.61715	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.16782	to	$13.48446	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%
December 31, 2013	12	$11.64780	to	$11.76574	$136	0.00%	0.55%	to	2.05%	16.50%	to	17.66%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2017	457	$10.73577	to	$11.43018	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.89604	to	$11.62015	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.98948	to	$11.47154	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.13605	to	$11.37768	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2017	99,564	$12.73643	to	$13.45801	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.78774	to	$11.23906	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43320	to	$10.71721	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48352	to	$10.61730	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2017	2,312	$12.19042	to	$12.54184	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53192	to	$10.83766	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.04789	to	$10.12253	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23141	to	$10.25115	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2017	4,010	$12.60115	to	$13.13705	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71027	to	$11.16471	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.06579	to	$10.28399	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34076	to	$10.36085	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2017	5,558	$12.30380	to	$13.04299	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61061	to	$11.21314	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.95940	to	$10.49212	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.52974	to	$10.55012	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2017	3,494	$10.54172	to	$11.31622	$37,405	0.00%	0.55%	to	0.86%	5.04%	to	5.36%
December 31, 2016	2,928	$10.03318	to	$10.77246	$29,714	0.00%	0.55%	to	0.86%	5.96%	to	7.96%
December 31, 2015	2,048	$9.46604	to	$9.87073	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95303	to	$9.97233	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2017	1,743	$10.05440	to	$10.79189	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.41612	to	$10.11179	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26287	to	$9.95233	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68459	to	$9.69330	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2017	2,236	$12.89039	to	$13.75859	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.46987	to	$11.17400	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.03787	to	$10.08586	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28185	to	$10.29105	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2017	2,832	$10.33801	to	$10.49769	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03321	to	$10.19013	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77179	to	$9.84441	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01270	to	$10.03217	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2017	234	$10.00569	to	$11.08185	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.38820	to	$11.51129	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08497	to	$10.07218	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70452	to	$9.71324	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2017	431	$11.74152	to	$12.86089	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.94630	to	$10.91308	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26283	to	$9.32650	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40129	to	$10.41061	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2017	498	$9.38114	to	$10.05724	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47476	to	$10.17493	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44066	to	$9.85997	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72436	to	$9.73320	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2017	25,241	$11.58978	to	$12.11096	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31324	to	$10.62586	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.65663	to	$9.80980	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.93851	to	$9.95398	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2017	8,158	$9.58337	to	$10.21982	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67030	to	$10.09408	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79107	to	$10.00362	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2017	278	$10.49441	to	$10.72288	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32124	to	$10.51420	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92428	to	$10.05358	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2017	117	$10.28925	to	$10.56502	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16408	to	$10.40509	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.98850	to	$10.11344	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2017	144	$9.04615	to	$9.14317	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.10792	to	$9.21021	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.42930	to	$9.53988	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2017	147	$10.28126	to	$10.50562	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14477	to	$10.31575	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95389	to	$10.10343	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2017	271	$11.00302	to	$11.33873	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79109	to	$10.09492	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.53894	to	$9.83983	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2017	199	$9.05587	to	$9.70077	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.98901	to	$9.64576	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.38940	to	$9.73583	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2017	583	$11.49875	to	$13.07284	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29259	to	$10.58267	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30124	to	$9.95406	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2017	609	$9.85255	to	$10.27896	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67218	to	$9.81074	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.64856	to	$9.79147	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2017	319	$11.31771	to	$11.67517	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.96933	to	$10.60661	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.69848	to	$10.01474	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2017	1,097	$11.81898	to	$12.12978	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46420	to	$10.74472	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.60862	to	$9.87115	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2017	2,991	$11.55486	to	$12.02704	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.24971	to	$10.66757	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.95939	to	$9.97066	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2017	790	$11.63564	to	$11.93125	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.50627	to	$10.77213	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.97837	to	$9.98970	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2017	8,868	$9.67130	to	$10.09446	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73404	to	$9.94464	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2017	547	$13.44223	to	$13.55385	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.71702	to	$9.74026	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2017	222	$9.88886	to	$10.10283	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the

A 107

Note 7:	Financial Highlights (continued)

five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the base and maximum combined mortality and expense risk, and administration charges of the respective Contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential Premier Advisor Variable Annuity Series	0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series	0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No

A 108

Note 7:	Financial Highlights (continued)

withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent periodic payments distributed under the terms of the Contracts.

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Miscellaneous transactions-amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges-are various Contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

A 109

Note 9:	Subsequent Events

Subsequent to year-end, the following subaccount expired:

Expiration Date	Portfolio
January 2, 2018	AST Bond Portfolio 2017

A 110

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	AST J.P. Morgan Global Thematic Portfolio (1)
Prudential Diversified Bond Portfolio (1)	AST Goldman Sachs Multi-Asset Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Consumer Services (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Consumer Goods (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Financials (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Health Care (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Industrials (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Mid-Cap Growth (1)
Prudential Stock Index Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Global Portfolio (1)	ProFund VP Real Estate (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Small-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Small-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Telecommunications (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	ProFund VP Utilities (1)
Invesco V.I. Core Equity Fund (Series I) (1)	ProFund VP Large-Cap Growth (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Value (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Boston Partners Large-Cap Value Portfolio (2)
MFS Research Series (Initial Class) (1)	AST Jennison Large-Cap Growth Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST Bond Portfolio 2020 (1)
American Century VP Value Fund (Class I) (1)	AST Bond Portfolio 2017 (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Bond Portfolio 2021 (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Davis Value Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Bond Portfolio 2022 (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Quantitative Modeling Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Goldman Sachs Large-Cap Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Bond Portfolio 2023 (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Western Asset Emerging Markets Debt Portfolio (1)

A 111

AST High Yield Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2024 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST Goldman Sachs Mid-Cap Growth Portfolio (1)	AST QMA Emerging Markets Equity Portfolio (2)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Lord Abbett Core Fixed Income Portfolio (1)	AST BlackRock iShares ETF Portfolio (2)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Defensive Asset Allocation Portfolio (2)
AST MFS Growth Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST Bond Portfolio 2025 (1)
AST QMA US Equity Alpha Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Managed Equity Portfolio (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST Goldman Sachs Strategic Income Portfolio (1)
AST FI Pyramis Quantitative Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Advanced Strategies Portfolio (1)	AST AB Global Bond Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Government Money Market Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST International Value Portfolio (1)	AST Wellington Management Real Total Return Portfolio (1)
AST International Growth Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST Investment Grade Bond Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Western Asset Core Plus Bond Portfolio (1)	AST Emerging Managers Diversified Portfolio (1)
AST Bond Portfolio 2018 (1)	AST Columbia Adaptive Risk Allocation Portfolio (1)
AST Bond Portfolio 2019 (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Global Real Estate Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2027 (5)
AST Goldman Sachs Small-Cap Value Portfolio (1)	NVIT Emerging Markets Fund (Class D) (4)
AST Schroders Global Tactical Portfolio (2)	AST Bond Portfolio 2028 (3)
AST RCM World Trends Portfolio (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of net assets as of April 28, 2017 (date of expiration), statement of operations for the period January 1, 2017 through April 28, 2017, and statements of changes in net assets for the period January 1, 2017 through April 28, 2017 and the year ended December 31, 2016.

(3) Statement of net assets as of December 31, 2017, statement of operations and statement of changes in net assets for the period January 3, 2017 (commencement of operations) through December 31, 2017.

(4) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the year ended December 31, 2017 and for the period August 5, 2016 (commencement of operations) through December 31, 2016.

A 112

(5) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the year ended December 31, 2017 and for the period January 4, 2016 (commencement of operations) through December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 5, 2018

We have served as the auditor of one or more of the subaccounts in Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 113

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2017, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2017.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 8, 2018

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2017 and December 31, 2016 (in thousands, except share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2017 – $4,941,944; 2016 – $5,552,911)	$5,223,302	$5,617,549
Equity securities, available for sale, at fair value (cost: 2017 – $20,754; 2016 – $16,390)	23,122	16,756
Trading account assets, at fair value	56,281	35,328
Policy loans	1,161,101	1,166,456
Short-term investments	1,339	36,657
Commercial mortgage and other loans	1,083,419	1,150,381
Other long-term investments	263,074	344,463
Total investments	7,811,638	8,367,590
Cash and cash equivalents	212,569	96,157
Deferred policy acquisition costs	1,376,211	1,341,093
Accrued investment income	82,341	87,322
Reinsurance recoverables	32,555,500	28,674,226
Receivables from parent and affiliates	300,116	213,952
Other assets	465,467	279,222
Separate account assets	129,655,734	116,606,428
TOTAL ASSETS	$172,459,576	$155,665,990
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$20,036,134	$18,894,893
Future policy benefits	18,593,130	16,503,260
Securities sold under agreements to repurchase	0	68,904
Cash collateral for loaned securities	33,169	74,976
Income taxes	32,440	97,400
Payables to parent and affiliates	228,210	73,628
Other liabilities	1,060,123	849,698
Separate account liabilities	129,655,734	116,606,428
Total liabilities	169,638,940	153,169,187
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,141,092	986,062
Retained earnings	1,511,698	1,437,266
Accumulated other comprehensive income	165,346	70,975
Total equity	2,820,636	2,496,803
TOTAL LIABILITIES AND EQUITY	$172,459,576	$155,665,990
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2017, 2016, and 2015 (in thousands)

	2017	2016	2015
REVENUES
Premiums	$54,706	$(825,942)	$77,634
Policy charges and fee income	254,542	787,195	2,156,387
Net investment income	352,410	375,950	416,587
Asset administration fees	17,593	84,443	362,321
Other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,374)	(18,020)	(1,514)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	995	343	51
Other realized investment gains (losses), net	(72,807)	776,126	(207,075)
Total realized investment gains (losses), net	(80,186)	758,449	(208,538)
Total revenues	666,814	1,211,202	2,859,906
BENEFITS AND EXPENSES
Policyholders’ benefits	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Amortization of deferred policy acquisition costs	95,007	628,101	659,169
General, administrative and other expenses	271,533	220,733	1,030,014
Total benefits and expenses	496,551	889,854	2,362,544
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	170,263	321,348	497,362
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	324,917	395,217	508,003
Equity in earnings of operating joint venture, net of taxes	(485)	0	0
NET INCOME (LOSS)	$324,432	$395,217	$508,003
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	259	(8)	(507)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	164,482	74,040	(164,799)
Reclassification adjustment for (gains) losses included in net income	(26,998)	(64,540)	(9,902)
Net unrealized investment gains (losses)	137,484	9,500	(174,701)
Other comprehensive income (loss), before tax	137,743	9,492	(175,208)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	91	(3)	(177)
Net unrealized investment gains (losses)	43,281	3,325	(61,145)
Total	43,372	3,322	(61,322)
Other comprehensive income (loss), net of tax	94,371	6,170	(113,886)
Comprehensive income (loss)	$418,803	$401,387	$394,117

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2014	$2,500	$792,153	$3,557,144	$178,691	$4,530,488
Contributed capital		0			0
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income (loss)			508,003		508,003
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income (loss)					394,117
Balance, December 31, 2015	$2,500	$779,973	$3,635,147	$64,805	$4,482,425
Contributed capital		205,000			205,000
Dividend to parent			(2,593,098)		(2,593,098)
Contributed (distributed) capital-parent/child asset transfers		1,089			1,089
Comprehensive income:
Net income (loss)			395,217		395,217
Other comprehensive income (loss), net of tax				6,170	6,170
Total comprehensive income (loss)					401,387
Balance, December 31, 2016	$2,500	$986,062	$1,437,266	$70,975	$2,496,803
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			324,432		324,432
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					418,803
Balance, December 31, 2017	$2,500	$1,141,092	$1,511,698	$165,346	$2,820,636
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$324,432	$395,217	$508,003
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(142,781)	113,501	(8,770)
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Realized investment (gains) losses, net	80,186	(758,449)	208,538
Amortization and other non-cash items	(65,536)	(70,104)	(68,070)
Change in:
Future policy benefits	1,934,713	1,816,665	1,534,228
Reinsurance recoverables	(2,080,452)	(1,764,242)	(1,559,165)
Accrued investment income	(3,692)	12,709	(9,525)
Net payables to/receivables from parent and affiliates	43,913	(9,851)	20,299
Deferred policy acquisition costs	(183,884)	311,273	43,168
Income taxes	(74,156)	(45,147)	(36,879)
Derivatives, net	55,104	(198,861)	60,517
Other, net	47,594	(110,850)	76,374
Cash flows from (used in) operating activities	103,832	(6,919)	1,142,929
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,062,236	1,371,000	813,721
Short-term investments	72,725	260,027	823,112
Policy loans	143,655	137,778	135,449
Ceded policy loans	(15,188)	(8,989)	(9,129)
Commercial mortgage and other loans	254,635	209,263	219,379
Other long-term investments	31,192	12,479	15,633
Equity securities, available-for-sale	510	34,618	5,760
Trading account assets	214	1,595	1,500
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,315,508)	(2,465,763)	(1,719,015)
Short-term investments	(37,407)	(241,827)	(755,145)
Policy loans	(123,645)	(120,628)	(110,165)
Ceded policy loans	18,942	18,054	13,850
Commercial mortgage and other loans	(180,929)	(312,898)	(196,538)
Other long-term investments	(32,275)	(32,307)	(49,004)
Equity securities, available-for-sale	(5,000)	(5,000)	(31,063)
Trading account assets	(15,019)	0	(19,001)
Notes receivable from parent and affiliates, net	5,731	20,463	35,350
Derivatives, net	(17,569)	20,954	(12,164)
Other, net	(152,576)	(261)	(584)
Cash flows from (used in) investing activities	(305,276)	(1,101,442)	(838,054)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,540,655	4,289,697	3,839,784
Ceded policyholders’ account deposits	(3,083,049)	(2,430,570)	(1,109,311)
Policyholders’ account withdrawals	(2,682,445)	(2,505,219)	(2,134,373)
Ceded policyholders’ account withdrawals	1,692,756	1,072,151	50,016
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(110,710)	103,463	(25,002)
Dividend to parent	(250,000)	0	(430,000)

Contributed capital	148,500	405,321	0
Contributed (distributed) capital - parent/child asset transfers	2,354	1,676	(18,739)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	412,000
Repayments of debt (maturities longer than 90 days)	0	(125,000)	(739,000)
Drafts outstanding	59,795	22,713	5,084
Cash flows from (used in) financing activities	317,856	834,232	(149,541)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	116,412	(274,129)	155,334
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	96,157	370,286	214,952
CASH AND CASH EQUIVALENTS, END OF YEAR	$212,569	$96,157	$370,286
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$(45,538)	$(28,772)	$26,237
Interest paid	$2,179	$16,263	$53,122
Significant Non-Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other long-term investments related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Note 12 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”) and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan and other investments. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Variable Annuities Recapture
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable. These series of transactions are collectively referred to as the "Variable Annuities Recapture".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The financial statement impacts of these transactions were as follows:
Affected Financial Statement Lines Only
Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$10,702	$4,166	$(7,719)	$7,149
Cash and cash equivalents	496	0	12	508
Deferred policy acquisition costs	4,565	0	(3,449)	1,116
Reinsurance recoverables	24,781	(6,312)	10,267	28,736
Deferred sales inducements	550	0	(550)	0
Other assets	94	0	211	305
Income taxes	0	0	23	23
TOTAL ASSETS	151,859	(2,146)	(1,205)	148,508
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$91	$17	$0	$108
Short-term and long-term debt to affiliates(2)	1,385	0	(1,384)	1
Other liabilities	870	0	0	870
TOTAL LIABILITIES	147,554	17	(1,384)	146,187
EQUITY
Retained earnings(3)	3,337	(2,163)	258	1,432
Accumulated other comprehensive income	180	0	(79)	101
TOTAL EQUITY	4,305	(2,163)	179	2,321
TOTAL LIABILITIES AND EQUITY	151,859	(2,146)	(1,205)	148,508
Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $7.7 billion for asset transfers related to the reinsurance transaction with PALAC and Prudential Insurance, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)
The Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively.

(3)	Retained earnings includes dividends of $2.8 billion to Prudential Insurance, and then distributed to Prudential Financial, as part of the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(880)	$(880)
Realized investment gains (losses), net	(2,146)	2,951	805
TOTAL REVENUES	(2,146)	2,071	(75)
BENEFITS AND EXPENSES
Policyholders' benefits	0	(547)	(547)
General, administrative and other expenses	0	(211)	(211)
TOTAL BENEFITS AND EXPENSES	0	(758)	(758)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,146)	2,829	683
Income tax expense (benefit)	17	(23)	(6)
NET INCOME (LOSS)	$(2,163)	$2,852	$689
As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $7 billion and $0.7 billion to PALAC and Prudential Insurance, respectively, and established reinsurance recoverables of $10.3 billion. In addition, the Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.8 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.
The Company paid a dividend of $2.6 billion to Prudential Insurance, which was then distributed to Prudential Financial.
The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC and Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,166	$4,166	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Commercial Mortgages, Derivatives and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Insurance	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income”.
Equity securities, available-for-sale, at fair value is comprised of mutual funds and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2017 and 2016. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 12.
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real-estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 6 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
LIABILITIES
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 5 for additional information regarding policyholders’ account balances.
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 8 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017").
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.
Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets” and “Other long-term investments” for which the Company has elected the fair value option, and consolidated entities that follow specialized investment company fair value accounting.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, UPARC. The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 12, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
During the second quarter of 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.
The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
There have been no ASU adopted during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $7.9 million and total equity by $6.4 million after giving effect to offsetting items. See table below for the impact to the line items in the Consolidated Statements of
Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements
of Financial Position upon Adoption on January 1, 2018
(in thousands)
Increase / (Decrease)
Other long-term investments	$8,097
Total assets	$8,097
Policyholders’ dividends	$0
Income taxes	1,700
Total liabilities	1,700
Accumulated other comprehensive income (loss)	(1,539)
Retained earnings	7,936
Total equity	6,397
Total liabilities and equity	$8,097

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a
cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
3. INVESTMENTS
Fixed Maturities and Equity Securities
The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$95,851	$3,964	$0	$99,815	$0
Obligations of U.S. states and their political subdivisions	597,254	38,204	0	635,458	0
Foreign government bonds	128,058	7,536	496	135,098	0
Public utilities	677,702	61,588	1,058	738,232	0
Redeemable preferred stock	4,053	957	0	5,010	0
All other U.S. public corporate securities	1,254,140	105,524	2,580	1,357,084	(215)
All other U.S. private corporate securities	710,424	18,306	1,644	727,086	0
All other foreign public corporate securities	168,399	12,522	732	180,189	0
All other foreign private corporate securities	737,037	41,405	9,598	768,844	0
Asset-backed securities(1)	179,935	2,519	26	182,428	(138)
Commercial mortgage-backed securities	320,223	5,148	2,539	322,832	0
Residential mortgage-backed securities(2)	68,868	2,527	169	71,226	(220)
Total fixed maturities, available-for-sale	$4,941,944	$300,200	$18,842	$5,223,302	$(573)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$20,700	$2,291	$0	$22,991
Public utilities	54	40	0	94
Industrial, miscellaneous & other	0	37	0	37
Total equity securities, available-for-sale	$20,754	$2,368	$0	$23,122

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $2.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$154,180	$6,593	$33	$160,740	$0
Obligations of U.S. states and their political subdivisions	618,447	14,592	6,553	626,486	0
Foreign government bonds	111,025	2,143	4,386	108,782	0
Public utilities	706,536	33,950	10,519	729,967	0
Redeemable preferred stock	4,136	834	156	4,814	0
All other U.S. public corporate securities	1,802,350	67,908	28,846	1,841,412	(215)
All other U.S. private corporate securities	714,776	14,555	7,702	721,629	(236)
All other foreign public corporate securities	216,428	7,371	4,127	219,672	0
All other foreign private corporate securities	577,761	4,866	33,455	549,172	0
Asset-backed securities(1)	184,414	5,164	562	189,016	(2,534)
Commercial mortgage-backed securities	382,717	5,783	5,829	382,671	0
Residential mortgage-backed securities(2)	80,141	3,355	308	83,188	(274)
Total fixed maturities, available-for-sale	$5,552,911	$167,114	$102,476	$5,617,549	$(3,259)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$16,324	$441	$124	$16,641
Public utilities	66	2	28	40
Industrial, miscellaneous & other	0	75	0	75
Total equity securities, available-for-sale	$16,390	$518	$152	$16,756

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $8.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	16,522	210	11,959	286	28,481	496
Public utilities	26,466	380	27,354	678	53,820	1,058
Redeemable preferred stock	0	0	0	0	0	0
All other U.S. public corporate securities	36,100	304	102,490	2,276	138,590	2,580
All other U.S. private corporate securities	79,495	781	36,642	863	116,137	1,644
All other foreign public corporate securities	27,078	190	8,390	542	35,468	732
All other foreign private corporate securities	48,109	472	133,055	9,126	181,164	9,598
Asset-backed securities	6,351	22	317	4	6,668	26
Commercial mortgage-backed securities	49,823	285	93,403	2,254	143,226	2,539
Residential mortgage-backed securities	8,030	28	6,160	141	14,190	169
Total fixed maturities, available-for-sale	$297,974	$2,672	$419,770	$16,170	$717,744	$18,842
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	December 31, 2016
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$603	$33	$0	$0	$603	$33
Obligations of U.S. states and their political subdivisions	239,146	6,553	0	0	239,146	6,553
Foreign government bonds	81,074	4,055	1,690	331	82,764	4,386
Public utilities	207,226	7,847	21,394	2,672	228,620	10,519
Redeemable preferred stock	0	0	0	156	0	156
All other U.S. public corporate securities	568,763	20,695	73,575	8,151	642,338	28,846
All other U.S. private corporate securities	232,561	6,082	29,071	1,620	261,632	7,702
All other foreign public corporate securities	86,492	3,188	5,433	939	91,925	4,127
All other foreign private corporate securities	236,512	13,604	101,858	19,851	338,370	33,455
Asset-backed securities	37,355	492	49,346	70	86,701	562
Commercial mortgage-backed securities	191,674	5,827	947	2	192,621	5,829
Residential mortgage-backed securities	36,224	302	1,045	6	37,269	308
Total fixed maturities, available-for-sale	$1,917,630	$68,678	$284,359	$33,798	$2,201,989	$102,476
Equity securities, available-for-sale	$0	$0	$2,965	$152	$2,965	$152

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $13.9 million and $93.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.9 million and $9.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $16.2 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the energy and finance sectors. As of December 31, 2016, the $33.8 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, finance and utility sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
As of December 31, 2017, there were no gross unrealized losses on equity securities. As of December 31, 2016, $0.0 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, all of which had been in that position for more than twelve months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$87,018	$87,741
Due after one year through five years	707,958	722,359
Due after five years through ten years	1,064,550	1,107,779
Due after ten years	2,513,392	2,728,937
Asset-backed securities	179,935	182,428
Commercial mortgage-backed securities	320,223	322,832
Residential mortgage-backed securities	68,868	71,226
Total fixed maturities, available-for-sale	$4,941,944	$5,223,302
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$569,151	$833,562	$171,589
Proceeds from maturities/prepayments	492,944	495,969	642,503
Gross investment gains from sales and maturities	44,458	94,262	12,496
Gross investment losses from sales and maturities	(9,956)	(10,475)	(1,528)
OTTI recognized in earnings(2)	(7,379)	(17,677)	(1,463)
Equity securities, available-for-sale:
Proceeds from sales(3)	$510	$34,618	$5,732
Gross investment gains from sales	11	363	400
Gross investment losses from sales	0	(1,933)	0
OTTI recognized in earnings	(136)	0	(3)

(1)	Includes $(0.1) million, $(1.5) million and $0.4 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

(3)	Includes $(0.0) million of non-cash related proceeds for the year ended December 31, 2015. There were no non-cash related proceeds for the years ended December 31, 2017 and 2016.
The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$5,520	$7,041
New credit loss impairments	424	522
Additional credit loss impairments on securities previously impaired	664	6
Increases due to the passage of time on previously recorded credit losses	106	242
Reductions for securities which matured, paid down, prepaid or were sold during the period	(1,909)	(1,294)
Reductions for securities impaired to fair value during the period(1)	(327)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(104)	(339)
Assets transferred to parent and affiliates	0	(658)
Balance, end of period	$4,374	$5,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Trading Account Assets
The following table sets forth the composition of “Trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Fixed maturities	$38,279	$38,793	$23,555	$19,558
Equity securities	11,940	17,488	11,929	15,770
Total trading account assets	$50,219	$56,281	$35,484	$35,328
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $6.2 million, $0.6 million and $(3.4) million during the years ended December 31, 2017, 2016 and 2015, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$356,694	32.9%	$318,667	27.7%
Hospitality	16,529	1.5	54,597	4.7
Industrial	180,619	16.7	185,682	16.1
Office	159,646	14.7	161,980	14.1
Other	99,119	9.1	124,465	10.8
Retail	205,367	18.9	243,225	21.1
Total commercial mortgage loans	1,017,974	93.8	1,088,616	94.5
Agricultural property loans	67,239	6.2	63,323	5.5
Total commercial mortgage and agricultural property loans by property type	1,085,213	100.0%	1,151,939	100.0%
Valuation allowance	(1,794)		(1,558)
Total commercial mortgage and other loans	$1,083,419		$1,150,381
As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (25%), Texas (12%) and New York (6%)) and included loans secured by properties in Australia and Europe.
The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$1,513	$45	$1,558
Addition to (release of) allowance for losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,728	$66	$1,794

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$2,587	$64	$2,651
Addition to (release of) allowance for losses	(1,074)	(19)	(1,093)
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,513	$45	$1,558
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,728	66	1,794
Total ending balance(1)	$1,728	$66	$1,794
Recorded investment(2):
Individually evaluated for impairment	$2,316	$1,153	$3,469
Collectively evaluated for impairment	1,015,658	66,086	1,081,744
Total ending balance(1)	$1,017,974	$67,239	$1,085,213

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,513	45	1,558
Total ending balance(1)	$1,513	$45	$1,558
Recorded investment(2):
Individually evaluated for impairment	$2,528	$0	$2,528
Collectively evaluated for impairment	1,086,088	63,323	1,149,411
Total ending balance(1)	$1,088,616	$63,323	$1,151,939

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$606,846	$21,709	$705	$629,260
60%-69.99%	333,185	9,594	2,010	344,789
70%-79.99%	84,492	26,439	0	110,931
80% or greater	0	0	233	233
Total commercial mortgage and agricultural property loans	$1,024,523	$57,742	$2,948	$1,085,213

	December 31, 2016
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$732,473	$19,844	$0	$752,317
60%-69.99%	267,122	7,515	900	275,537
70%-79.99%	88,811	30,533	0	119,344
80% or greater	4,503	0	238	4,741
Total commercial mortgage and agricultural property loans	$1,092,909	$57,892	$1,138	$1,151,939
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,017,974	$0	$0	$0	$1,017,974	$0
Agricultural property loans	67,239	0	0	0	67,239	0
Total	$1,085,213	$0	$0	$0	$1,085,213	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,088,616	$0	$0	$0	$1,088,616	$0
Agricultural property loans	63,323	0	0	0	63,323	0
Total	$1,151,939	$0	$0	$0	$1,151,939	$0

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2017, there were $147 million of commercial mortgage and other loans sold. For the year ended December 31, 2016, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were no transfers of commercial mortgage and other loans to related parties. For the year ended December 31, 2016, the Company transferred $631 million of commercial mortgage and other loans to related parties.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2017 and 2016, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For additional information relating to the accounting for troubled debt restructurings, see Note 2.
Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Company's investment in separate accounts	$37,404	$34,088
Joint ventures and limited partnerships:
Private equity	159,643	139,493
Hedge funds	53,792	81,104
Real estate-related	12,226	11,912
Total joint ventures and limited partnerships	225,661	232,509
Derivatives	9	77,866
Total other long-term investments	$263,074	$344,463
As of both December 31, 2017 and 2016, the Company had no significant equity method investments.
Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$230,060	$242,351	$269,073
Equity securities, available-for-sale	0	1	2
Trading account assets	1,718	2,051	2,800
Commercial mortgage and other loans	52,127	58,940	86,354
Policy loans	63,884	62,735	62,304
Short-term investments and cash equivalents	1,090	1,767	1,042
Other long-term investments	23,518	29,512	17,739
Gross investment income	372,397	397,357	439,314
Less: investment expenses	(19,987)	(21,407)	(22,727)
Net investment income	$352,410	$375,950	$416,587
The carrying value of non-income producing assets included $0.4 million in fixed maturities as of December 31, 2017. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities	$27,123	$66,110	$9,505
Equity securities	(125)	(1,570)	397
Commercial mortgage and other loans	(337)	29,584	1,503
Joint ventures and limited partnerships	(221)	(229)	320
Derivatives(1)	(106,625)	664,533	(220,292)
Short-term investments and cash equivalents	(1)	21	29
Realized investment gains (losses), net	$(80,186)	$758,449	$(208,538)

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.
Net Unrealized Gains (Losses) on Investments
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,609	$4,883	$5,196
Fixed maturity securities, available-for-sale—all other	279,749	59,755	59,930
Equity securities, available-for-sale	2,368	366	(2,636)
Derivatives designated as cash flow hedges(1)	(17,678)	40,931	48,271
Affiliated notes	4,782	5,056	5,064
Other investments	3,588	1,441	1,208
Net unrealized gains (losses) on investments	$274,418	$112,432	$117,033

(1)	See Note 10 for more information on cash flow hedges.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$68,904	$0	$68,904
Total securities sold under agreements to repurchase(1)	$0	$0	$0	$68,904	$0	$68,904

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,460	$22,460	$0	$0	$0
Foreign government bonds	6,157	0	6,157	6,827	0	6,827
U.S. public corporate securities	4,074	0	4,074	62,584	0	62,584
Foreign public corporate securities	478	0	478	5,565	0	5,565
Total cash collateral for loaned securities(1)	$10,709	$22,460	$33,169	$74,976	$0	$74,976

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$32,109	$140,810
Total securities pledged	$32,109	$140,810
Liabilities supported by pledged collateral:
Cash collateral for loaned securities	$33,169	$74,976
Securities sold under agreements to repurchase	0	68,904
Total liabilities supported by pledged collateral	$33,169	$143,880
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. As of December 31, 2017 and 2016, the fair value of this collateral was $148.0 million and $58.4 million, respectively, none of which had either been sold or repledged.
As of December 31, 2017, there were fixed maturities of $3.8 million on deposit with governmental authorities or trustees as required by certain insurance laws. As of December 31, 2016, there were fixed maturities and short-term investments of $3.2 million and $0.6 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2017	2016	2015
	(in thousands)
Balance, beginning of year	$1,341,093	$5,129,931	$5,081,938
Capitalization of commissions, sales and issue expenses	278,892	316,828	616,002
Amortization-Impact of assumption and experience unlocking and true-ups	(16,140)	130,652	112,039
Amortization-All other	(78,867)	(758,753)	(771,208)
Change in unrealized investment gains and losses	(5,363)	(28,723)	91,160
Other(1)	(143,404)	(3,448,842)	0
Balance, end of year	$1,376,211	$1,341,093	$5,129,931

(1)	Represents ceded DAC upon reinsurance agreements with GUL Re in 2017 and PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

5. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Life insurance – domestic	$11,144,405	$9,643,227
Life insurance – Taiwan	1,400,050	1,240,353
Individual and group annuities and supplementary contracts	565,971	548,064
Other contract liabilities	5,482,704	5,071,616
Total future policy benefits	$18,593,130	$16,503,260
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with approximately 0.7% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 2.0% to 3.6%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Interest-sensitive life contracts	$15,460,543	$14,593,376
Individual annuities	3,132,751	2,861,882
Guaranteed interest accounts	264,239	310,321
Other	1,178,601	1,129,314
Total policyholders’ account balances	$20,036,134	$18,894,893
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.8% to 4.4% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other.
6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$94,605,484	N/A	$85,056,405	N/A
Net amount at risk	$23,143	N/A	$178,806	N/A
Average attained age of contractholders	65 years	N/A	64 years	N/A
Minimum return or contract value
Account value	$21,331,358	$105,887,964	$20,091,528	$95,908,923
Net amount at risk	$1,309,080	$1,729,783	$2,039,249	$2,875,524
Average attained age of contractholders	69 years	66 years	68 years	65 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2017	December 31, 2016(2)

	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$3,496,913	$3,125,804
General account value	$7,209,522	$6,234,678
Net amount at risk	$135,077,843	$119,838,053
Average attained age of contractholders	55 years	55 years

(1)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2017	December 31, 2016(1)
	(in thousands)
Equity funds	$65,755,874	$59,482,605
Bond funds	44,672,897	36,221,736
Money market funds	2,415,670	6,557,987
Total	$112,844,441	$102,262,328

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the amounts invested in separate account investment options above, $3.1 billion at December 31, 2017 and $2.9 billion at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 12 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2014	$321,217	$2,921,933	$39,681	$4,993,610	$8,276,441
Incurred guarantee benefits(1)	95,747	538,906	(6,900)	211,825	839,578
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	0	(57,770)
Changes in unrealized investment gains and losses	(6,049)	(193,207)	(225)	0	(199,481)
Balance as of December 31, 2015	376,894	3,245,821	30,618	5,205,435	8,858,768
Incurred guarantee benefits(1)	48,832	746,130	(1,693)	(164,427)	628,842
Paid guarantee benefits	(38,661)	(35,894)	(1,892)	0	(76,447)
Changes in unrealized investment gains and losses	928	102,124	5	0	103,057
Balance as of December 31, 2016	387,993	4,058,181	27,038	5,041,008	9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Changes in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance as of December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. There was no deferred sales inducements balance at December 31, 2017 and 2016. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2014	$836,791
Capitalization	6,462
Amortization-Impact of assumption and experience unlocking and true-ups	21,829
Amortization-All other	(183,843)
Change in unrealized investment gains (losses)	3,605
Balance as of December 31, 2015	684,844
Capitalization	932
Amortization-Impact of assumption and experience unlocking and true-ups	11,817
Amortization-All other	(144,670)
Change in unrealized investment gains (losses)	(2,802)
Other(1)	(550,121)
Balance as of December 31, 2016	0
Capitalization	0
Amortization-Impact of assumption and experience unlocking and true-ups	0
Amortization-All other	0
Change in unrealized investment gains (losses)	0
Other	0
Balance as of December 31, 2017	$0

(1)	Represents ceded DSI upon reinsurance agreements with PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.
7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(503) million, $578 million and $593 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,365 million and $1,250 million at December 31, 2017 and 2016, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2018 without prior approval. The Company paid dividends to Prudential Insurance of $250 million, $2,593 million and $430 million in 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$(52,501)	$(99,443)	$105,992
State and local	0	49	129
Total	(52,501)	(99,394)	106,121
Deferred tax expense (benefit):
U.S. Federal	(102,153)	25,525	(116,762)
Total	(102,153)	25,525	(116,762)
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	43,372	3,322	(61,322)
Additional paid-in capital	824	587	(6,560)
Total income tax expense (benefit)	$(110,458)	$(69,960)	$(78,523)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Expected federal income tax expense	$59,591	$112,472	$174,077
Non-taxable investment income	(157,408)	(146,324)	(161,407)
Tax credits	(29,506)	(30,916)	(24,232)
Domestic production activities deduction, net	(10,448)	(9,488)	0
Changes in tax law	(17,576)	0	0
Other	693	387	921
Reported income tax expense (benefit)	$(154,654)	$(73,869)	$(10,641)
Effective tax rate	(90.8)%	(22.9)%	(2.1)%
The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2017, 2016 and 2015 was (90.8)%, (22.9)% and (2.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.
The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $17.6 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was comprised of the following component:

•	$17.6 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%
As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $155 million of the total $157 million of 2017 non-taxable investment income, $142 million of the total $146 million of 2016 non-taxable investment income, and $161 million of the total $161 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Insurance reserves	$171,504	$148,115
Other	0	1,966
Deferred tax assets	171,504	150,081
Deferred tax liabilities:
Deferred policy acquisition costs	39,501	45,405
Net unrealized gains on securities	61,294	24,949
Investments	96,385	171,303
Other	7,944	0
Deferred tax liabilities	205,124	241,657
Net deferred tax asset (liability)	$(33,620)	$(91,576)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2017 and 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $170 million, $321 million and $497 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in thousands)
Balance at January 1,	$9,488	$0	$0
Increases in unrecognized tax benefits-prior years	12,373	4,744	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	8,335	4,744	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$30,196	$9,488	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$30,196	$9,488	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2017, the Company remains subject to examination in the U.S. for tax years 2014 through 2016.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$80,611	$19,204	$0	$99,815
Obligations of U.S. states and their political subdivisions	0	635,458	0	0	635,458
Foreign government bonds	0	134,924	174	0	135,098
U.S. corporate public securities	0	1,779,935	1,154	0	1,781,089
U.S. corporate private securities	0	901,080	60,158	0	961,238
Foreign corporate public securities	0	182,243	209	0	182,452
Foreign corporate private securities	0	837,766	13,900	0	851,666
Asset-backed securities(4)	0	71,400	111,028	0	182,428
Commercial mortgage-backed securities	0	322,832	0	0	322,832
Residential mortgage-backed securities	0	71,226	0	0	71,226
Subtotal	0	5,017,475	205,827	0	5,223,302
Trading account assets:
Corporate securities	0	38,793	0	0	38,793
Asset-backed securities(4)	0	0	0	0	0
Equity securities	0	0	17,488	0	17,488
Subtotal	0	38,793	17,488	0	56,281
Equity securities, available-for-sale	94	22,991	37	0	23,122
Short-term investments	0	0	1,339	0	1,339
Cash equivalents	0	28,007	0	0	28,007
Other long-term investments(6)	0	115,094	0	(115,086)	8
Reinsurance recoverables(5)	0	0	5,457,649	0	5,457,649
Receivables from parent and affiliates	0	132,571	0	0	132,571
Subtotal excluding separate account assets	94	5,354,931	5,682,340	(115,086)	10,922,279
Separate account assets(2)(7)	0	125,543,035	0	0	125,543,035
Total assets	$94	$130,897,966	$5,682,340	$(115,086)	$136,465,314
Future policy benefits(3)	$0	$0	$5,452,583	$0	$5,452,583
Policyholders' account balances	0	0	46,651	0	46,651
Payables to parent and affiliates	0	74,378	0	(69,718)	4,660
Total liabilities	$0	$74,378	$5,499,234	$(69,718)	$5,503,894

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$160,740	$0	$0	$160,740
Obligations of U.S. states and their political subdivisions	0	626,486	0	0	626,486
Foreign government bonds	0	108,782	0	0	108,782
U.S. corporate public securities	0	2,306,409	55,109	0	2,361,518
U.S. corporate private securities	0	851,585	32,699	0	884,284
Foreign corporate public securities	0	221,848	0	0	221,848
Foreign corporate private securities	0	584,268	14,748	0	599,016
Asset-backed securities(4)	0	169,160	19,856	0	189,016
Commercial mortgage-backed securities	0	382,671	0	0	382,671
Residential mortgage-backed securities	0	83,188	0	0	83,188
Subtotal	0	5,495,137	122,412	0	5,617,549
Trading account assets:
Corporate securities	0	19,256	0	0	19,256
Asset-backed securities(4)	0	302	0	0	302
Commercial mortgage-backed securities	0	0	0	0	—
Equity securities	0	0	15,770	0	15,770
Subtotal	0	19,558	15,770	0	35,328
Equity securities, available-for-sale	41	16,640	75	0	16,756
Short-term investments	31,007	5,650	0	0	36,657
Cash equivalents	5,644	1,998	0	0	7,642
Other long-term investments(6)	0	90,884	0	(13,019)	77,865
Reinsurance recoverables	0	0	5,474,263	0	5,474,263
Receivables from parent and affiliates	0	131,144	6,493	0	137,637
Subtotal excluding separate account assets	36,692	5,761,011	5,619,013	(13,019)	11,403,697
Separate account assets(2)(7)	0	116,040,888	0	0	116,040,888
Total assets	$36,692	$121,801,899	$5,619,013	$(13,019)	$127,444,585
Future policy benefits(3)	$0	$0	$5,041,007	$0	$5,041,007
Policyholders' account balances	0	0	20,337	0	20,337
Payables to parent and affiliates	0	12,854	0	(12,854)	0
Total liabilities	$0	$12,854	$5,061,344	$(12,854)	$5,061,344

(1)
“Netting” amounts represent cash collateral of $45.4 million and $0.2 million as of December 31, 2017 and 2016, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2017, the net embedded derivative liability position of $5,453 million includes $823 million of embedded derivatives in an asset position and $6,276 million of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5,041 million includes $1,157 million of embedded derivatives in an asset position and $6,198 million of embedded derivatives in a liability position.

(4)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2017 and December 31, 2016, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.7 million and $0.9 million, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at net asset value per share (or its equivalent). At December 31, 2017 and December 31, 2016, the fair values of separate account assets excluded from the fair value hierarchy were $4,113 million and $566 million, respectively.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also had an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company paid a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk was accounted for as an embedded derivative which was included in “Reinsurance recoverables” as of December 31, 2016. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that are attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative included capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described under "Derivative Instruments".
Transfers between Levels 1 and 2 - Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company's Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the years ended December 31, 2017 and 2016, there were no transfers between Level 1 and Level 2.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$36,966	Discounted cash flow	Discount rate	5.06%	22.23%	7.33%	Decrease
		Liquidation	Liquidation value	25%	25%	25%	Increase
Reinsurance recoverables(13)	$5,457,649	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(7)	$5,452,583	Discounted cash flow	Lapse rate(8)	1%	12%		Decrease
			Spread over LIBOR(4)	0.12%	1.10%		Decrease
			Utilization rate(9)	52%	97%		Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$45,715	Discounted cash flow	Discount rate	4.54%		15.00%		8.06%		Decrease
		Market comparables	EBITDA multiples(2)	4.0	X	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	98.21%		98.21%		98.21%		Increase
Reinsurance recoverables - Living Benefits	$5,041,262	Fair values are determined in the same manner as future policy benefits
Reinsurance recoverables - No Lapse Guarantee	$433,001	Discounted cash flow	Lapse rate(3)	0%		12%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Mortality rate(5)	0%		31%				Decrease
			Premium payment(6)	0.65	X	0.95	X			Decrease
Liabilities:
Future policy benefits(7)	$5,041,007	Discounted cash flow	Lapse rate(8)	0%		13%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Utilization rate(9)	52%		96%				Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%		14%				Decrease
			Equity volatility curve	16%		25%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization, ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, policyholders are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). The multiples vary by funding level and policy duration. If the resulting premium in any duration is smaller than the minimum annual premium required to maintain the no-lapse guarantee, policyholders are assumed to pay the minimum annual premium. Policyholders are assumed to stop premium payments once the no-lapse guarantee is fully funded. The range shown as of December 31, 2016 excludes multiples for the first duration since all contracts are beyond the first duration. Assumption ranges for prior periods include first duration multiples.

(7)
Future policy benefits primarily represent general account liabilities for the living benefit guarantees of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(12)	Includes assets classified as fixed maturities available-for-sale.

(13)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$0	$102,556	$19,856	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(2,198)	4,199	0
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	1,590	(3,178)	0
Net investment income	0	158	112	0
Purchases	15,634	18,022	108,731	1,493
Sales	0	(52,287)	(7,471)	0
Issuances	0	0	0	0
Settlements	0	(24,770)	(55,372)	0
Transfers into Level 3(1)	0	42,125	78,159	0
Transfers out of Level 3(1)	0	(6,193)	(34,008)	(1,493)
Other(3)	3,570	(3,582)	0	0
Fair value, end of period	$19,204	$75,421	$111,028	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(2,736)	$0	$0
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Short term Investments	Other Long- term Investments
	(in thousands)
Fair value, beginning of period	$0	$15,770	$75	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	0	1,707	0	0	0
Included in other comprehensive income (loss)	0	0	(38)	0	0
Net investment income	0	0	0	0	0
Purchases	0	0	0	8,425	0
Sales	0	0	0	(1)	0
Issuances	0	0	0	0	0
Settlements	0	0	0	(7,085)	0
Transfers into Level 3(1)	0	0	0	0	16
Transfers out of Level 3(1)	0	0	0	0	(16)
Other(3)	0	11	0	0	0
Fair value, end of period	$0	$17,488	$37	$1,339	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$2,345	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(158,623)	0	463,432	(30,991)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	0	0	0	0
Purchases	902,110	0	0	0
Sales	0	0	0	0
Issuances	0	0	(875,008)	0
Settlements	0	0	0	4,677
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(6,493)	0	0
Other(3)	(760,101)	0	0	0
Fair value, end of period	$5,457,649	$0	$(5,452,583)	$(46,651)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(315,998)	$0	$313,532	$(30,991)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$95,492	$173,347	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(277)	(891)	0
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	(1,018)	158	0
Net investment income	54	149	0
Purchases	5,459	21,473	0
Sales	(9,928)	(44,486)	0
Issuances	0	0	0
Settlements	(10,728)	(1,071)	0
Transfers into Level 3(1)	29,881	48,957	0
Transfers out of Level 3(1)	(6,379)	(177,780)	0
Other(3)	0	0	0
Fair value, end of period	$102,556	$19,856	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(560)	$(1,378)	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities Available-For-Sale	Other Long-term Investments
	(in thousands)
Fair value, beginning of period	$0	$18,248	$165	$5,704
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	0	0	0	0
Asset management fees and other income	(32)	192	0	0
Included in other comprehensive income (loss)	0	0	(90)	0
Net investment income	0	0	0	(67)
Purchases	0	0	0	102
Sales	0	(5,930)	0	0
Issuances	0	0	0	0
Settlements	(527)	0	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	(2,479)
Other	559	3,260	0	(3,260)
Fair value, end of period	$0	$15,770	$75	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$(769)	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$4,940,011	$5,000	$(5,205,434)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(281,009)	(13)	975,823	(8,463)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	16	0	0
Net investment income	0	0	0	0
Purchases	815,261	6,500	0	0
Sales	0	(1,987)	0	0
Issuances	0	0	(811,396)	0
Settlements	0	0	0	(5,972)
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(2,464)	0	0
Other	0	(559)	0	(5,902)
Fair value, end of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$4,326,977	$0	$866,386	$(8,463)
Asset management fees and other income	$0	$0	$0	$0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(1,533)	$42	$0
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$262	$(939)	$0
Net investment income	$30	$52	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(1,392)	$0	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Other Long- term Investments
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$337	$1,912
Asset management fees and other income	$0	$2,207	$0	$0
Included in other comprehensive income (loss)	$0	$0	$(245)	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$1,744
Asset management fees and other income	$0	$2,162	$0	$0

	Year Ended December 31, 2015
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net (4)	$(635,006)	$0	$505,416	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(17)	$0	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(482,828)	$0	$381,057	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)
Other, except for Reinsurance recoverables, primarily represents reclassifications of certain assets and liabilities between reporting categories. Other for Reinsurance Recoverables for the year ended December 31, 2017, represents the Company's recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC and the discontinuation of embedded derivative accounting, effective July 1, 2017.

(4)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(5)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(6)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,111,625	$1,111,625	$1,083,419
Policy loans	0	0	1,161,101	1,161,101	1,161,101
Cash and cash equivalents	36,562	148,000	0	184,562	184,562
Accrued investment income	0	82,341	0	82,341	82,341
Receivables from parent and affiliates	0	167,545	0	167,545	167,545
Other assets	0	50,407	0	50,407	50,407
Total assets	$36,562	$448,293	$2,272,726	$2,757,581	$2,729,375
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,178,583	$276,435	$1,455,018	$1,458,599
Securities sold under agreements to repurchase	0	0	0	0	0
Cash collateral for loaned securities	0	33,169	0	33,169	33,169
Payables to parent and affiliates	0	223,550	0	223,550	223,550
Other liabilities	0	362,592	0	362,592	362,592
Total liabilities	$0	$1,797,894	$276,435	$2,074,329	$2,077,910

	December 31, 2016(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,181,582	$1,181,582	$1,150,381
Policy loans	0	0	1,166,456	1,166,456	1,166,456
Cash and cash equivalents	30,149	58,366	0	88,515	88,515
Accrued investment income	0	87,322	0	87,322	87,322
Receivables from parent and affiliates	0	76,315	0	76,315	76,315
Other assets	0	37,969	0	37,969	37,969
Total assets	$30,149	$259,972	$2,348,038	$2,638,159	$2,606,958
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,129,378	$253,007	$1,382,385	$1,386,099
Securities sold under agreements to repurchase	0	68,904	0	68,904	68,904
Cash collateral for loaned securities	0	74,976	0	74,976	74,976
Payables to parent and affiliates	0	73,628	0	73,628	73,628
Other liabilities	0	305,969	0	305,969	305,969
Total liabilities	$0	$1,652,855	$253,007	$1,905,862	$1,909,576

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $49 million and $35 million, respectively. The carrying values of these investments were $41 million and $32 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products which may include guaranteed benefit features that are accounted for as embedded derivatives; related to these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 12 for additional information on the recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

These embedded derivatives and reinsurance agreements, also accounted as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives which are recorded with the associated host and related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Total Qualifying Hedges	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$246,925	$23,032	$0	$101,076	$8,215	$0
Foreign Currency
Foreign Currency Forwards	16,320	0	(376)	13,447	216	(20)
Credit
Credit Default Swaps	1,594	0	(96)	3,000	0	(281)
Currency/Interest Rate
Foreign Currency Swaps	95,145	4,347	(5,600)	56,626	7,789	(211)
Equity
Equity Options	1,277,102	69,472	(23,500)	649,807	30,624	(10,507)
Total Non-Qualifying Hedges	$1,637,086	$96,851	$(29,572)	$823,956	$46,844	$(11,019)
Total Derivatives (1)	$2,286,991	$115,094	$(74,378)	$1,259,558	$90,884	$(12,854)

(1)	Excludes embedded derivatives and related reinsurance recoverables which contain multiple underlyings.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $5,453 million and $5,041 million as of December 31, 2017 and December 31, 2016, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables," was an asset of $5,458 million and $5,474 million as of December 31, 2017 and December 31, 2016, respectively. Of these reinsurance recoverables, the fair value related to the living benefits guarantee from PALAC and Prudential Insurance was an asset of $5,445 million and $5,041 million and the fair value related to the Prudential Premier® Retirement Variable Annuity from Union Hamilton was an asset of $13 million and $0 million of December 31, 2017 and December 31, 2016, respectively. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting. The fair value related to the no-lapse guarantee from UPARC was an asset of $433 million as of December 31, 2016. See Note 12 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $47 million and $20 million as of December 31, 2017 and December 31, 2016, respectively. There was no related reinsurance recoverable.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$115,086	$(115,086)	$0	$0	$0
Securities purchased under agreements to resell	148,000	0	148,000	(148,000)	0
Total Assets	$263,086	$(115,086)	$148,000	$(148,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$74,378	$(69,718)	$4,660	$(245)	$4,415
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$74,378	$(69,718)	$4,660	$(245)	$4,415

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$90,877	$(13,019)	$77,858	$(77,858)	$0
Securities purchased under agreements to resell	58,366	0	58,366	(58,366)	0
Total Assets	$149,243	$(13,019)	$136,224	$(136,224)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$12,854	$(12,854)	$0	$0	$0
Securities sold under agreements to repurchase	68,904	0	68,904	(68,904)	0
Total Liabilities	$81,758	$(12,854)	$68,904	$(68,904)	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$6,071	$(8,234)	$(58,609)
Total qualifying hedges	0	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(7,245)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total non-qualifying hedges	(106,625)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$4,055	$1,638	$(7,340)
Total qualifying hedges	0	4,055	1,638	(7,340)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	186,419	0	0	0
Currency	1,657	0	0	0
Currency/Interest Rate	8,960	0	(15)	0
Credit	(535)	0	0	0
Equity	350	0	0	0
Embedded Derivatives	467,682	0	0	0
Total non-qualifying hedges	664,533	0	(15)	0
Total	$664,533	$4,055	$1,623	$(7,340)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$3,297	$1,879	$36,686
Total qualifying hedges	0	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	0	0	0
Currency	211	0	0	0
Currency/Interest Rate	11,533	0	209	0
Credit	90	0	0	0
Equity	(35,276)	0	0	0
Embedded Derivatives	(274,008)	0	0	0
Total non-qualifying hedges	(220,292)	0	209	0
Total	$(220,292)	$3,297	$2,088	$36,686

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2017, 2016 and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2014	$11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)
Balance, December 31, 2015	48,271
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	575
Amount reclassified into current period earnings	(7,915)
Balance, December 31, 2016	40,931
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(59,712)
Amount reclassified into current period earnings	1,103
Balance, December 31, 2017	$(17,678)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of $6 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

As of December 31, 2017, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 39 years.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
As of December 31, 2017 and 2016, the Company has not written credit protection.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $3 million reported at fair value as a liability of $0.1 million and $0.3 million as of December 31, 2017 and 2016, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
11. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2017 and 2016, the outstanding balances on these commitments were $15 million and $49 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2017 and 2016, $196 million and $133 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that set out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $30 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.
Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.
Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act ("RICO")) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. Pruco Life
In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life's rehearing petition. In November 2015, Pruco Life filed its answer.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of these discussions.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

12. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), PAR U, Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, GUL Re, its parent company Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016 and its affiliate UPARC through June 30, 2017. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Through June 30, 2017, the Company had an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See below for additional information on the change effective July 1, 2017 related to the recapture of the no-lapse guarantee risks that were previously reinsured to UPARC. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2017	2016
	(in thousands)
Reinsurance recoverables	$32,555,500	$28,674,226
Policy loans	(124,843)	(87,112)
Deferred policy acquisition costs	(6,832,729)	(6,482,889)
Deferred sales inducements	(638,065)	(615,117)
Other assets(1)	205,430	226,347
Policyholders’ account balances	5,004,885	4,978,859
Future policy benefits	3,301,841	2,833,327
Other liabilities(2)	626,306	410,376

(1)	"Other assets" includes $0.1 million of unaffiliated activity as of both December 31, 2017 and 2016.

(2)	"Other liabilities" includes $73 million and $28 million of unaffiliated activity as of December 31, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2017	December 31, 2016
	(in thousands)
PAR U	$11,111,272	$10,514,125
PALAC	8,388,988	7,706,860
PURC	3,577,962	3,153,449
PARCC	2,546,673	2,589,397
GUL Re	1,772,950	0
PAR Term	1,559,618	1,403,738
Prudential of Taiwan	1,406,686	1,246,241
Prudential Insurance	1,152,241	976,652
Term Re	966,509	593,084
UPARC	0	467,904
Unaffiliated	72,601	22,776
Total reinsurance recoverables	$32,555,500	$28,674,226
Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2017	2016	2015
	(in thousands)
Premiums:
Direct	$1,720,896	$1,621,531	$1,519,992
Assumed(1)	194	359	0
Ceded(2)	(1,666,384)	(2,447,832)	(1,442,358)
Net premiums	54,706	(825,942)	77,634
Policy charges and fee income:
Direct	3,459,134	2,804,446	2,933,271
Assumed	473,573	533,648	434,560
Ceded(3)	(3,678,165)	(2,550,899)	(1,211,444)
Net policy charges and fee income	254,542	787,195	2,156,387
Net investment income:
Direct	356,291	378,969	419,357
Assumed	1,484	1,411	1,394
Ceded	(5,365)	(4,430)	(4,164)
Net investment income	352,410	375,950	416,587
Asset administration fees:
Direct	340,461	310,178	362,321
Assumed	0	0	0
Ceded	(322,868)	(225,735)	0
Net asset administration fees	17,593	84,443	362,321
Other income:
Direct	62,830	50,475	44,223
Assumed(4)	390	(161)	0
Ceded	(77)	21	0
Amortization of reinsurance income	4,606	(19,228)	11,292
Net other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Direct	478,117	1,263,088	571,702
Assumed	0	0	0
Ceded(5)	(558,303)	(504,639)	(780,240)
Realized investment gains (losses), net	(80,186)	758,449	(208,538)
Policyholders’ benefits (including change in reserves):
Direct	2,450,810	2,456,262	2,064,906
Assumed(6)	584,909	596,196	541,371
Ceded(7)	(3,074,099)	(3,312,658)	(2,307,127)
Net policyholders’ benefits (including change in reserves)	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances:
Direct	350,262	413,328	477,667
Assumed	135,123	131,953	124,954
Ceded	(316,994)	(244,061)	(228,410)
Net interest credited to policyholders’ account balances	168,391	301,220	374,211
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(8)	(1,302,020)	(840,010)	(354,372)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	"Premiums assumed" includes $0.2 million, $0.4 million and $0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)	"Premiums ceded" includes $0.0 million of unaffiliated activity for the year ended December 31, 2017.

(3)	"Policy charges ceded" includes $(8) million, $(4) million and $(4) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(4)	"Other income assumed" includes $0.4 million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(5)	"Realized investment gains (losses), net ceded" includes $(20) million, $(30) million and $2 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(6)	"Policyholders' benefits (including change in reserves) assumed" includes $0.4 million of unaffiliated activity for the year ended December 31, 2017.

(7)
"Policyholders' benefits (including change in reserves) ceded" includes $4 million, $5 million and $(14) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(8)	Prior period amount for the year ended December 31, 2015 has been corrected to exclude non-reinsurance expenses.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2017	2016	2015
	(in thousands)
Direct gross life insurance face amount in force	$882,333,743	$827,832,976	$770,427,543
Assumed gross life insurance face amount in force	41,782,959	42,566,514	43,552,313
Reinsurance ceded	(854,053,110)	(805,796,078)	(752,647,594)
Net life insurance face amount in force	$70,063,592	$64,603,412	$61,332,262
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011.
Effective July 1, 2011, PLNJ reinsures an amount equal to 95% of all the risks associated with its universal life policies with PAR U.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement with PALAC, to reinsure its variable annuity base contracts, along with the living benefit guarantees, excluding business reinsured externally, and the PLNJ business, which was reinsured to Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principles-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector and Universal Life policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company will reinsure a portion of the mortality risk directly to third-party reinsurers and retain all of the non-reinsured portion of the mortality risk.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through an automatic coinsurance agreement with Term Re.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date. As part of the recapture, the Company received invested assets of $557 million as consideration from UPARC and unwound the associated reinsurance recoverable of $760 million. As a result, the Company recognized a loss of $203 million immediately.
Pruco Re
Through March 31, 2016, the Company, including its wholly-owned subsidiary PLNJ, entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant third party reinsurance arrangements is described below.
Union Hamilton
Effective April 1, 2015, the Company, excluding its subsidiaries, entered into an agreement with Union Hamilton, an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. As of December 31, 2017, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 is not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.
13. EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in OCI before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	0	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805
Change in OCI before reclassifications	(8)	74,040	74,032
Amounts reclassified from AOCI	0	(64,540)	(64,540)
Income tax benefit (expense)	3	(3,325)	(3,322)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346

(1)	Includes cash flow hedges of $(18) million, $41 million, and $48 million as of December 31, 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$(1,103)	$7,915	$4,286
Net unrealized investment gains (losses) on available-for-sale securities(4)	28,101	56,625	5,616
Total net unrealized investment gains (losses)	26,998	64,540	9,902
Total reclassifications for the period	$26,998	$64,540	$9,902

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(2)	$5,333	$(2,709)	$1,399	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	0	0	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	0	0	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	0	0	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(2)	0	1,404	0	(492)	912
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(330)	116	(214)
Balance, December 31, 2015(2)	$5,196	$(1,305)	$1,069	$(1,767)	$3,193
Net investment gains (losses) on investments arising during the period	1,238	0	0	(433)	805
Reclassification adjustment for (gains) losses included in net income	(1,107)	0	0	387	(720)
Reclassification adjustment for OTTI losses excluded from net income(1)	(444)	0	0	155	(289)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(2)	0	393	0	(138)	255
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(437)	153	(284)
Balance, December 31, 2016(2)	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(3)	$344,577	$(256,260)	$182,553	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	0	0	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	0	0	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	0	0	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(3)	0	159,640	0	(55,874)	103,766
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	(102,538)	35,888	(66,650)
Balance, December 31, 2015(3)	$111,837	$(96,620)	$80,015	$(33,223)	$62,009
Net investment gains (losses) on investments arising during the period	(70,379)	0	0	24,633	(45,746)
Reclassification adjustment for (gains) losses included in net income	65,647	0	0	(22,976)	42,671
Reclassification adjustment for OTTI losses excluded from net income(1)	444	0	0	(155)	289
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(3)	0	(132)	0	46	(86)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	14,276	(4,996)	9,280
Balance, December 31, 2016(3)	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2017, 2016 and 2015. The expense charged to the Company for the deferred compensation program was $9 million, $8 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $26 million, $23 million and $22 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $28 million, $28 million and $26 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $10 million, $10 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $633 million, $709 million and $771 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $66 million, $58 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,688 million at December 31, 2017 and $3,367 million at December 31, 2016. Fees related to these COLI policies were $44 million, $42 million and $45 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $15 million and $17 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $79 million and $100 million as of December 31, 2017 and 2016, respectively. "Net investment income" related to these ventures includes a gain of $8 million, $2 million and $0.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $14 million, $13 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2017	2016
							(in thousands)
U.S. Dollar floating rate notes			2028	2.77%	-	3.12%	$6,551	$0
U.S. Dollar fixed rate notes	2022	-	2028	0.00%	-	14.85%	126,020	137,636
Total long-term notes receivable - affiliated(1)							$132,571	$137,636

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2017 and 2016, and is included in “Other assets”. Revenues related to these loans were $5 million, $6 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2017 and 2016, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	March 2016	Sale	Fixed Maturities & Short-Term Investments	$88,783	$88,875	$(60)	$0
PALAC	January 2017	Purchase	Fixed Maturities & Short-Term Investments	$29	$29	$0	$0
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293	$0
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584	$0
UPARC	September 2017	Transfer In	Other Long-Term Investments	$37,354	$37,354	$0	$0
GUL Re	September 2017	Transfer Out	Other Long-Term Investments	$72,354	$72,354	$0	$0
GUL Re	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$1,254,457	$1,195,697	$0	$58,760
Prudential Financial	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
Prudential Financial	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
UPARC	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$417,067	$385,459	$0	$31,608
UPARC	September 2017	Transfer In	Trading Account Assets	$6,225	$5,002	$0	$1,223
GUL Re	September 2017	Transfer Out	Trading Account Assets	$6,225	$5,002	$0	$1,223
UPARC	September 2017	Purchase	Other Long-Term Investments - Derivatives	$20,685	$20,685	$0	$0
UPARC	November 2017	Purchase	Fixed Maturities & Short-Term Investments	$41,250	$34,332	$0	$6,919
Prudential Insurance	December 2017	Sale	Commercial Mortgages	$106,199	$105,191	$655	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company prepaid $125 million of its debt and reassigned all the remaining debt to PALAC and Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2017 and 2016, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.8 million, $13 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Contributed Capital and Dividends
In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance. In March and June of 2016, the Company received capital contributions in the amounts of $5 million and $200 million, respectively, from Prudential Insurance. For the year ended December 31, 2015, the Company did not receive any capital contributions.
In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance. In April of 2016, the Company paid a dividend in the amount of $2,593 million to Prudential Insurance. In June and December of 2015, the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2017 and 2016 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2017 (1)
Total revenues	$210,959	$270,721	$(24,256)	$209,390
Total benefits and expenses	189,338	(67,282)	193,689	180,806
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	21,621	338,003	(217,945)	28,584
Net income (loss)	$40,072	$349,164	$(178,496)	$113,692
2016 (2)
Total revenues	$791,393	$140,925	$231,010	$47,874
Total benefits and expenses	1,163,700	(588,114)	182,006	132,262
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	(372,307)	729,039	49,004	(84,388)
Net income (loss)	$(328,199)	$723,984	$84,897	$(85,465)
(1) The variability in the quarterly results for 2017 was primarily due to the recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC. See Note 12 for additional information.
(2) The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 14 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 8, 2018

We have served as the Company's auditor since 1996.

PART C

OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2017; the Statement of Operations for the period ended December 31, 2017; the Statement of Changes in Net Assets for the periods ended December 31, 2017 and December 31, 2016, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2017 and 2016; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2017, 2016, and 2015; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)	Agreements for custody of securities and similar investments--Not Applicable.

(3) (a)	Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b) (2)	List of Broker Dealers selling under Original Selling Agreement. (Note 8)

(b) (3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 8)

(4)(a)	Specimen Variable Annuity Contract (including schedule pages) (P-BBND(2/13)).(Note 10)

(4)(b)	Specimen Lifetime Income with Death Benefit Rider (P-RID-LI-DB(5/14)). (Note 12)

(4)(c)	Specimen Medically Related Surrender Endorsement (P-END-MRS(2/13)). (Note 10)

(4)(d)	Specimen Individual Retirement Annuity Endorsement P-END-IRA (2/10). (Note 9)

(4)(e)	Specimen Roth Individual Retirement Annuity Endorsement P-END-ROTH (2/10). (Note 9)

(4)(f)	Specimen Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (2/10). (Note 9)

(4)(g)	Specimen Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (2/10). (Note 9)

(4)(h)	Specimen 403(b) Annuity Endorsement (P-END-403 (2/10). (Note 9)

(4)(i)	Amendatory Tax Endorsement (Note 11).

(5)	Application for Variable Annuity Contract (P-BBND-APP (2/13)). (Note 10)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Copy of Contract of reinsurance in connection with Variable Annuity Contracts. Not Applicable.

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of AST Fund Participation Agreement. (Note 6)

(b)	Shareholder Information Agreement (Sample Rule 22C-2) (Note 7)

(c)	Amendment to Participation Agreement (Note 11)

(9)	Opinion of Counsel. (Note 10)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1).

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Christine Knight (Note 13)

(b)	Caroline A. Feeney (Note 13)

(c)	Lori D. Fouchè (Note 13)

(d)	Candace J. Woods (Note 13)

(e)	Kent D. Sluyter (Note 13)

(f)	John Chieffo (Note 13)

(g)	Kenneth Y. Tanji (Note 13)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-184541, filed January 31, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No.1 to Form N-4, Registration Statement No.333-184541, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)
Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, Registration Statement No. 333-184541, filed January 28, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration Statement No. 333-162673, filed December 13, 2017 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Kent D. Sluyter One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Lori D. Fouché 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Actuary and Appointed Actuary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 16, 2018, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2018, there were 38,918 Qualified contract owners and 19,493 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c) Commissions received by PAD during 2017 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$633,385,857.43	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.6
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 5th day of April 2018.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	/s/ Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	/s/ Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
/s/ Kent D. Sluyter*	Director, President and Chief Executive Officer	April 5, 2018
Kent D. Sluyter
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 5, 2018
John Chieffo
Christine Knight*	Director	April 5, 2018
Christine Knight
Kenneth Y. Tanji*	Director	April 5, 2018
Kenneth Y. Tanji
Candace J. Woods*	Director	April 5, 2018
Candace J. Woods
Lori D. Fouché*	Director	April 5, 2018
Lori D. Fouché
Caroline A. Feeney*	Director	April 5, 2018
Caroline A. Feeney

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.
EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.